Exhibit 10.1

Execution Version

REFINANCING FACILITY AGREEMENT AND INCREMENTAL FACILITY AMENDMENT

REFINANCING FACILITY AGREEMENT AND INCREMENTAL FACILITY AMENDMENT, dated as of October 13, 2026 (this “Amendment”), to the Credit Agreement, dated as of May 9, 2014 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Minerals Technologies Inc. (the “Company”), the subsidiary borrowers party thereto (together with the Company, the “Borrowers”), the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), and the other agents party thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Company has requested that:

(i)       all of the outstanding Revolving Commitments (the “Existing Revolving Commitments”; the loans in respect thereof outstanding immediately prior to the Effective Date (as defined below), the “Existing Revolving Loans”, and the Lenders holding such Existing Revolving Commitments or Existing Revolving Loans, collectively, the “Existing Revolving Lenders”) be refinanced and/or replaced with a new revolving facility (the “New Revolving Facility”) in accordance with Section 2.22 of the Credit Agreement by obtaining replacement revolving commitments (the “New Revolving Commitments”; and the loans in respect thereof, the “New Revolving Loans”);

(ii)        the outstanding commitments in respect of the New Revolving Facility be increased by Incremental Revolving Commitments in an aggregate amount of $100,000,000 (the “2026 Incremental Revolving Commitments”; it is understood and agreed that references herein to the New Revolving Commitments shall include the 2026 Incremental Revolving Commitments, as the context may require); and

(iii)       the Credit Agreement be amended as set forth on Exhibit A hereto to give effect to such amendments as are appropriate to give effect to the New Revolving Commitments and the 2026 Incremental Revolving Commitments (the Credit Agreement as so amended, the “Amended Credit Agreement”);

WHEREAS, Section 2.22 of the Credit Agreement permits the Company to amend the Credit Agreement with the written consent of the Administrative Agent, the Borrowers, each Issuing Bank, the Swingline Lender and the lenders providing the New Revolving Commitments to replace the Existing Revolving Commitments and refinance the Existing Revolving Loans with the New Revolving Loans;

WHEREAS, Section 2.21 of the Credit Agreement permits (i) the Company to incur the 2026 Incremental Revolving Commitments (which will be a utilization of the Maximum Incremental Amount referenced therein) with the consent of the Administrative Agent, the Borrowers and each Incremental Revolving Lender providing the 2026 Incremental Revolving Commitments and (ii) such amendments to the Credit Agreement as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to such Incremental Revolving Commitments with the consent of each Incremental Revolving Lender providing the 2026 Incremental Revolving Commitments;

WHEREAS, upon the occurrence of the Effective Date (as defined below), (i) the New Revolving Commitments and the New Revolving Loans will replace and refinance, as applicable, the Existing Revolving Commitments and the Existing Revolving Loans and (ii) the New Revolving Commitments will be increased by the 2026 Incremental Revolving Commitments, such that after giving effect thereto, the New Revolving Commitments will be in an aggregate amount of $500,000,000;

WHEREAS, each Existing Revolving Lender that executes and delivers a signature page to this Amendment in the form of Exhibit A-1 (a “Continuing Revolving Lender Addendum”) and in connection therewith agrees to continue its Existing Revolving Commitments as New Revolving Commitments (such continued commitments, the “Continued Revolving Commitments”; and such Lenders, collectively, the “Continuing Revolving Lenders”), will thereby agree (i) to the terms of this Amendment and the Amended Credit Agreement, (ii) to continue all of its Existing Revolving Commitments as New Revolving Commitments in an amount equal to the aggregate amount of its Existing Revolving Commitments (or such lesser amount as notified to such Lender by the Lead Arrangers (as defined below) prior to the Effective Date) and (iii) to make New Revolving Loans from time to time in an amount not to exceed its Continued Revolving Commitments;

WHEREAS, each Person that executes and delivers a signature page to this Amendment in the form of Exhibit A-2 (a “New Revolving Lender Addendum”) and in connection therewith agrees to make New Revolving Commitments (such New Revolving Commitments, the “Additional Revolving Commitments”, and the loans thereunder, the “Additional Revolving Loans”, and the Lenders of such Additional Revolving Commitments and Additional Revolving Loans, collectively, the “Additional Revolving Lenders”; and the Additional Revolving Lenders together with the Continuing Revolving Lenders, the “New Revolving Lenders”) will thereby (i) agree to the terms of this Amendment and the Amended Credit Agreement, (ii) commit to make Additional Revolving Commitments to the Company on the Effective Date as New Revolving Commitments in an amount (not in excess of any such commitment) as is determined by the Lead Arrangers and notified to such Additional Revolving Lender prior to the Effective Date and (iii) agree to make Additional Revolving Loans from time to time in an amount not to exceed its Additional Revolving Commitments;

WHEREAS, upon the occurrence of the Effective Date, the New Revolving Lenders constitute all Revolving Lenders under the Amended Credit Agreement;

WHEREAS, (i) each of JPMorgan Chase Bank, N.A., Truist Securities, Inc. and U.S. Bank National Association (collectively, the “Lead Arrangers”) is acting as a joint lead arranger and joint bookrunner in respect of this Amendment and the New Revolving Facility, (ii) each of Truist Securities, Inc. and U.S. Bank National Association is acting as a syndication agent in respect of this Amendment and the New Revolving Facility and (iii) each of Bank of America, N.A. and Wells Fargo Securities, LLC is acting as a documentation agent in respect of this Amendment and the New Revolving Facility; and

WHEREAS, the Borrowers, the Administrative Agent and the Lenders party hereto are willing to agree to this Amendment and the Amended Credit Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

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SECTION 2. New Revolving Commitments; Amendment.

(a)       Subject to the terms and conditions set forth herein (i) each Continuing Revolving Lender agrees to continue all (or such lesser amount as notified to such Continuing Revolving Lender by the Lead Arrangers prior to the Effective Date) of its Existing Revolving Commitments as New Revolving Commitments on the date requested by the Company to be the Effective Date in an amount equal to such Continuing Revolving Lender’s New Revolving Commitment Amount (as defined below), (ii) each Additional Revolving Lender agrees to provide New Revolving Commitments on and after such date to the Borrowers in an amount equal to such Additional Revolving Lender’s New Revolving Commitment Amount and (iii) each New Revolving Lender agrees and consents to the terms of this Amendment and the Amended Credit Agreement.

(b)       For purposes hereof, a Person shall become a party to the Amended Credit Agreement and a New Revolving Lender as of the Effective Date by executing and delivering to the Administrative Agent, on or prior to the Effective Date, a Lender Addendum in its capacity as a Continuing Revolving Lender or an Additional Revolving Lender, as the case may be. The Company shall give notice to the Administrative Agent of the proposed Effective Date not later than one Business Day prior thereto, and the Administrative Agent shall notify each New Revolving Lender thereof. For the avoidance of doubt, (i) the Existing Revolving Commitments of a Continuing Revolving Lender must be continued in whole and may not be continued in part unless approved by the Lead Arrangers and (ii) each Additional Revolving Lender must be reasonably acceptable to the Administrative Agent, each Issuing Bank and the Swingline Lender (it being understood and agreed that each such Person’s execution of a signature page hereto shall be deemed to constitute approval of each Additional Revolving Lender that is a party hereto).

(c)       The New Revolving Commitments of each New Revolving Lender will be available to the Borrowers on the Effective Date. The “New Revolving Commitment Amount” of (i) any Continuing Revolving Lender will be the amount of its Existing Revolving Commitment as set forth in the Register as of the Effective Date (or such lesser amount as notified to such Continuing Revolving Lender by the Lead Arrangers prior to the Effective Date), which shall be continued as an equal amount of New Revolving Commitments, and (ii) any Additional Revolving Lender will be such amount (not exceeding any commitment offered by such Additional Revolving Lender) allocated to it by the Lead Arrangers and notified to it on or prior to the Effective Date. The commitments of the Additional Revolving Lenders and the continuation undertakings of the Continuing Revolving Lenders are several, and (subject to Section 2.20 of the Amended Credit Agreement) no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its New Revolving Loans.

(d)       The obligation of each New Revolving Lender to make, provide or acquire by continuation New Revolving Commitments on the Effective Date is subject to the satisfaction of the conditions set forth in Section 3 of this Amendment.

(e)       On and after the Effective Date, each reference in the Amended Credit Agreement to (i) “Revolving Commitments” shall be deemed a reference to the New Revolving Commitments and (ii) “Revolving Loans” shall be deemed a reference to the New Revolving Loans contemplated hereby. Notwithstanding the foregoing, except as set forth in Section 2(h) of this Amendment, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Revolving Lender in respect of such Lender’s Existing Revolving Commitments and Existing Revolving Loans.

(f)       On the Effective Date, all Existing Revolving Loans shall be deemed repaid and (to the extent set forth in the Borrowing Request requesting Revolving Loans to be made on the Effective Date) reborrowed as New Revolving Loans in accordance with Section 2.06(c) of the Amended Credit Agreement.

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(g)       For the avoidance of doubt, the Lenders party hereto hereby acknowledge and agree that any Lender with Existing Revolving Commitments that are not being continued as Continued Revolving Commitments (“Non-Continued Revolving Commitments”) shall, automatically upon receipt of the amount necessary to purchase, at par, the portion of such Lender’s Existing Revolving Commitments constituting Non-Continued Revolving Commitments and any related outstanding revolving loans in connection therewith and pay all accrued interest and fees thereon, be deemed to have assigned such Non-Continued Revolving Commitments and related outstanding revolving loans pursuant to a form of Assignment and Assumption and, accordingly, no other action by the Lenders, the Administrative Agent or the Loan Parties shall be required in connection therewith.

(h)       Each Lender party hereto and the Company agree that with respect to any payment or deemed payment of Existing Revolving Loans on the Effective Date, any amounts payable pursuant to Section 2.16 of the Credit Agreement as a result of such payment or deemed payment are hereby waived by each Continuing Revolving Lender. In addition, each Lender party hereto, the Company and the Administrative Agent agree that this Amendment shall constitute the prior written notice from the Company to the Administrative Agent required by Sections 2.21 and 2.22 of the Credit Agreement and shall be deemed to satisfy such requirements insofar as they relate to the transactions contemplated herein.

(i)       Each party to this Amendment agrees that this Amendment is a Refinancing Facility Agreement and an Incremental Facility Amendment for all purposes of the Loan Documents (as defined in the Amended Credit Agreement).

SECTION 3. Effective Date. This Amendment (subject to Section 4) and the obligation of each New Revolving Lender to provide New Revolving Commitments and make New Revolving Loans shall become effective as of the date (the “Effective Date”) on which the conditions set forth in Section 4.04 of the Amended Credit Agreement have been satisfied.

SECTION 4. Representations and Warranties. Each Loan Party represents and warrants to each of the Lenders and the Administrative Agent that:

(a)       it has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and to effect the 2026 Transactions (as defined in the Amended Credit Agreement);

(b)       the 2026 Transactions have been duly authorized by all necessary corporate or other organizational action and, if required, action by the holders of such Loan Party’s Equity Interests;

(c)       this Amendment has been duly executed and delivered by the Company and each Loan Party party hereto and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(d)       the 2026 Transactions (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (ii) will not violate any Requirement of Law applicable to the Company or any Subsidiary, except to the extent any such violations, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (iii) will not violate or result (alone or with notice or lapse of time or both) in a default under any indenture or agreement governing Indebtedness, any material agreement or any other material instrument binding upon the Company or any Subsidiary or their respective assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by the Company or any Subsidiary or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation thereunder, except to the extent any such violations, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, and (iv) will not result in the creation or imposition of any Lien on any asset now owned or hereafter acquired by the Company or any Subsidiary, except Liens created under the Loan Documents;

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(e)       there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority (including with respect to any Environmental Liability) pending against or, to the knowledge of the Company or any Subsidiary, threatened in writing against or affecting the Company or any Subsidiary that involve any of the 2026 Transactions; and

(f)       immediately after giving effect to the 2026 Transactions on the Effective Date, (i) each of the Fair Value and the Present Fair Salable Value of the assets of the Company and the Subsidiaries taken as a whole exceed their Stated Liabilities and Identified Contingent Liabilities, (ii) the Company and the Subsidiaries taken as a whole do not have Unreasonably Small Capital and (iii) the Company and the Subsidiaries taken as a whole can pay their Stated Liabilities and Identified Contingent Liabilities as they mature.

For purposes of Section 4, (x) subject to clause (y), terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Amended Credit Agreement and (y) the terms “Fair Value”, “Present Fair Salable Value”, “Stated Liabilities”, “Identified Contingent Liabilities”, “Can pay their Stated Liabilities and Identified Contingent Liabilities as they mature” and “Do not have Unreasonably Small Capital” shall have the meanings given to them in Credit Agreement, with references to the “Transactions” in the definitions of such terms deemed to be references to the “2026 Transactions” and references to the “Refinancing Closing Date” in the definitions of such terms deemed to be references to the Effective Date.

SECTION 5. Amendment to Credit Agreement. Effective as of the Effective Date: (i) the Credit Agreement is hereby amended and restated in its entirety in the form of the Amended Credit Agreement set forth as Exhibit B hereto and (ii) except for (x) Schedule 1.01, which shall be amended and restated in the form attached hereto as Exhibit C and (y) the Revolving Commitments set forth on Schedule 2.01, which shall be amended and restated in the form attached hereto as Exhibit D, all schedules and exhibits to the Credit Agreement, in the forms thereof immediately prior to the Effective Date, will continue to be schedules and exhibits to the Amended Credit Agreement.

SECTION 6. Effect of Amendment.

(a)       Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect. The Company and each other Loan Party acknowledges and agrees that all of the Guarantees, Liens and security interests created and arising under any Loan Document remain in full force and effect and continue to secure and guaranty the Obligations (as such term is defined giving effect to this Amendment), as applicable, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of this Amendment. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Nothing in this Amendment shall be deemed to be a novation of any obligations under the Credit Agreement or any other Loan Document.

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(b)       On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement).

(c)       Except as expressly provided herein or in the Amended Credit Agreement, the New Revolving Facility (including, for the avoidance of doubt, the 2026 Incremental Revolving Commitments and the loans made thereunder) shall be subject to the terms and provisions of the Amended Credit Agreement and the other Loan Documents.

SECTION 7. General.

(a)       GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)        Costs and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(c)        Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, each of which shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

(d)       Amendments. This Amendment may be amended, modified or supplemented only by a writing signed by a Majority in Interest of the Revolving Lenders and the Company; provided that any amendment or modification that would require the consent of Required Lenders, all Lenders or all affected Lenders if made under the Amended Credit Agreement shall require the consent of Required Lenders, all Lenders or all affected Lenders, as applicable. For purposes of this clause (d), the defined terms “Lenders” and “Required Lenders” shall have the meanings given to them in the Amended Credit Agreement.

(e)       Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

MINERALS TECHNOLOGIES INC.

By:	/s/ Erik C. Aldag
	Name:	Erik C. Aldag
	Title:	Senior Vice President, Finance and Treasury, and Chief Financial Officer

AMCOL Health & Beauty Solutions, Incorporated

By:	/s/ Erik C. Aldag
	Name:	Erik C. Aldag
	Title	Senior Vice President, Finance and Treasury, and Chief Financial Officer

AMCOL International Corporation

By:	/s/ Erik C. Aldag
	Name:	Erik C. Aldag
	Title:	Senior Vice President, Finance and Treasury, and Chief Financial Officer

American Colloid Company

By:	/s/ Erik C. Aldag
	Name:	Erik C. Aldag
	Title:	Senior Vice President, Finance and Treasury, and Chief Financial Officer

Ameri-Co Carriers, Inc.

By:	/s/ Erik C. Aldag
	Name:	Erik C. Aldag
	Title:	Senior Vice President, Finance and Treasury, and Chief Financial Officer

Ameri-Co Logistics, Inc.

By:	/s/ Erik C. Aldag
	Name:	Erik C. Aldag
	Title:	Senior Vice President, Finance and Treasury, and Chief Financial Officer

CETCO Energy Services Company LLC

By:	/s/ Erik C. Aldag
	Name:	Erik C. Aldag
	Title:	Senior Vice President, Finance and Treasury, and Chief Financial Officer

Colloid Environmental Technologies Company LLC

By:	/s/ Erik C. Aldag
	Name:	Erik C. Aldag
	Title:	Senior Vice President, Finance and Treasury, and Chief Financial Officer

Minteq International Inc.

By:	/s/ Erik C. Aldag
	Name:	Erik C. Aldag
	Title:	Senior Vice President, Finance and Treasury, and Chief Financial Officer

Minteq Shapes and Services Inc.

By:	/s/ Erik C. Aldag
	Name:	Erik C. Aldag
	Title:	Senior Vice President, Finance and Treasury, and Chief Financial Officer

Nanocor LLC

By:	/s/ Erik C. Aldag
	Name:	Erik C. Aldag
	Title:	Senior Vice President, Finance and Treasury, and Chief Financial Officer

Northdown Industries Inc.

By:	/s/ Erik C. Aldag
	Name:	Erik C. Aldag
	Title:	Senior Vice President, Finance and Treasury, and Chief Financial Officer

Specialty Minerals Inc.

By:	/s/ Erik C. Aldag
	Name:	Erik C. Aldag
	Title:	Senior Vice President, Finance and Treasury, and Chief Financial Officer

Specialty Minerals (Michigan) Inc.

By:	/s/ Erik C. Aldag
	Name:	Erik C. Aldag
	Title:	Senior Vice President, Finance and Treasury, and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ Kody J. Nerios
	Name:	Kody J. Nerios
	Title:	Authorized Officer

U.S. Bank National Association, as Issuing Bank

By:	/s/ Leila Rahimiha
	Name:	Leila Rahimiha
	Title:	Assistant Vice President

Truist Bank, as Issuing Bank

By:	/s/ Alexander Harrison
	Name:	Alexander Harrison
	Title:	Director

EXHIBIT A-1

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Refinancing Facility Agreement and Incremental Facility Amendment dated as of the date first set forth above (the “Amendment”) to the Credit Agreement dated as of May 9, 2014 (as amended, supplemented or otherwise modified prior to the date of the Amendment, the “Credit Agreement”), among Minerals Technologies Inc. (the “Company”), the subsidiary borrowers party thereto (together with the Company, the “Borrowers”), the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution (A) agrees and consents to the terms of the Amendment and the Amended Credit Agreement, (B) agrees on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment Amount, (C) agrees on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(c) of the Amended Credit Agreement and (D) agrees that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	JPMORGAN CHASE BANK, N.A.

Executing as a Continuing Revolving Lender:

By:
/s/ Kody J. Nerios
	Name:	Kody J. Nerios
	Title:	Authorized Officer

For any institution requiring a second signature line:

By:

Name:
Title:

EXHIBIT A-2

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Refinancing Facility Agreement and Incremental Facility Amendment dated as of the date first set forth above (the “Amendment”) to the Credit Agreement dated as of May 9, 2014 (as amended, supplemented or otherwise modified prior to the date of the Amendment, the “Credit Agreement”), among Minerals Technologies Inc. (the “Company”), the subsidiary borrowers party thereto (together with the Company, the “Borrowers”), the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment Amount, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	JPMORGAN CHASE BANK, N.A.

Executing as an Additional Revolving Lender:

By:
/s/ Kody J. Nerios
	Name:	Kody J. Nerios
	Title:	Authorized Officer

For any institution requiring a second signature line:

By:

Name:
Title:

EXHIBIT A-1

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Refinancing Facility Agreement and Incremental Facility Amendment dated as of the date first set forth above (the “Amendment”) to the Credit Agreement dated as of May 9, 2014 (as amended, supplemented or otherwise modified prior to the date of the Amendment, the “Credit Agreement”), among Minerals Technologies Inc. (the “Company”), the subsidiary borrowers party thereto (together with the Company, the “Borrowers”), the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution (A) agrees and consents to the terms of the Amendment and the Amended Credit Agreement, (B) agrees on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment Amount, (C) agrees on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(c) of the Amended Credit Agreement and (D) agrees that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	TRUIST BANK

Executing as a Continuing Revolving Lender:

By:
/s/ Alexander Harrison
	Name:	Alexander Harrison
	Title:	Director

EXHIBIT A-2

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Refinancing Facility Agreement and Incremental Facility Amendment dated as of the date first set forth above (the “Amendment”) to the Credit Agreement dated as of May 9, 2014 (as amended, supplemented or otherwise modified prior to the date of the Amendment, the “Credit Agreement”), among Minerals Technologies Inc. (the “Company”), the subsidiary borrowers party thereto (together with the Company, the “Borrowers”), the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment Amount, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	TRUIST BANK

Executing as an Additional Revolving Lender:

By:
/s/ Alexander Harrison
	Name:	Alexander Harrison
	Title:	Director

EXHIBIT A-1

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Refinancing Facility Agreement and Incremental Facility Amendment dated as of the date first set forth above (the “Amendment”) to the Credit Agreement dated as of May 9, 2014 (as amended, supplemented or otherwise modified prior to the date of the Amendment, the “Credit Agreement”), among Minerals Technologies Inc. (the “Company”), the subsidiary borrowers party thereto (together with the Company, the “Borrowers”), the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution (A) agrees and consents to the terms of the Amendment and the Amended Credit Agreement, (B) agrees on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment Amount, (C) agrees on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(c) of the Amended Credit Agreement and (D) agrees that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	U.S. Bank National Association

Executing as a Continuing Revolving Lender:

By:
/s/ Leila Rahimiha
	Name:	Leila Rahimiha
	Title:	Assistant Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

EXHIBIT A-2

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Refinancing Facility Agreement and Incremental Facility Amendment dated as of the date first set forth above (the “Amendment”) to the Credit Agreement dated as of May 9, 2014 (as amended, supplemented or otherwise modified prior to the date of the Amendment, the “Credit Agreement”), among Minerals Technologies Inc. (the “Company”), the subsidiary borrowers party thereto (together with the Company, the “Borrowers”), the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment Amount, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	U.S. Bank National Association

Executing as an Additional Revolving Lender:

By:
/s/ Leila Rahimiha
	Name:	Leila Rahimiha
	Title:	Assistant Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

EXHIBIT A-1

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Refinancing Facility Agreement and Incremental Facility Amendment dated as of the date first set forth above (the “Amendment”) to the Credit Agreement dated as of May 9, 2014 (as amended, supplemented or otherwise modified prior to the date of the Amendment, the “Credit Agreement”), among Minerals Technologies Inc. (the “Company”), the subsidiary borrowers party thereto (together with the Company, the “Borrowers”), the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution (A) agrees and consents to the terms of the Amendment and the Amended Credit Agreement, (B) agrees on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment Amount, (C) agrees on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(c) of the Amended Credit Agreement and (D) agrees that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	Bank of America, N.A.

Executing as a Continuing Revolving Lender:

By:
/s/ Jana L. Baker
	Name:	Jana L. Baker
	Title:	Senior Vice President

EXHIBIT A-2

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Refinancing Facility Agreement and Incremental Facility Amendment dated as of the date first set forth above (the “Amendment”) to the Credit Agreement dated as of May 9, 2014 (as amended, supplemented or otherwise modified prior to the date of the Amendment, the “Credit Agreement”), among Minerals Technologies Inc. (the “Company”), the subsidiary borrowers party thereto (together with the Company, the “Borrowers”), the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment Amount, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	Bank of America, N.A.

Executing as an Additional Revolving Lender:

By:
/s/ Jana L. Baker
	Name:	Jana L. Baker
	Title:	Senior Vice President

EXHIBIT A-1

CONTINUING REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Refinancing Facility Agreement and Incremental Facility Amendment dated as of the date first set forth above (the “Amendment”) to the Credit Agreement dated as of May 9, 2014 (as amended, supplemented or otherwise modified prior to the date of the Amendment, the “Credit Agreement”), among Minerals Technologies Inc. (the “Company”), the subsidiary borrowers party thereto (together with the Company, the “Borrowers”), the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution (A) agrees and consents to the terms of the Amendment and the Amended Credit Agreement, (B) agrees on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Effective Date in the amount of its New Revolving Commitment Amount, (C) agrees on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(c) of the Amended Credit Agreement and (D) agrees that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	WELLS FARGO BANK, NATIONAL ASSOCIATION

Executing as a Continuing Revolving Lender:

By:
/s/ Gregory Olijnyk
	Name:	Gregory Olijnyk
	Title:	Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

EXHIBIT A-2

ADDITIONAL REVOLVING

LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Refinancing Facility Agreement and Incremental Facility Amendment dated as of the date first set forth above (the “Amendment”) to the Credit Agreement dated as of May 9, 2014 (as amended, supplemented or otherwise modified prior to the date of the Amendment, the “Credit Agreement”), among Minerals Technologies Inc. (the “Company”), the subsidiary borrowers party thereto (together with the Company, the “Borrowers”), the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Effective Date in the amount of such Additional Revolving Lender’s New Revolving Commitment Amount, (C) on the Effective Date to make New Revolving Loans in the amount required to give effect to the provisions of Section 2.06(c) of the Amended Credit Agreement and (D) that on the Effective Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Commitments” or “Revolving Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	WELLS FARGO BANK, NATIONAL ASSOCIATION

Executing as an Additional Revolving Lender:

By:
/s/ Gregory Olijnyk
	Name:	Gregory Olijnyk
	Title:	Vice President

For any institution requiring a second signature line:

By:

Name:
Title:

EXHIBIT B

AMENDED CREDIT AGREEMENT

[see attached]

EXHIBIT B

CREDIT AGREEMENT

dated as of

May 9, 2014,

among

MINERALS TECHNOLOGIES INC.,

The BORROWING SUBSIDIARIES Party Hereto,

The LENDERS Party Hereto,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

As amended by the Refinancing Facility Agreement, dated as of June 23, 2015, the Second Amendment, dated as of February 14, 2017, the Third Amendment and Incremental Facility Amendment, dated as of April 18, 2018, the Refinancing Facility Agreement, dated as of August 11, 2022, the Refinancing Facility Agreement and Incremental Facility Amendment, dated as of November 26, 2024 and the Refinancing Facility Agreement and Incremental Facility Amendment, dated as of October 13, 2026

JPMORGAN CHASE BANK, N.A.,

TRUIST SECURITIES, INC.

and

U.S. BANK NATIONAL ASSOCIATION,

as Joint Lead Arrangers and Joint Bookrunners,

TRUIST BANK

and

U.S. BANK NATIONAL ASSOCIATION,

as Syndication Agents,

BANK OF AMERICA, N.A.

and

WELLS FARGO SECURITIES, LLC,

as Documentation Agents.

TABLE OF CONTENTS

Page

ARTICLE I

Definitions

ARTICLE II

The Credits

i

ARTICLE III

Representations and Warranties

ARTICLE IV

Conditions

Section 4.01.	Refinancing Closing Date	113
Section 4.02.	Each Credit Event	114
Section 4.03.	Credit Extensions to Borrowing Subsidiaries	115
Section 4.04.	Conditions to the 2026 Amendment Effective Date	116

ARTICLE V

Affirmative Covenants

ii

Section 5.16.	Environmental Compliance	123
Section 5.17.	Designation of Subsidiaries	123

ARTICLE VI

Negative Covenants

ARTICLE VII

Events of Default

ARTICLE VIII

The Administrative Agent

ARTICLE IX

Miscellaneous

iii

SCHEDULES:

Schedule 1.01	–	Existing Letters of Credit
Schedule 2.01	–	Commitments
Schedule 3.06	–	Environmental Matters
Schedule 3.11	–	Subsidiaries
Schedule 3.12	–	Insurance
Schedule 5.18	–	[Reserved]
Schedule 6.01	–	Existing Indebtedness
Schedule 6.02	–	Existing Liens
Schedule 6.04	–	Existing Investments
Schedule 6.09	–	Existing Transactions with Affiliates
Schedule 6.10	–	Existing Restrictions

EXHIBITS:

Exhibit A	–	Form of Assignment and Assumption
Exhibit B	–	[Reserved]
Exhibit C	–	[Reserved]
Exhibit D	–	Form of Compliance Certificate
Exhibit E	–	[Reserved]
Exhibit F	–	Form of Perfection Certificate
Exhibit G	–	Form of Supplemental Perfection Certificate
Exhibit H	–	Form of Solvency Certificate
Exhibit I-1	–	Form of U.S. Tax Compliance Certificate for Non-U.S. Lenders that are not Partnerships for U.S. Federal Income Tax Purposes
Exhibit I-2	–	Form of U.S. Tax Compliance Certificate for Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes
Exhibit I-3	–	Form of U.S. Tax Compliance Certificate for Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes
Exhibit I-4	–	Form of U.S. Tax Compliance Certificate for Non-U.S. Lenders that are Partnerships for U.S. Federal Income Tax Purposes
Exhibit J	–	Auction Procedures
Exhibit K	–	Form of Closing Certificates
Exhibit L-1	–	Form of Borrowing Subsidiary Agreement
Exhibit L-2	–	Form of Borrowing Subsidiary Termination

iv

CREDIT AGREEMENT dated as of May 9, 2014 (as amended by the Refinancing Facility Agreement dated as of June 23, 2015, the Second Amendment dated as of February 14, 2017, the Third Amendment and Incremental Facility Amendment dated as of April 18, 2018, the Refinancing Facility Agreement, dated as of August 11, 2022, the Refinancing Facility Agreement and Incremental Facility Amendment, dated as of November 26, 2024 and the Refinancing Facility Agreement and Incremental Facility Amendment, dated as of October 13, 2026), among MINERALS TECHNOLOGIES INC., the BORROWING SUBSIDIARIES party hereto, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

The parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“2026 Amendment” means the Refinancing Facility Agreement and Incremental Facility Amendment, dated as of the 2026 Amendment Effective Date, among the Loan Parties, the Lenders party thereto and the Administrative Agent, it being understood and agreed that such amendment constitutes a Refinancing Facility Agreement and Incremental Facility Amendment for purposes of this Agreement.

“2026 Amendment Effective Date” means the date on which the conditions precedent set forth in Section 4.04 are satisfied (or waived in accordance with Section 9.02), which date is October 13, 2026.

“2026 Transactions” means, collectively, (a) the execution and delivery of the 2026 Amendment, (b) the establishment of revolving commitments hereunder in an aggregate amount of $500,000,000 in accordance with the 2026 Amendment and (c) the payment of fees and expenses payable on the 2026 Amendment Effective Date in connection with the foregoing.

“ABR”, when used in reference to any Loan or Borrowing, means that such Loan, or the Loans comprising such Borrowing, shall bear interest at a rate determined by reference to the Alternate Base Rate. All ABR Loans shall be denominated in U.S. Dollars.

“Accepting Lenders” has the meaning set forth in Section 2.23(a).

“Adjusted EURIBOR Rate” means, with respect to any Term Benchmark Borrowing denominated in Euros for any Interest Period, an interest rate per annum equal to (a) the EURIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that if the Adjusted EURIBOR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Adjustment Date” has the meaning set forth in the definition of “Applicable Rate”.

“Administrative Agent” means JPMorgan Chase Bank, N.A. (including its branches and affiliates), in its capacity as administrative agent hereunder and under the other Loan Documents, and its successors in such capacity as provided in Article VIII.

“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.

“Affected Class” has the meaning set forth in Section 2.23(a).

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls or is Controlled by or is under common Control with the Person specified; provided that for purposes of Section 6.09, the term “Affiliate” shall include any Person that, directly or indirectly, beneficially owns Equity Interests in the Person specified representing 10% or more of the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests in the Person specified.

“Affiliate Transaction” has the meaning set forth in Section 6.09.

“Aggregate Revolving Commitment” means at any time the sum of the Revolving Commitments of all the Revolving Lenders at such time, as the same may be increased or decreased from time to time.

“Aggregate Revolving Exposure” means at any time the sum of the Revolving Exposures of all the Revolving Lenders at such time.

“Agreed Currencies” means U.S. Dollars and Committed Alternative Currencies.

“Agreement” means this Credit Agreement, as the same may be modified, amended and/or supplemented from time to time.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) Daily Simple SOFR plus 1%; provided that for the purpose of this definition, the Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.14(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.0%, such rate shall be deemed to be 1.0% for purposes of this Agreement.

“Alternative Currency” means any currency other than U.S. Dollars that is freely transferable and convertible into U.S. Dollars.

“Alternative Currency Loan” means any Loan denominated in an Alternative Currency.

2

“Alternative Incremental Facility Indebtedness” means any Indebtedness incurred by the Company or any Subsidiary, in the form of one or more series of bonds, debentures, notes or similar instruments or term loans; provided that (a) if such Indebtedness is secured, (i) if such Indebtedness is incurred by a Loan Party, (x) such Indebtedness may be secured by all or any portion of the Collateral on a pari passu or junior basis to the Obligations (but, in each case, without regard to the control of remedies) and shall not be secured by any property or assets of the Company or any of the Subsidiaries other than the Collateral, (y) the security agreements relating to such Indebtedness are substantially similar to the Security Documents (with such differences as are reasonably satisfactory to the Administrative Agent and other than, in the case of Indebtedness secured on a junior basis, with respect to priority) and (z) a representative, trustee, collateral agent, security agent or similar Person acting on behalf of the holders of such Indebtedness shall have become party to an Intercreditor Agreement and (ii) if such Indebtedness is incurred by a Subsidiary that is not a Loan Party, such Indebtedness may be secured by the assets of such non-Loan Party and the assets of any other non-Loan Party that guarantees such Indebtedness but shall not be secured by any property or assets of any Loan Party, (b) except in the case of Alternative Incremental Facility Indebtedness incurred under the Permitted Earlier Maturity Indebtedness Exception, such Indebtedness does not mature earlier than the Latest Maturity Date in effect hereunder at the time of incurrence thereof and has a weighted average life to maturity no shorter than the Class of Term Loans with the latest Maturity Date in effect at the time of incurrence of such Indebtedness, (c) such Indebtedness contains covenants, events of default and other terms that are customary for similar Indebtedness in light of then-prevailing market conditions and, when taken as a whole (other than interest rates, fees and optional prepayment or redemption terms), are substantially identical to, or are not more favorable to the investors or lenders providing such Indebtedness than, those set forth in the Loan Documents (other than covenants or other provisions applicable only to periods after the Latest Maturity Date then in effect) or on terms that reflect current market terms and conditions at the time of the incurrence or issuance of such Alternative Incremental Facility Indebtedness (as determined by the Company in good faith); provided that a certificate of a Financial Officer of the Company delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness or the modification, refinancing, refunding, renewal or extension thereof (or such shorter period of time as may reasonably be agreed by the Administrative Agent), together with a reasonably detailed description of the material terms and conditions of such Alternative Incremental Facility Indebtedness or drafts of the material definitive documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirements shall be conclusive unless the Administrative Agent provides notice to the Company of its reasonable objection during such period together with a reasonable description of the basis upon which it objects, (d) in the case of Alternative Incremental Facility Indebtedness in the form of bonds, debentures, notes or similar instruments, such Indebtedness does not provide for any amortization, mandatory prepayment, redemption or repurchase (other than upon a change of control, fundamental change, conversion or exchange in the case of convertible or exchangeable Indebtedness, customary asset sale or event of loss mandatory offers to purchase, and customary acceleration rights after an event of default) prior to the Latest Maturity Date then in effect, (e) (i) if such Indebtedness is incurred by a Loan Party, such Indebtedness is not guaranteed by any Person other than Loan Parties and (ii) if such Indebtedness is incurred by a Subsidiary that is not a Loan Party, such Indebtedness is not guaranteed by any Loan Party except to the extent permitted under Section 6.04 and (f) solely in the case of Alternative Incremental Facility Indebtedness in the form of term loans that are secured by the Collateral on an pari passu basis with the Term B Loans, the MFN Pricing Requirement shall apply on the same terms as if such Alternative Incremental Facility Indebtedness were an Incremental Term Facility. Alternative Incremental Facility Indebtedness will include any Registered Equivalent Notes issued in exchange therefor.

“Ancillary Document” has the meaning assigned to it in Section 9.06(b).

3

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Creditor” has the meaning set forth in Section 9.18(b).

“Applicable Funding Account” means, as to each Borrower, the applicable account of such Borrower that shall be specified in a written notice signed by a Financial Officer and delivered to (and, in the case of any account located outside the United States, reasonably approved by) the Administrative Agent.

“Applicable Parties” has the meaning set forth in Section 8.03(c).

“Applicable Percentage” means, at any time, with respect to any Revolving Lender, the percentage of the Aggregate Revolving Commitment represented by such Revolving Lender’s Revolving Commitment at such time, subject to adjustment as required to give effect to any reallocation of LC Exposure or Swingline Exposure made pursuant to paragraph (a)(iv) of Section 2.20. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments of Revolving Loans, LC Exposures and Swingline Exposures that occur after such termination or expiration and to any Revolving Lender’s status as a Defaulting Lender at the time of determination.

“Applicable Rate” means, for any day, (a) with respect to any Term B Loan, (i) 1.00% per annum, in the case of an ABR Loan or (ii) 2.00% per annum, in the case of a Term Benchmark Loan or RFR Loan, (b) with respect to any Revolving Loan or Swingline Loan, initially (i) 0.375% per annum, in the case of an ABR Loan, (ii) 1.375%, in the case of a Term Benchmark Loan or RFR Loan and (iii) 0.175% in the case of commitment fees and, in each case, after the first Adjustment Date, the applicable rate per annum set forth below under the caption “ABR Spread”, “Term Benchmark / RFR Spread” and, with respect to Revolving Loans, “Commitment Fee Rate”, as the case may be, based upon the Net Leverage Ratio as of the end of the fiscal quarter of the Company for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 5.01(a) or 5.01(b) and (c) with respect to any Incremental Term Loan of any Series, the rate per annum specified in the Incremental Facility Amendment establishing the Incremental Term Commitments of such Series.

Net Leverage Ratio:	ABR Spread	Term Benchmark / RFR Spread	Commitment Fee Rate
Category 1 ≥ 3.00 to 1.00	0.75%	1.75%	0.30%
Category 2 <3.00 to 1.00 and ≥ 2.00 to 1.00	0.50%	1.50%	0.25%
Category 3 <2.00 to 1.00 and ≥ 1.00 to 1.00	0.375%	1.375%	0.175%
Category 4 <1.00 to 1.00	0.25%	1.25%	0.15%

4

For purposes of the foregoing, each change in the Applicable Rate resulting from a change in the Net Leverage Ratio shall be effective during the period commencing on and including the third Business Day immediately following the date of delivery to the Administrative Agent pursuant to Section 5.01(a) or 5.01(b) of the consolidated financial statements (commencing with the financial statements for the first fiscal quarter ending after the 2026 Amendment Effective Date) indicating such change (the “Adjustment Date”) and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, unless waived by the Required Lenders, the Applicable Rate shall be based on the rates per annum set forth in Category 1 if the Company fails to deliver the consolidated financial statements required to be delivered pursuant to Section 5.01(a) or 5.01(b) or any Compliance Certificate required to be delivered pursuant hereto, in each case within the time periods specified herein for such delivery, during the period commencing on and including the day of the occurrence of a Default resulting from such failure and until the delivery thereof.

“Applicable Time” means, with respect to any Borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the Issuing Bank, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Approved Borrower Portal” has the meaning assigned to it in Section 8.09(a).

“Approved Electronic Platform” has the meaning set forth in Section 8.03(a).

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course of its activities and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arrangers” means JPMorgan Chase Bank, N.A., U.S. Bank National Association and Truist Securities, Inc. in their respective capacities as joint lead arrangers and bookrunners for the credit facilities provided for herein.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, with the consent of any Person whose consent is required by Section 9.04, and accepted by the Administrative Agent, substantially in the form of Exhibit A or any other form approved by the Administrative Agent.

“Auction Manager” has the meaning set forth in Section 2.24(a).

“Auction Notice” means an auction notice given by the Company in accordance with the Auction Procedures with respect to an Auction Purchase Offer.

“Auction Procedures” means the auction procedures with respect to Auction Purchase Offers set forth in Exhibit J hereto.

“Auction Purchase Offer” means an offer by the Company to purchase Term Loans of one or more Classes pursuant to modified Dutch auctions conducted in accordance with the Auction Procedures and otherwise in accordance with Section 2.24.

5

“Authorized Officer” means the chief executive officer, president or chief financial officer of the Company.

“Available Amount” means, as of any time, the excess, if any, of:

(a)       the sum of (i) $207,500,000, plus (ii) an amount equal to the greater of (x) zero and (y) 50% of Consolidated Net Income accrued during the period (treated as one accounting period) from July 1, 2022 to the end of the most recent fiscal quarter ending prior to the date of determination for which consolidated financial statements of the Company are available, plus (iii) the Net Proceeds of Indebtedness and Disqualified Equity Interests of the Company, in each case incurred or issued after the Refinancing Closing Date, which have been exchanged or converted into Qualified Equity Interests of the Company, plus (iv) the Net Proceeds of Dispositions of Investments made using the Available Amount (in an amount, together with amounts added pursuant to clause (v) below, not to exceed the amount of such Investment made using the Available Amount), plus (v) returns, profits, distributions and similar amounts received in cash or Permitted Investments on Investments made using the Available Amount (in an amount, together with amounts added pursuant to clause (v) above, not to exceed the amount of such Investments made using the Available Amount), plus (vi) the Investments made using the Available Amount of the Company and its Subsidiaries in any Unrestricted Subsidiary that has been re-designated as a Subsidiary or that has been merged or consolidated into the Company or any of its Subsidiaries or the fair market value of the assets of any Unrestricted Subsidiary that have been transferred to the Company or any of its Subsidiaries in an amount not to exceed the amount of the Investment of the Company and its Subsidiaries in such Unrestricted Subsidiary made using the Available Amount, plus (vii) the amount of any Declined Proceeds; over

(b)       the sum of all Investments made prior to such time in reliance on Section 6.04(w)(iii), plus all Restricted Payments made prior to such time in reliance on Section 6.08(a)(viii)(B), plus all expenditures in respect of Indebtedness made prior to such time in reliance on Section 6.08(b)(v)(B), in each case utilizing the Available Amount or portions thereof in effect on the date of any such Investment, Restricted Payment or expenditure.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for any Agreed Currency, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 2.14.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

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“Bankruptcy Event” means, with respect to any Person, that such Person has become the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority; provided, however, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any agreements made by such Person.

“Base Incremental Amount” means, as of any date, an amount equal to (a) the greater of (i) $415,000,000 and (ii) 100% of Consolidated EBITDA for the Test Period most recently ended (determined on a Pro Forma Basis) less (b) the sum of (i) the aggregate amount of Incremental Commitments established pursuant to Section 2.21 prior to such date in reliance on the Base Incremental Amount and (ii) the aggregate original principal amount of Alternative Incremental Facility Indebtedness incurred pursuant to Section 6.01(l) prior to such date in reliance on the Base Incremental Amount.

“Benchmark” means, initially, with respect to any (i) RFR Loan in any Agreed Currency, the applicable Relevant Rate for such Agreed Currency or (ii) Term Benchmark Loan, the Relevant Rate for such Agreed Currency; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark for such Agreed Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 2.14.

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in an Alternative Currency, “Benchmark Replacement” shall mean the alternative set forth in (2) below:

(1)       in the case of any Loan denominated in U.S. Dollars, the Daily Simple SOFR;

(2)       the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Company as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment;

If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment,

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or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Revolving Loan denominated in U.S. Dollars, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “RFR Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:

(1)       in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(2)       in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

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“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any

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Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.”

“BHC Act Affiliate” of a party means an “affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Board of Directors” means, for any Person, the board of directors or other governing body of such Person or, if such Person does not have such a board of directors or other governing body and is owned or managed by a single entity, the board of directors or other governing body of such entity or, in either case, any committee thereof duly authorized to act on behalf of such board of directors or other governing body. Unless otherwise provided, “Board of Directors” means the Board of Directors of the Company.

“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower Communications” means, collectively, any Borrowing Request, Interest Election Request, notice of prepayment, notice requesting the issuance, amendment or extension of a Letter of Credit or other notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Company to the Administrative Agent through an Approved Borrower Portal.

“Borrowers” mean the Company and the Borrowing Subsidiaries.

“Borrowing” means (a) Loans of the same Class, Type and currency made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.

“Borrowing Minimum” means (a) in the case of a Borrowing denominated in U.S. Dollars, US$500,000, (b) in the case of a Borrowing denominated in Sterling, £500,000, (c) in the case of a Borrowing denominated in Euros, €500,000 and (d) in the case of a Borrowing denominated in any Designated Committed Alternative Currency, the smallest amount of such currency that is an integral multiple of 500,000 units of such currency and that has a U.S. Dollar Equivalent in excess of US$500,000.

“Borrowing Multiple” means (a) in the case of a Borrowing denominated in U.S. Dollars, US$250,000, (b) in the case of a Borrowing denominated in Sterling, £250,000, (c) in the case of a Borrowing denominated in Euros, €250,000, and (d) in the case of a Borrowing denominated in any Designated Committed Alternative Currency, 250,000 units of such currency.

“Borrowing Request” means a request by a Borrower for a Borrowing in accordance with Section 2.03 or 2.04, as applicable, which shall be substantially in the form approved by the Administrative Agent and separately provided to the Company.

“Borrowing Subsidiary” means, at any time, any Subsidiary that becomes a Borrowing Subsidiary in accordance with Section 2.25, other than any Subsidiary that has ceased to be a Borrowing Subsidiary as provided in Section 2.25.

“Borrowing Subsidiary Agreement” means a Borrowing Subsidiary Agreement substantially in the form of Exhibit L-1.

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“Borrowing Subsidiary Termination” means a Borrowing Subsidiary Termination substantially in the form of Exhibit L-2.

“Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that, in addition to the foregoing, a Business Day shall be (a) in relation to Loans denominated in Euros and in relation to the calculation or computation of EURIBOR, any day which is a TARGET Day, (b) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings in the applicable Agreed Currency of such RFR Loan, any such day that is only a RFR Business Day and (c) in relation to Loans referencing the Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Term SOFR Rate or any other dealings of such Loans referencing the Term SOFR Rate, any such day that is a U.S. Government Securities Business Day.

“Capital Expenditures” means, for any period, (a) the additions to property, plant and equipment and other capital expenditures of the Company and its Subsidiaries that are (or should be) set forth in a consolidated statement of cash flows of the Company for such period prepared in accordance with GAAP, excluding (i) any such expenditures made to restore, replace or rebuild assets to the condition of such assets immediately prior to any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, such assets to the extent such expenditures are made with insurance proceeds, condemnation awards or damage recovery proceeds relating to any such casualty, damage, taking, condemnation or similar proceeding, (ii) any such expenditures constituting Permitted Acquisitions or any other acquisition of all the Equity Interests in, or all or substantially all the assets of (or the assets constituting a business unit, division, product line or line of business of), any Person and related costs and expenses and (iii) any such expenditures in the form of a substantially contemporaneous exchange of similar property, plant, equipment or other capital assets, except to the extent of cash or other consideration (other than the assets so exchanged), if any, paid or payable by the Company and its Subsidiaries, and (b) such portion of principal payments on Capital Lease Obligations made by the Company and its Subsidiaries during such period as is attributable to additions to property, plant and equipment that have not otherwise been reflected on the consolidated statement of cash flows as additions to property, plant and equipment for such period.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP. The amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP, subject to Section 1.04. For purposes of Section 6.02, a Capital Lease Obligation shall be deemed to be secured by a Lien on the property being leased and such property shall be deemed to be owned by the lessee.

“Cash Management Agreement” means an agreement pursuant to which a bank or other financial institution provides Cash Management Services.

“Cash Management Services” means (a) treasury management services (including controlled disbursements, zero balance arrangements, cash sweeps, automated clearinghouse transactions, return items, overdrafts, temporary advances, interest and fees and interstate depository network services) provided to the Company or any Subsidiary and (b) commercial credit card and purchasing card services provided to the Company or any Subsidiary.

“CBR Loan” means a Loan that bears interest at a rate determined by reference to the Central Bank Rate.

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“CBR Spread” means the Applicable Rate, applicable to such Loan that is replaced by a CBR Loan.

“Central Bank Rate” means, the greater of (I)(A) for any Loan denominated in (a) Sterling, the Bank of England (or any successor thereto)’s “Bank Rate” as published by the Bank of England (or any successor thereto) from time to time, (b) Euro, one of the following three rates as may be selected by the Administrative Agent in its reasonable discretion: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time and (c) any other Designated Committed Alternative Currency determined after the Refinancing Closing Date, a central bank rate as determined by the Administrative Agent in its reasonable discretion; plus (B) the applicable Central Bank Rate Adjustment and (II) the Floor.

“Central Bank Rate Adjustment” means, for any day, for any Loan denominated in (a) Euro, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of the Adjusted EURIBOR Rate for the five most recent Business Days preceding such day for which the EURIBOR Screen Rate was available (excluding, from such averaging, the highest and the lowest Adjusted EURIBOR Rate applicable during such period of five Business Days) minus (ii) the Central Bank Rate in respect of Euro in effect on the last Business Day in such period, (b) Sterling, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of Daily Simple RFR for Sterling Borrowings for the five most recent RFR Business Days preceding such day for which Daily Simple RFR for Sterling Borrowings was available (excluding, from such averaging, the highest and the lowest such Daily Simple RFR applicable during such period of five RFR Business Days) minus (ii) the Central Bank Rate in respect of Sterling in effect on the last RFR Business Day in such period and (c) any other Designated Alternative Currency determined after the Refinancing Closing Date, a Central Bank Rate Adjustment as determined by the Administrative Agent in its reasonable discretion. For purposes of this definition, (x) the term Central Bank Rate shall be determined disregarding clause (B) of the definition of such term and (y) the EURIBOR Rate on any day shall be based on the EURIBOR Screen Rate, on such day at approximately the time referred to in the definition of such term for deposits in the applicable Agreed Currency for a maturity of one month.

“CFC” means (a) each Person that is a “controlled foreign corporation” for purposes of the Code and (b) each subsidiary of any such controlled foreign corporation.

“CFC Holding Company” means a Subsidiary, substantially all of the assets of which consist of Equity Interests or Indebtedness of (a) one or more CFCs or (b) one or more CFC Holding Companies.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder) of Equity Interests in the Company representing more than 35% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests in the Company; or (b) the occurrence of any “change in control” (or similar event, however denominated) with respect to the Company under and as defined in any indenture or other agreement or instrument evidencing, governing the rights of the holders of or otherwise relating to any Material Indebtedness of the Company. Notwithstanding the foregoing, a transaction will not constitute a

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Change in Control if (i) the Company becomes a wholly-owned subsidiary of a holding company and (ii) either the holders of the aggregate ordinary voting power and the aggregate ordinary equity value represented by the issued and outstanding Equity Interests in such holding company immediately following that transaction are substantially the same as the holders of the aggregate ordinary equity value represented by the issued and outstanding Equity Interests in the Company immediately prior to that transaction or no Person (other than such holding company) beneficially owns, directly or indirectly, more than 35% of the outstanding number of shares of the aggregate ordinary voting power or the aggregate ordinary equity value represented by the issued and outstanding Equity Interests in the Company.

“Change in Law” means the occurrence, after the Refinancing Closing Date, of any of the following: (a) the adoption or taking effect of any rule, regulation, treaty or other law, (b) any change in any rule, regulation, treaty or other law or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Charges” has the meaning set forth in Section 9.13.

“City Code” means the City Code on Takeovers and Mergers published by the Panel and as amended from time to time applicable, inter alia, to takeovers of listed companies in the United Kingdom.

“Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Term B Loans, Incremental Term Loans of any Series, Revolving Loans or Swingline Loans, (b) any Commitment, refers to whether such Commitment is a Term B Loan Commitment, an Incremental Term Commitment of any Series or a Revolving Commitment, and (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class. Additional Classes of Loans, Borrowings, Commitments and Lenders may be established pursuant to Sections 2.21, 2.22 and 2.23.

“Closing Date” means May 9, 2014.

“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means any and all assets, whether real or personal, tangible or intangible, on which Liens are purported to be granted pursuant to the Security Documents as security for the Obligations.

“Collateral Agreement” means the Guarantee and Collateral Agreement, dated as of May 9, 2014, as amended, modified or supplemented from time to time, among the Company, the other Loan Parties party thereto from time to time and the Administrative Agent.

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“Collateral and Guarantee Requirement” means, at any time, the requirement that:

(a)       the Administrative Agent shall have received from the Company and each Designated Subsidiary either (i) a counterpart of the Collateral Agreement duly executed and delivered on behalf of such Person or (ii) in the case of any Person that becomes a Designated Subsidiary after the Closing Date, a supplement to the Collateral Agreement, substantially in the form specified therein, duly executed and delivered on behalf of such Person, together with documents of the type referred to in Section 4.01(d) and, to the extent reasonably requested by the Administrative Agent, opinions of the type referred to in Section 4.01(c), with respect to such Designated Subsidiary;

(b)       (i) all outstanding Equity Interests in any Significant Subsidiary (other than Excluded Equity Interests), in each case directly owned by any Loan Party (other than any Borrowing Subsidiary that is a Foreign Subsidiary), shall have been pledged pursuant to the Collateral Agreement and (ii) the Administrative Agent shall, to the extent required by the Collateral Agreement, have received certificates or other instruments representing all such Equity Interests, together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank;

(c)       all (i) Indebtedness of the Company and each Subsidiary that is owing to any Loan Party (other than any Borrowing Subsidiary that is a Foreign Subsidiary) shall be evidenced by a promissory note and (ii) Indebtedness (other than intercompany Indebtedness) for borrowed money in a principal amount exceeding $15,000,000 (individually) or $25,000,000 (in the aggregate) that is owing to any Loan Party (other than any Borrowing Subsidiary that is a Foreign Subsidiary) and evidenced by a promissory note shall, in each case, have been pledged pursuant to the Collateral Agreement or a supplement to the Collateral Agreement, and the Administrative Agent shall have received all such promissory notes, together with undated instruments of transfer with respect thereto endorsed in blank; and

(d)       all documents and instruments, including Uniform Commercial Code financing statements and short-form Intellectual Property security agreements, required by Requirements of Law or reasonably requested by the Administrative Agent to be filed, registered or recorded to evidence the Liens intended to be created by the Security Documents and perfect such Liens to the extent required by, and with the priority required by, the Security Documents and the other provisions of the term “Collateral and Guarantee Requirement”, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording.

Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary, (a) the Loan Parties shall have the time periods specified in (x) Section 5.18 to satisfy the Collateral and Guarantee Requirement with respect to the items specified in Schedule 5.18 and (y) Section 5.11 to satisfy the Collateral and Guarantee Requirement with respect to Designated Subsidiaries newly acquired or formed (or which first become Designated Subsidiaries) after the Refinancing Closing Date and with respect to assets acquired after the Refinancing Closing Date that do not automatically constitute Collateral under the Collateral Agreement, (b) the foregoing provisions of this definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of legal opinions or other deliverables with respect to, particular assets of the Loan Parties, or the provision of Guarantees by any Subsidiary, as to which the Administrative Agent and the Company reasonably agree that the cost of creating or perfecting such pledges or security interests in such assets, or obtaining such legal opinions or other deliverables in respect of such assets, or providing such Guarantees (taking into account any adverse tax consequences to the Company and the Subsidiaries (including the imposition of withholding or other material taxes)), shall be excessive in view of the benefits to be

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obtained by the Lenders therefrom, (c) Liens required to be granted from time to time pursuant to the term “Collateral and Guarantee Requirement” shall be subject to exceptions and limitations set forth in the Security Documents and, to the extent appropriate in the applicable jurisdiction, as reasonably agreed between the Administrative Agent and the Company and (d) in no event shall the Collateral include any Excluded Assets. The Administrative Agent may, without the consent of any Lender, grant extensions of time for the creation and perfection of security interests in or the obtaining of legal opinions or other deliverables with respect to particular assets or the provision of any Guarantee by any Designated Subsidiary (including extensions beyond the Refinancing Closing Date or in connection with assets acquired, or Designated Subsidiaries formed or acquired, after the Refinancing Closing Date) where it and the Company reasonably agree that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Security Documents. In addition, in no event shall (a) control agreements or control or similar arrangements be required with respect to cash deposit or securities accounts, (b) notice be required to be sent to account debtors or other contractual third parties prior to the occurrence and absent the continuance of an Event of Default, (c) perfection be required with respect to letter of credit rights and commercial tort claims (except to the extent perfected through the filing of Uniform Commercial Code financing statements), (d) security documents governed by the laws of a jurisdiction other than the United States or any State thereof or the District of Columbia be required or (e) mineral-rights mortgages or similar security agreements or arrangements be required with respect to any mineral rights.

“Commitment” means with respect to any Lender, such Lender’s Revolving Commitment, Term B Loan Commitment, Incremental Term Commitment of any Series or any combination thereof (as the context requires).

“Committed Alternative Currencies” means Euro and Sterling.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S. C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” has the meaning set forth in Section 8.03(c).

“Company” means Minerals Technologies Inc., a Delaware corporation.

“Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit D or any other form approved by the Administrative Agent.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period, plus without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of:

(a)           (i) Consolidated Interest Expense for such period,

(ii) provision for taxes based on income, profits or losses, including foreign withholding taxes, and for corporate franchise, capital stock, net worth and value-added taxes, in each case during such period,

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(iii) all amounts attributable to depreciation, depletion and amortization for such period (excluding amortization expense attributable to a prepaid cash expense that was paid in a prior period),

(iv) [reserved],

(v) any Non-Cash Charges for such period; provided that any cash payment made with respect to any Non-Cash Charges added back in computing Consolidated EBITDA for any prior period pursuant to this clause (a)(v) (or that would have been added back had this Agreement been in effect during such prior period) shall be subtracted in computing Consolidated EBITDA for the period in which such cash payment is made,

(vi) any losses for such period attributable to early extinguishment of Indebtedness or obligations under any Hedging Agreement,

(vii) any unrealized losses for such period attributable to the application of “mark to market” accounting in respect of Hedging Agreements,

(viii) the cumulative effect for such period of a change in accounting principles,

(ix) expenses incurred during such period that are contemporaneously reimbursed to the Company or a Subsidiary by a seller pursuant to indemnification provisions in any agreement relating to a Permitted Acquisition,

(x) non-recurring out-of-pocket transactional fees, costs and expenses relating to Permitted Acquisitions, Investments, Indebtedness, securities offerings and Dispositions, including legal fees, advisory fees, upfront financing fees and commissions, discounts, yield and other fees and charges (including any interest expense) related to any Specified Receivables Facility;

(xi) non-recurring out-of-pocket fees, costs and expenses relating to the Refinancing Transactions;

(xii) the amount of any non-controlling interest consisting of income attributable to non-controlling interests of third parties in any non-wholly owned Subsidiary deducted from (and not added back to) Consolidated Net Income in such period, excluding cash distributions in respect thereof;

(xiii) any expenses with respect to liability or casualty events or business interruption to the extent covered by insurance and actually reimbursed (or the Company has made a reasonable determination that such amount will in fact be reimbursed by the insurer within the next four fiscal quarters and only to the extent that such amount is not denied by the applicable carrier in writing);

(xiv) any expenses or charges to the extent that the Company or any Subsidiary is entitled to indemnification, insurance, or other reimbursement provisions therefor under binding agreements and is actually reimbursed (or the Company has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the indemnifying party within the next four fiscal quarters and only to the extent such amount is not denied by the applicable indemnifying party in writing);

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(xv) business optimization expenses and other restructuring charges, reserves or expenses (which, for the avoidance of doubt, shall include, without limitation, the effect of facility closures, facility consolidations, retention, severance, systems establishment costs, contract termination costs, future lease commitments and excess pension charges); plus

(b)       Pro Forma Adjustments in connection with Specified Initiatives; provided that (i) such Pro Forma Adjustments shall be calculated net of the amount of actual benefits realized and (ii) the aggregate amount of all amounts under this clause (b) that increase Consolidated EBITDA in any Test Period shall not exceed, and shall be limited to, 25% of Consolidated EBITDA in respect of such Test Period (calculated after giving effect to such adjustments and all other adjustments to Consolidated EBITDA); and minus

(c)       without duplication and to the extent included in determining such Consolidated Net Income:

(i) [reserved],

(ii) any non-cash gains for such period, including with respect to write-ups of assets or goodwill, determined on a consolidated basis in accordance with GAAP,

(iii) any gains attributable to the early extinguishment of Indebtedness or obligations under any Hedging Agreement, determined on a consolidated basis in accordance with GAAP,

(iv) the cumulative effect for such period of a change in accounting principles;

(v) any unrealized gains for such period attributable to the application of “mark to market” accounting in respect of Hedging Agreements; and

(vi) the amount added back pursuant to Consolidated EBITDA pursuant to clauses (a)(xiii) or (a)(xiv), as applicable, to the extent such reimbursement or insurance proceeds were not received within the time period required by such clause.

provided further that, Consolidated EBITDA for any period shall be calculated so as to exclude (without duplication of any adjustment referred to above) non-cash foreign translation gains and losses. For purposes of calculating Consolidated EBITDA for any period to determine the Net First Lien Leverage Ratio, Net Leverage Ratio or the Net Secured Leverage Ratio, if during such period the Company or any Subsidiary shall have consummated a Material Acquisition or a Material Disposition or any Unrestricted Subsidiary shall have been re-designated as a Subsidiary, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto in accordance with Section 1.04(b).

“Consolidated Interest Expense” means, for any period, the total consolidated cash interest expense of the Company and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof, but net of any interest income of the Company and its Subsidiaries for such period) plus, without duplication, that portion of Capital Lease Obligations of the Company and its Subsidiaries representing the interest factor for such period; provided that “Consolidated Interest Expense” shall be deemed to include any discount and/or interest component in respect of any sale of accounts receivable or related rights by the Company or a Subsidiary regardless of whether such discount or interest would constitute interest under GAAP, in each case, on a consolidated basis.

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“Consolidated Net Income” means, for any period, the net income or loss of the Company and its consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided that the following shall not be included in such Consolidated Net Income: (a) the income of any Person (other than the Company) that is not a consolidated Subsidiary except to the extent of the amount of cash dividends or other cash distributions actually paid by such Person to the Company or, subject to clauses (b) and (c) of this proviso, any consolidated Subsidiary during such period; provided that cash dividends or other contributions paid by an Unrestricted Subsidiary to the Company or any consolidated Subsidiary shall only be included to the extent resulting from earned income, (b) the income of, and any amounts referred to in clause (a) of this proviso paid to, any Subsidiary (other than a Subsidiary Loan Party) to the extent that, on the date of determination, the declaration or payment of cash dividends or other cash distributions by such Subsidiary of that income is not at the time permitted by a Requirement of Law or any agreement or instrument applicable to such Subsidiary, unless such restrictions with respect to the payment of cash dividends and other cash distributions have been legally and effectively waived, (c) the income or loss of, and any amounts referred to in clause (a) of this proviso paid to, any consolidated Subsidiary that is not wholly-owned by the Company to the extent such income or loss or such amounts are attributable to the noncontrolling interest in such consolidated Subsidiary and (d) any extraordinary, unusual or non-recurring losses, charges or gains for such period. Notwithstanding the foregoing, the amount of any cash dividends resulting from earned income paid by any Unrestricted Subsidiary and received by the Company or the Subsidiaries during any such period shall be included, without duplication and subject to clauses (b) and (c) of the proviso in the immediately preceding sentence, in the calculation of Consolidated Net Income for such period.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Covenant Step-up Period” has the meaning set forth in Section 6.12(a).

“Covered Entity” means any of the following:

(i)       a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)       a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)       a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning assigned to it in Section 9.21.

“Credit Party” means the Administrative Agent, each Issuing Bank, the Swingline Lender and each other Lender.

“Customary Bridge Loans” means bridge facilities having customary automatic rollover provisions into loans or notes which have (i) a final maturity date that is not earlier than the Latest

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Maturity Date at the time of incurrence of such bridge facility and (ii) a weighted average life to maturity no shorter than the remaining weighted average life to maturity of any then outstanding Term Loan.

“Daily Simple RFR” means, for any day (an “RFR Interest Day”), an interest rate per annum equal to, for any RFR Loan denominated in (i) Sterling, SONIA for the day that is 5 RFR Business Days prior to (A) if such RFR Interest Day is an RFR Business Day, such RFR Interest Day or (B) if such RFR Interest Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Interest Day and (ii) U.S. Dollars, Daily Simple SOFR.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) RFR Business Days prior to (i) if such SOFR Rate Day is an RFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided that if Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Company. If by 5:00 p.m. (New York City time) on the second RFR Business Day immediately following any SOFR Determination Date SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding RFR Business Day for which such SOFR was published on the SOFR Administrator’s Website.

“Declined Amount” has the meaning set forth in Section 2.11(c).

“Declined Proceeds” has the meaning set forth in Section 2.11(f).

“Declining Series” has the meaning set forth in Section 2.21(b).

“Default” means any event or condition that constitutes, or upon notice, lapse of time or both would constitute, an Event of Default.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified in such writing, including, if applicable, by reference to a specific Default) has not been satisfied, (b) has notified the Company or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent to funding (specifically identified in such writing, including, if applicable, by reference to a specific Default) cannot be satisfied), (c) has failed, within three Business Days after request by a Credit Party, made in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement; provided that such Lender shall cease to be a

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Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such written certification, (d) has or has had a Lender Parent become the subject of a Bankruptcy Event, (e) has had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (f) has, or has a Lender Parent that has, become the subject of a Bail-In Action. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (f) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.20) upon delivery of written notice of such determination to the Company, each Issuing Bank, the Swingline Lender and each other Lender.

“Designated Committed Alternative Currency” means any Alternative Currency (other than Euro and Sterling) that has been designated by the Administrative Agent as a Designated Committed Alternative Currency at the request of the Company and with the consent of (i) the Administrative Agent, (ii) each Issuing Bank and (iii) each Revolving Lender.

“Designated Non-Cash Consideration” means the fair market value of non-cash consideration received by the Company or one of its Subsidiaries in connection with a Disposition that is so designated as Designated Non-Cash Consideration pursuant to an officer’s certificate of a Responsible Officer, setting forth the basis of such valuation, less the amount of cash and Permitted Investments received in connection with a subsequent sale of such Designated Non-Cash Consideration within 180 days of receipt thereof.

“Designated Subsidiary” means each Subsidiary that is not an Excluded Subsidiary.

“Disposition” has the meaning set forth in Section 6.05. “Disposed” has a meaning correlative thereto.

“Disqualified Equity Interest” means, with respect to any Person, any Equity Interest in such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable, either mandatorily or at the option of the holder thereof), or upon the happening of any event or condition:

(a)       matures or is mandatorily redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), whether pursuant to a sinking fund obligation or otherwise;

(b)       is convertible or exchangeable, either mandatorily or at the option of the holder thereof, for Indebtedness or Equity Interests (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests); or

(c)       is redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests) or is required to be repurchased by the Company or any Subsidiary, in whole or in part, at the option of the holder thereof;

in each case, on or prior to the date that is 91 days after the Latest Maturity Date (determined as of the date of issuance thereof or, in the case of any such Equity Interests outstanding on the Refinancing Closing Date, the Refinancing Closing Date); provided, however, that (i) an Equity Interest in any Person that would not constitute a Disqualified Equity Interest but for terms thereof giving holders thereof the

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right to require such Person to redeem or purchase such Equity Interest upon the occurrence of an “asset sale” or a “change of control” (or similar event, however denominated) shall not constitute a Disqualified Equity Interest if any such requirement becomes operative only after repayment in full of all the Loans and all other Loan Document Obligations that are accrued and payable, the cancellation or expiration of all Letters of Credit and the termination or expiration of the Commitments and (ii) an Equity Interest in any Person that is issued to any employee or to any plan for the benefit of employees or by any such plan to such employees shall not constitute a Disqualified Equity Interest solely because it may be required to be repurchased by such Person or any of its subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability.

“Documentation Agents” means Bank of America, N.A. and Wells Fargo Securities, LLC, in their respective capacities as documentation agents for the credit facilities provided for herein.

“Domestic Subsidiary” means any Subsidiary incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

“ECF Percentage” means 50%; provided, that, with respect to each fiscal year of the Company ending on or after December 31, 2025, the ECF Percentage shall be reduced to (a) 25% if the Net Secured Leverage Ratio as of the last day of such fiscal year is less than 3.50 to 1.0 but equal to or greater than 3.0 to 1.0 and (b) 0% if the Net Secured Leverage Ratio as of the last day of such fiscal year is less than 3.0 to 1.0; it being understood and agreed that, for purposes of this definition as it applies to the determination of the amount of Excess Cash Flow that is required to be applied to prepay the Term Loans under Section 2.11(d) for any fiscal year, the Net Secured Leverage Ratio shall be determined on a Pro Forma Basis on the scheduled date of prepayment (after giving effect to all prepayments described in Section 2.11(d) for such Excess Cash Flow Application Date).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, (d) any bank and (e) any other financial institution, finance company or investment fund engaged as a primary activity in the ordinary course of its business in making or investing in commercial loans or debt securities, other than, in each case, (i) a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), (ii) a Defaulting Lender or (iii) except to the extent permitted under Sections 2.24 and 9.04(e), the Company, any Subsidiary or any other Affiliate of the Company.

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“Environmental Laws” means all Requirements of Law relating to pollution or the protection of the environment or natural resources (or, as it relates to exposure to hazardous or toxic substances, human health and safety matters).

“Environmental Liability” means any liability, obligation, loss, claim, lawsuit or order, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties and indemnities) directly or indirectly resulting or arising from (a) the violation of any Environmental Law or Environmental Permit, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) the Release or threatened Release of any Hazardous Materials, (d) exposure to any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permits” means any and all permits, licenses, approvals, registrations, notifications, exemptions and any other authorization issued or required under Environmental Laws.

“Equity Interests” means shares of capital stock, partnership interests, membership interests, beneficial interests in a trust or other equity ownership interests (whether voting or non-voting) in, or interests in the income or profits of, a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing (other than, prior to the date of such conversion, Indebtedness that is convertible into Equity Interests).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Borrower, is treated as a single employer under Section 414(b) or 414(c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414(m) or 414(o) of the Code.

“ERISA Event” means (a) the existence, with respect to any Plan of any Borrower, of a non-exempt Prohibited Transaction; (b) any Reportable Event; (c) any failure by any Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each case whether or not waived; (d) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (e) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 430(i)(4) of the Code or Section 303(i)(4) of ERISA); (f) the incurrence by any Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (g) the receipt by any Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (h) the incurrence by any Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (i) the receipt by any Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA) or terminated (within the meaning of Section 4041A of ERISA); (j) the failure by any Borrower or any ERISA Affiliate to pay when due (after expiration of any applicable grace period) any installment payment with respect to Withdrawal Liability under Section 4201 of ERISA; or (k) a Foreign Plan Event.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

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“EURIBOR Rate” means, with respect to any Term Benchmark Borrowing denominated in Euros and for any Interest Period, the EURIBOR Screen Rate, two TARGET Days prior to the commencement of such Interest Period.

“EURIBOR Screen Rate” means the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters as published at approximately 11:00 a.m. Brussels time two TARGET Days prior to the commencement of such Interest Period. If such page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate after consultation with the Company.

“Euro” or “€” means the single currency adopted by participating member states of the European Communities in accordance with legislation of the European Community relating to Economic and Monetary Union.

“Event of Default” has the meaning set forth in Article VII.

“Excess Cash Flow” means, for any fiscal year, an amount equal to:

(a)        the sum, without duplication, of:

(i) Consolidated Net Income for such fiscal year, adjusted to exclude any gains or losses attributable to Prepayment Events;

(ii) depreciation, depletion, amortization and other non-cash charges, expenses or losses, including the non-cash portion of interest expense, deducted in determining such consolidated net income or loss for such fiscal year;

(iii) the sum of (x) the amount, if any, by which Net Working Capital decreased during such fiscal year (except as a result of the reclassification of items from short-term to long-term or vice-versa) and (y) the net amount, if any, by which the consolidated deferred revenues of the Company and its consolidated Subsidiaries increased during such fiscal year; and

(iv) income tax expense, including penalties and interest, to the extent deducted in determining Consolidated Net Income for such period;

minus

(b)        the sum, without duplication, of:

(i) the amount of all non-cash gains included in arriving at such Consolidated Net Income for such fiscal year;

(ii) the sum of (x) the amount, if any, by which Net Working Capital increased during such fiscal year (except as a result of the reclassification of items from long-term to short-term or vice-versa) and (y) the net amount, if any, by which the consolidated

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deferred revenues of the Company and its consolidated Subsidiaries decreased during such fiscal year;

(iii) the sum of, in each case except to the extent financed with Excluded Sources (and without duplication of amounts deducted in prior periods), (v) the aggregate amount of long-term liabilities (other than Indebtedness) paid in cash by the Company and its consolidated Subsidiaries during such fiscal year, (w) the aggregate amount of Restricted Payments by the Company made in cash during such fiscal year pursuant to Section 6.08(a)(iii), (x) the aggregate amount of Capital Expenditures by the Company and its consolidated Subsidiaries made in cash during such fiscal year (or committed pursuant to a binding agreement to be paid within the immediately succeeding four fiscal quarters) (except to the extent attributable to the incurrence of Capital Lease Obligations), (y) the aggregate amount of cash consideration paid during such fiscal year (or committed pursuant to a binding agreement to be paid within the immediately succeeding four fiscal quarters) by the Company and its consolidated Subsidiaries to make Permitted Acquisitions or any other Investment (other than any intercompany Investment) permitted hereunder and (z) payments in cash made by the Company and its consolidated Subsidiaries with respect to any noncash charges added back pursuant to clause (a)(ii) above in computing Excess Cash Flow for any prior fiscal year; provided that in the case of the parenthetical statements in clauses (x) and (y) immediately above, such amounts will be added to Excess Cash Flow for the following fiscal year to the extent not paid in cash and deducted from Consolidated Net Income during such following fiscal year;

(iv) the aggregate principal amount of Long-Term Indebtedness (other than Indebtedness that is secured by the Collateral on a pari passu basis with the Obligations) repaid or prepaid in cash by the Company and its consolidated Subsidiaries during such fiscal year (together with any related premium, make-whole or penalty payments paid in cash), excluding (x) revolving extensions of credit (except to the extent that any repayment or prepayment of such Indebtedness is accompanied by a permanent reduction in related commitments) and (y) repayments or prepayments of Long-Term Indebtedness to the extent financed from Excluded Sources; and

(v) (x) income taxes, including penalties and interest, (y) payments and other contributions to employee pension benefit, retirement or similar plans, in each case paid in cash during such period and (z) the aggregate amount of expenditures actually made by the Company and the Subsidiaries in cash during such period (including expenditures for the payment of financing fees and cash restructuring charges and direct and indirect payments in respect of any legal settlements) to the extent that such expenditures are not expensed during such period or are not deducted in calculating Consolidated Net Income, to the extent that such expenditure was financed with internally generated cash flow of the Company or the Subsidiaries.

“Excess Cash Flow Application Date” has the meaning set for in Section 2.11(d).

“Exchange Act” means the United States Securities Exchange Act of 1934.

“Exchange Rate” means on any day, for purposes of determining the U.S. Dollar Equivalent of any other currency, the rate at which such other currency may be exchanged into U.S. Dollars at the time of determination on such day as set forth on the Reuters WRLD Page for such currency. In the event that such rate does not appear on any Reuters WRLD Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as

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may be agreed upon by the Administrative Agent and the Company, or, in the absence of such an agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about such time as the Administrative Agent shall elect after determining that such rates shall be the basis for determining the Exchange Rate, on such date for the purchase of U.S. Dollars for delivery two Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

“Excluded Assets” means (a) any fee-owned real property and all leasehold interests; (b) motor vehicles and other assets subject to certificates of title (other than to the extent a security interest in such assets can be perfected by filing a Uniform Commercial Code financing statement); (c) [reserved]; (d) commercial tort claims with a value of less than $10,000,000; (e) any lease, license or other agreement or any property subject to a purchase money security interest or similar arrangement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money security interest or similar arrangement or create a right of termination in favor of any other party thereto (other than the Company or any wholly-owned Subsidiary) after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code notwithstanding such prohibition; and (f) “intent-to-use” trademark applications, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein may impair the validity or enforceability of such “intent-to-use” trademark application or any trademark registration resulting therefrom under applicable law.

“Excluded Equity Interests” means (a) any Equity Interests that consist of voting stock of a Subsidiary that is a CFC or a CFC Holding Company in excess of 65% of the outstanding voting stock (or 65% of the outstanding Equity Interests in the case of an entity that is not a corporation for U.S. tax purposes) of such Subsidiary, (b) any Equity Interests if, to the extent, and for so long as, the grant of a Lien thereon to secure the Obligations is effectively prohibited by any Requirements of Law; provided that such Equity Interest shall cease to be an Excluded Equity Interest at such time as such prohibition ceases to be in effect, (c) Equity Interests in joint ventures permitted under this Agreement to the extent and for so long as the granting of security interests in such Equity Interests would be prohibited by the Organizational Documents or shareholder agreements or similar contracts between the owners of the Equity Interests of such joint venture; provided that such Equity Interest shall cease to be an Excluded Equity Interest at such time as such prohibition ceases to be in effect, and (d) Equity Interests in Receivables Subsidiaries.

“Excluded Sources” means (a) proceeds of any incurrence or issuance of Long-Term Indebtedness or Capital Lease Obligations, (b) the Net Proceeds of any Disposition of assets made in reliance on Section 6.05(l), (c) proceeds of any issuance or sale of Equity Interests in the Company or any capital contributions to the Company and (d) amounts used in reliance on the Available Amount.

“Excluded Subsidiary” means (a) any Domestic Subsidiary that is not a wholly-owned Significant Subsidiary, (b) any Subsidiary that is a CFC or a CFC Holding Company (and accordingly, in no event shall a CFC or a CFC Holding Company be required to enter into any Security Document or pledge any assets hereunder), (c) any Subsidiary formed or acquired after the Refinancing Closing Date that is prohibited by Requirements of Law from guaranteeing the Loan Document Obligations and (d) any Receivables Subsidiary; provided that any Subsidiary shall cease to be an Excluded Subsidiary at such time as none of clauses (a), (b) or (c) above apply to it.

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“Excluded Swap Obligation” means, with respect to any Subsidiary Loan Party, any Swap Obligation if, and to the extent that, and only for so long as, the Guarantee by such Subsidiary Loan Party of, or the grant by such Subsidiary Loan Party of a security interest to secure, as applicable, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Subsidiary Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Subsidiary Loan Party or the grant by any Subsidiary Loan Party of a security interest, as applicable, becomes effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Company under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in such Loan or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (d) any U.S. Federal withholding Taxes imposed under FATCA.

“Existing Company Indenture” means the Indenture, dated as of June 30, 2020 (as amended, restated, supplemented or otherwise modified from time to time), among the Company, as issuer, the guarantors from time to time parties thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Company’s 5.000% Senior Unsecured Notes due 2028.

“Existing Credit Agreement” means the Credit Agreement, dated as of May 9, 2014 among the Company, the Borrowing Subsidiaries party thereto, the Lenders party thereto and the Administrative Agent, as amended by the Refinancing Facility Agreement, dated as of June 23, 2015, the Second Amendment, dated as of February 14, 2017, the Third Amendment and Incremental Facility Amendment, dated as of April 18, 2018 and the Refinancing Facility Agreement, dated as of August 11, 2022.

“Existing Letters of Credit” means the letters of credit set forth on Schedule 1.01, which letters of credit are outstanding on the 2026 Amendment Effective Date.

“Existing Revolving Commitments” means “Revolving Commitments” under this Agreement immediately prior to the 2026 Amendment Effective Date.

“Existing Revolving Lender” means a “Revolving Lender” under this Agreement immediately prior to the 2026 Amendment Effective Date.

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“Existing Revolving Loans” means “Revolving Loans” outstanding under this Agreement immediately prior to the 2026 Amendment Effective Date.

“Existing Term Loans” means the “Term Loans” as defined in and outstanding under the Existing Credit Agreement immediately prior to the Refinancing Closing Date.

“FATCA” means Sections 1471 through 1474 of the Code, as of the Refinancing Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreements entered into in connection with the implementation of such Sections of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than 1.0%, such rate shall be deemed to be 1.0% for the purposes of this Agreement.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Financial Covenant” means the covenant set forth in Section 6.12.

“Financial Officer” means, with respect to any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person.

“Financing Disposition” means any sale, transfer, conveyance or other disposition of, or creation or incurrence of any Lien on, property or assets by the Company or any Subsidiary thereof to or in favor of any Receivables Subsidiary in connection with the incurrence by a Receivables Subsidiary of Indebtedness, or obligations to make payments to the obligor on Indebtedness, which may be secured by a Lien in respect of such property or assets.

“Fixed Amounts” has the meaning set forth in Section 1.10(b).

“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Term SOFR Rate, Adjusted EURIBOR Rate, each Daily Simple RFR or the Central Bank Rate, as applicable. For the avoidance of doubt the initial Floor for each of Term SOFR Rate, Adjusted EURIBOR Rate, each Daily Simple RFR and the Central Bank Rate shall be 0.0%.

“Foreign Lender” means any Lender that is not a U.S. Person.

“Foreign Plan” means each employee benefit plan (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA), program or agreement that is not subject to US law and is maintained or contributed to by, or entered into with, any Borrower or any ERISA Affiliate, other than any employee benefit plan, program or agreement that is sponsored or maintained exclusively by a Governmental Authority.

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“Foreign Plan Event” means, with respect to any Foreign Plan, (a) the failure to make or, if applicable, accrue in accordance with normal accounting practices, any contributions or payments required by applicable law or by the terms of such Foreign Plan; (b) the failure to register or loss of good standing with applicable Governmental Authorities of any such Foreign Plan required to be registered with such Governmental Authorities; or (c) the failure of any Foreign Plan to comply with any material provisions of applicable law and regulations or with the material terms of such Foreign Plan.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any Issuing Bank, such Defaulting Lender’s Applicable Percentage of the outstanding LC Exposure with respect to Letters of Credit issued by such Issuing Bank other than LC Exposure as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or cash collateralized in accordance with the terms hereof and (b) with respect to the Swingline Lender, such Defaulting Lender’s Applicable Percentage of outstanding Swingline Loans made by such Swingline Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

“Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, registrations and filings with, and reports to, Governmental Authorities.

“Governmental Authority” means any federal, state, local or foreign court or governmental agency, authority, instrumentality, regulatory body, legislative body, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to any government or court, in each case whether associated with the government of the United States of America, any foreign nation or any political subdivision thereof, whether state or local (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or other obligation; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount, as of any date of determination, of any Guarantee shall be the principal amount outstanding on such date of the Indebtedness or other obligation guaranteed thereby (or, in the case of (i) any Guarantee the terms of which limit the monetary exposure of the guarantor or (ii) any Guarantee of an obligation that does not have a principal amount, the maximum monetary exposure as of such date of the guarantor under such Guarantee (as determined, in the case of clause (i), pursuant to such terms or, in the case of clause (ii), reasonably and in good faith by a Financial Officer of the Company)). The term “Guarantee” used as a verb has a corresponding meaning.

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“Hazardous Materials” means petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, mercury, lime solids, radon gas and all other substances, wastes or other pollutants (including explosive, radioactive, hazardous or toxic substances or wastes) that are regulated pursuant to, or could reasonably be expected to give rise to liability under, any Environmental Law.

“Hedging Agreement” means any agreement with respect to any swap, forward, future or derivative transaction, or any option or similar agreement, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt securities or instruments, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value, or any similar transaction or any combination of the foregoing transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or any Subsidiary shall be a Hedging Agreement.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person under any Hedging Agreements.

“Incremental Acquisition Revolving Facility” means Incremental Revolving Commitments designated as an “Incremental Acquisition Revolving Facility” by the Company and each Borrowing Subsidiary, the Administrative Agent and the applicable Incremental Lenders in the applicable Incremental Facility Amendment, the effectiveness of which is conditioned upon the consummation of a Permitted Acquisition or other acquisition or Investment permitted hereunder (including the refinancing of Indebtedness in connection therewith (to the extent required in connection with such Permitted Acquisition, acquisition or Investment) and the payment of related fees and expenses).

“Incremental Acquisition Term Facility” means Incremental Term Commitments designated as an “Incremental Acquisition Term Facility” by the Company, the Administrative Agent and the applicable Incremental Lenders in the applicable Incremental Facility Amendment, the making of which is conditioned upon the consummation of, and the proceeds of which will be used to finance, a Permitted Acquisition or other acquisition or Investment permitted hereunder (including the refinancing of Indebtedness in connection therewith (to the extent required in connection with such Permitted Acquisition, acquisition or Investment) and the payment of related fees and expenses).

“Incremental Commitment” means an Incremental Revolving Commitment or an Incremental Term Commitment.

“Incremental Facility” means an Incremental Revolving Facility or an Incremental Term Facility.

“Incremental Facility Amendment” means an amendment to this Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Company and, if applicable, each Borrowing Subsidiary, the Administrative Agent and one or more Incremental Lenders, establishing Incremental Term Commitments of any Series or Incremental Revolving Commitments and effecting such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.21.

“Incremental Lender” means an Incremental Revolving Lender or an Incremental Term Lender.

“Incremental Revolving Commitment” means, with respect to any Lender, the commitment, if any, of such Lender, established pursuant to an Incremental Facility Amendment and Section 2.21, to make Revolving Loans and to acquire participations in Letters of Credit and Swingline

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Loans hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Revolving Exposure under such Incremental Facility Amendment.

“Incremental Revolving Facility” means an incremental portion of the Revolving Commitments established hereunder pursuant to an Incremental Facility Amendment providing for Incremental Revolving Commitments.

“Incremental Revolving Lender” means a Lender with an Incremental Revolving Commitment.

“Incremental Term Commitment” means, with respect to any Lender, the commitment, if any, of such Lender, established pursuant to an Incremental Facility Amendment and Section 2.21, to make Incremental Term Loans of any Series hereunder, expressed as an amount representing the maximum principal amount of the Incremental Term Loans of such Series to be made by such Lender.

“Incremental Term Facility” means an incremental term loan facility established hereunder pursuant to an Incremental Facility Amendment providing for Incremental Term Commitments.

“Incremental Term Lender” means a Lender with an Incremental Term Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan” means a Loan made by an Incremental Term Lender to the Company pursuant to Section 2.21.

“Incremental Term Maturity Date” means, with respect to Incremental Term Loans of any Series, the scheduled date on which such Incremental Term Loans shall become due and payable in full hereunder, as specified in the applicable Incremental Facility Amendment.

“Incurrence-Based Amounts” has the meaning set forth in Section 1.10(b).

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (excluding, for the avoidance of doubt, trade accounts payable incurred in the ordinary course of business), (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding trade accounts payable, deferred compensation arrangements for employees, directors and officers and other accrued obligations, in each case in the ordinary course of business), (e) all Capital Lease Obligations of such Person, (f) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (g) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (h) all Disqualified Equity Interests in such Person, valued, as of the date of determination, at the greater of (i) the maximum aggregate amount that would be payable upon maturity, redemption, repayment or repurchase thereof (or of Disqualified Equity Interests or Indebtedness into which such Disqualified Equity Interests are convertible or exchangeable) and (ii) the maximum liquidation preference of such Disqualified Equity Interests, (i) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed by such Person, and (j) all Guarantees by such Person of Indebtedness of others. The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such

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Person’s ownership interest in or other relationship with such other Person, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor. Notwithstanding the foregoing, the term “Indebtedness” shall not include (i) purchase price adjustments, earnouts, holdbacks or deferred payments of a similar nature (including deferred compensation representing consideration or other contingent obligations incurred in connection with an acquisition), except in each case to the extent that such amount payable is, or becomes, reasonably determinable and contingencies have been resolved or such amount would otherwise be required to be reflected on a balance sheet prepared in accordance with GAAP; (ii) current accounts payable incurred in the ordinary course of business; (iii) obligations in respect of non-competes and similar agreements; (iv) Hedging Obligations; (v) obligations in respect of Cash Management Services; and (vi) licenses and operating leases. The amount of Indebtedness of any Person for purposes of clause (i) above shall (unless such Indebtedness has been assumed by such Person or such Person has otherwise become liable for the payment thereof) be deemed to be equal to the lesser of (x) the aggregate unpaid amount of such Indebtedness and (y) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitee” has the meaning set forth in Section 9.03(b).

“Initial Lender” means JPMorgan Chase Bank, N.A.

“Inside (Revolver) Maturing Term Loans” means the Term Loans and any extension, refinancing, replacement or renewal thereof that has a scheduled maturity date prior to the date that is 91 days after the Scheduled Revolving Maturity Date.

“Inside (Term Loan) Maturing Notes” means the Senior Unsecured Notes and any extension, refinancing, replacement or renewal thereof that has a scheduled maturity date prior to the date that is 91 days after the Scheduled Term Loan Maturity Date.

“Intellectual Property” has the meaning assigned to such term in the Collateral Agreement.

“Intercreditor Agreement” means (a) in respect of Indebtedness intended to be secured by some or all of the Collateral on a pari passu basis with the Obligations, an intercreditor agreement reasonably acceptable to the Administrative Agent the terms of which are consistent with market terms governing security arrangements for the sharing of Liens on a pari passu basis at the time such intercreditor agreement is proposed to be established in light of the type of Indebtedness to be secured by such Liens, as reasonably determined by the Administrative Agent and the Company, and (b) in respect of Indebtedness intended to be secured by some or all of the Collateral on a junior priority basis with the Obligations, an intercreditor agreement reasonably acceptable to the Administrative Agent the terms of which are consistent with market terms governing security arrangements for the sharing of Liens on a junior basis at the time such intercreditor agreement is proposed to be established in light of the type of Indebtedness to be secured by such Liens, as reasonably determined by the Administrative Agent and the Company.

“Interest Election Request” means a request by a Borrower to convert or continue a Revolving Loan Borrowing or Term Loan Borrowing in accordance with Section 2.07, which shall be substantially in the form approved by the Administrative Agent and separately provided to the Company.

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“Interest Payment Date” means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each March, June, September and December and the Maturity Date, (b) with respect to any RFR Loan, (1) each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and (2) the Maturity Date, (c) with respect to any Term Benchmark Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, and the Maturity Date and (d) with respect to any Swingline Loan, the day that such Loan is required to be repaid and the Maturity Date.

“Interest Period” means with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment for any Agreed Currency), as the applicable Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no tenor that has been removed from this definition pursuant to Section 2.14(e) shall be available for specification in such Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Investment” means, with respect to a specified Person, (a) any Equity Interests, evidences of Indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, or any capital contribution or loans or advances (other than advances made in the ordinary course of business that would be recorded as accounts receivable on the balance sheet of the specified Person prepared in accordance with GAAP) to, Guarantees of any Indebtedness or other obligations of, or any other investment in, any other Person that are held or made by the specified Person and (b) the purchase or acquisition (in one transaction or a series of related transactions) of all or substantially all the property and assets or business of another Person or assets constituting a business unit, line of business, division or product line of such other Person. The amount, as of any date of determination, of (i) any Investment in the form of a loan or an advance shall be the principal amount thereof outstanding on such date (excluding any portion thereof representing paid-in-kind interest or principal accretion), without any adjustment for write-downs or write-offs (including as a result of forgiveness of any portion thereof) with respect to such loan or advance after the date thereof, (ii) any Investment in the form of a Guarantee shall be determined in accordance with the definition of the term “Guarantee”, (iii) any Investment in the form of a transfer of Equity Interests or other non-cash property by the investor to the investee, including any such transfer in the form of a capital contribution, shall be the fair value (as determined reasonably and in good faith by the Company in accordance with GAAP) of such Equity Interests or other property as of the time of the transfer, minus any payments actually received in cash, or other property that has been converted into cash or is readily marketable for cash, by such specified Person representing a return of capital of such Investment, but without any adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the date of such transfer, (iv) any Investment (other than any Investment referred to in clause (i), (ii) or (iii) above) by the specified Person in the form of a purchase or other acquisition for value of any Equity Interests, evidences of Indebtedness, other securities or assets of any other Person

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shall be the original cost of such Investment (including any Indebtedness assumed in connection therewith), plus the cost of all additions, as of such date, thereto, and minus the amount, as of such date, of any portion of such Investment repaid to the investor in cash as a repayment of principal or a return of capital, as the case may be, but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the date of such Investment, and (v) any Investment (other than any Investment referred to in clause (i), (ii), (iii) or (iv) above) by the specified Person in any other Person resulting from the issuance by such other Person of its Equity Interests to the specified Person shall be the fair value (as determined reasonably and in good faith by a Financial Officer of the Company) of such Equity Interests at the time of the issuance thereof. For purposes of Section 6.04, if an Investment involves the acquisition of more than one Person, the amount of such Investment shall be allocated among the acquired Persons in accordance with GAAP; provided that pending the final determination of the amounts to be so allocated in accordance with GAAP, such allocation shall be as reasonably determined by a Financial Officer of the Company.

“Investment Company Act” means the U.S. Investment Company Act of 1940, as amended.

“IRS” means the United States Internal Revenue Service.

“Issuing Bank” means (a) JPMorgan Chase Bank, N.A., (b) U.S. Bank National Association, (c) Truist Bank and (d) each Revolving Lender that shall have become an Issuing Bank hereunder as provided in Section 2.05(j) (other than any Person that shall have ceased to be an Issuing Bank as provided in Section 2.05(k)), each in its capacity as an issuer of Letters of Credit hereunder; provided that Truist Bank shall not be required to issue commercial Letters of Credit unless otherwise agreed by Truist Bank. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall, or shall cause such Affiliate to, comply with the requirements of Section 2.05 with respect to such Letters of Credit).

“Judgment Currency” has the meaning set forth in Section 9.18(b).

“Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time, including in respect of any Incremental Facility and including any Maturity Date that has been extended from time to time in accordance with this Agreement.

“LC Commitment” means, as to any Issuing Bank, the obligation of such Issuing Bank to issue Letters of Credit in an aggregate amount not to exceed the U.S. Dollar Equivalent of (a) with respect to JPMorgan Chase Bank, N.A., $20,000,000, (b) with respect to U.S. Bank National Association, $20,000,000 and (c) with respect to Truist Bank, $20,000,000. The LC Commitment of any Issuing Bank may be modified by written agreement between the applicable Borrower and such Issuing Bank without consent of any other party thereto.

“LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all Letters of Credit at such time that, in accordance with the terms of such Letters of Credit, could upon satisfaction of drawing conditions be drawn thereunder, and (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the applicable Borrower at such time.

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The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

“LCT Election” has the meaning assigned to it in Section 1.10(a).

“LCT Test Date” has the meaning assigned to it in Section 1.10(a).

“Lender Parent” means, with respect to any Lender, any Person in respect of which such Lender is a subsidiary.

“Lender Presentation” means the Lender Presentation dated November 2024, relating to the credit facilities provided hereunder.

“Lender-Related Person” has the meaning assigned to it in Section 9.03(b).

“Lenders” means the Revolving Lenders and the Term Lenders and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, an Incremental Facility Amendment or a Refinancing Facility Agreement, in each case other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.

“Letter of Credit” means any letter of credit issued pursuant to this Agreement, other than any such letter of credit that shall have ceased to be a “Letter of Credit” outstanding hereunder pursuant to Section 9.05. Each Existing Letter of Credit shall be deemed to constitute a Letter of Credit issued hereunder as of the 2026 Amendment Effective Date for all purposes of the Loan Documents.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, charge, security interest or other encumbrance on, in or of such asset, including any agreement to provide any of the foregoing, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Limited Condition Transaction” means (a) any acquisition, including by way of merger, amalgamation, consolidation or other business combination or the acquisition of Equity Interests or otherwise, by one or more of the Company and its Subsidiaries of any assets, business or Person or any other Investment permitted by this Agreement the consummation of which is not conditioned on the availability of, or on obtaining, third party financing or (b) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness or Equity Interests requiring irrevocable notice in advance of such redemption, repurchase, defeasance, satisfaction and discharge or prepayment.

“Loan Document Obligations” means (a) the due and punctual payment by each Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans of such Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by such Borrower under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations of such Borrower under this Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations (including with respect to attorneys’ fees) and indemnification obligations, whether primary,

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secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of each Borrower under or pursuant to this Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to each of the Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“Loan Documents” means this Agreement, any Incremental Facility Amendment, any Refinancing Facility Agreement, any Loan Modification Agreement, any Borrowing Subsidiary Agreement, any Borrowing Subsidiary Termination, the Collateral Agreement, the other Security Documents, any Intercreditor Agreement, any agreement designating an additional Issuing Bank as contemplated by Section 2.05(j) and, except for purposes of Section 9.02, any promissory notes delivered pursuant to Section 2.09(c) (and, in each case, any amendment, restatement, waiver, supplement or other modification to any of the foregoing).

“Loan Modification Agreement” means a Loan Modification Agreement, in form and substance reasonably satisfactory to the Administrative Agent and the Company, among the Company and, if applicable, each Borrowing Subsidiary, the Administrative Agent and one or more Accepting Lenders, effecting one or more Permitted Amendments and such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.23.

“Loan Modification Offer” has the meaning set forth in Section 2.23(a).

“Loan Parties” means the Company, each Borrowing Subsidiary and each other Subsidiary Loan Party.

“Loans” means the loans made by the Lenders to the Borrowers pursuant to this Agreement, including pursuant to any Incremental Facility Amendment or any Refinancing Facility Agreement.

“Long-Term Indebtedness” means any Indebtedness that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability.

“Majority in Interest”, when used in reference to Lenders of any Class, means, at any time, (a) in the case of the Revolving Lenders, Lenders having Revolving Exposures and unused Revolving Commitments representing more than 50% of the sum of the Aggregate Revolving Exposure and the unused Aggregate Revolving Commitment at such time (other than that attributable to Defaulting Lenders) and (b) in the case of the Term Lenders of any Class, Lenders other than Defaulting Lenders holding outstanding Term Loans of such Class representing more than 50% of the aggregate principal amount of all Term Loans of such Class outstanding at such time (other than Term Loans of Defaulting Lenders).

“Material Acquisition” means any acquisition, or a series of related acquisitions by the Company or any Subsidiary, of (a) Equity Interests in any Person if, after giving effect thereto, such Person will become a Subsidiary or (b) assets comprising all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person; provided that the aggregate consideration therefor (including Indebtedness assumed in connection therewith, all obligations in respect of deferred purchase price (including obligations under any purchase price adjustment, as estimated in good faith by the Company, but excluding earnout, contingent payment

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or similar payments) and all other consideration payable in connection therewith (including payment obligations in respect of noncompetition agreements or other arrangements representing acquisition consideration)) exceeds $25,000,000.

“Material Adverse Effect” means an event or condition that has resulted, or could reasonably be expected to result, in a material adverse effect on (a) the business, assets, operations or financial condition of the Company and the Subsidiaries, taken as a whole, (b) the ability of the Loan Parties, taken as a whole, to perform their payment obligations under the Loan Documents or (c) the rights and remedies of the Administrative Agent and the Lenders under the Loan Documents.

“Material Disposition” means any Disposition, or a series of related Dispositions, of (a) all or substantially all the issued and outstanding Equity Interests in any Person that are owned by the Company or any Subsidiary or (b) assets comprising all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) the Company or any Subsidiary; provided that the aggregate consideration therefor (including Indebtedness assumed by the transferee in connection therewith, all obligations in respect of deferred purchase price (including obligations under any purchase price adjustment, as estimated in good faith by the Company, but excluding earnout, contingent payment or similar payments) and all other consideration payable in connection therewith (including payment obligations in respect of noncompetition agreements or other arrangements representing acquisition consideration)) exceeds $25,000,000.

“Material Indebtedness” means Indebtedness (other than the Loans, Letters of Credit and Guarantees under the Loan Documents) or Hedging Obligations of any one or more of the Company and the Subsidiaries in an aggregate principal amount of the greater of (i) $100,000,000 and (ii) 25% of Consolidated EBITDA for the Test Period most recently ended or more. For purposes of determining Material Indebtedness, the “principal amount” of any Hedging Obligation at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if the applicable Hedging Agreement were terminated at such time.

“Maturity Date” means the Term B Maturity Date, the Incremental Term Maturity Date with respect to Incremental Term Loans of any Series or the Revolving Maturity Date, and any extended maturity date with respect to all or a portion of any Class of Loans or Commitments hereunder pursuant to a Refinancing Facility Agreement or a Loan Modification Agreement, as the context requires.

“Maximum Incremental Amount” means an amount represented by Incremental Commitments to be established pursuant to Section 2.21 or Alternative Incremental Facility Indebtedness to be incurred pursuant to Section 6.01(l), as the case may be, so long as immediately after giving effect to the establishment or incurrence thereof ((x) assuming that the full amount of any Incremental Revolving Commitments have been borrowed as Revolving Loans and (y) excluding from such pro forma calculation the Net Proceeds of such Incremental Commitments or Alternative Incremental Facility Indebtedness (if any)), (i) solely in the case of any such Incremental Commitments or Alternative Incremental Facility Indebtedness that is secured by Liens on the Collateral on a pari passu basis with the Liens securing the Obligations, the Net First Lien Leverage Ratio, calculated on a Pro Forma Basis for the applicable Test Period most recently ended on or prior to the applicable date of determination, does not exceed 3.50 to 1.00, (ii) solely with respect to any such Alternative Incremental Facility Indebtedness that is secured by Liens on the Collateral that are junior to the Liens securing the Obligations, the Net Secured Leverage Ratio, calculated on a Pro Forma Basis for the applicable Test Period most recently ended on or prior to the applicable date of determination, does not exceed 4.00 to 1.00 and (iii) solely with respect to any Alternative Incremental Facility Indebtedness that is unsecured or, solely in the case of any such Alternative Incremental Facility Indebtedness incurred by non-Loan Parties, secured by assets not constituting Collateral, the Company is in compliance with the Financial Covenant (giving effect to the

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step-up thereto (x) during any Covenant Step-up Period and (y) if the proceeds of such Alternative Incremental Facility Indebtedness will be used to fund a Significant Acquisition that will result in a Covenant Step-up Period), calculated on a Pro Forma Basis for the applicable Test Period most recently ended on or prior to the applicable date of determination. Any Incremental Facility or Alternative Incremental Facility Indebtedness shall be deemed to have been incurred in reliance on the Maximum Incremental Amount prior to the Base Incremental Amount, unless the Company specified otherwise prior to the incurrence of such Incremental Facility or Alternative Incremental Facility Indebtedness. Any portion of any Incremental Facility or Alternative Incremental Facility Indebtedness that is incurred under the Base Incremental Amount will, unless the Company otherwise elects, automatically be reclassified as having been incurred under the Maximum Incremental Amount if, at any time after the incurrence thereof, such portion of such Incremental Facility or Alternative Incremental Facility Indebtedness would, using the figures as of the end of the most recently ended Test Period, be permitted under the Net First Lien Leverage Ratio, Net Secured Leverage Ratio or Net Leverage Ratio, as applicable, test set forth in this definition; it being understood and agreed that once such Incremental Facility or Alternative Incremental Facility Indebtedness is reclassified in accordance with the preceding sentence, it shall not further be reclassified as having been incurred under the provision of this Agreement in reliance on which such Incremental Facility or Alternative Incremental Facility Indebtedness was originally incurred.

“Maximum Rate” has the meaning set forth in Section 9.13.

“MFN Pricing Requirement” has the meaning set forth in Section 2.21(b).

“Minimum Extension Condition” has the meaning set forth in Section 2.23(a).

“MNPI” means material information concerning the Company, any Subsidiary or any Affiliate of any of the foregoing or their securities that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act and the Exchange Act. For purposes of this definition, “material information” means information concerning the Company, the Subsidiaries or any Affiliate of any of the foregoing, or any of their securities, that could reasonably be expected to be material for purposes of the United States Federal and State securities laws.

“Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net First Lien Leverage Ratio” means, on any date of determination, the ratio of (a) an amount equal to (i) Total Secured Indebtedness that is secured by a Lien on any of the Collateral that does not rank junior to the Liens on the Collateral securing the Loans as of such date, less (ii) the aggregate amount of Unrestricted Cash as of such date to (b) Consolidated EBITDA for the Test Period most recently ended on or prior to such date.

“Net Leverage Ratio” means, on any date of determination, the ratio of (a) an amount equal to (i) Total Indebtedness as of such date, less (ii) the aggregate amount of Unrestricted Cash as of such date to (b) Consolidated EBITDA for the Test Period most recently ended on or prior to such date.

“Net Proceeds” means, with respect to any event, (a) the cash proceeds (which term, for purposes of this definition, shall include Permitted Investments) (including, in the case of any casualty, condemnation or similar proceeding, insurance, condemnation or similar proceeds) received in respect of such event, including any cash received in respect of any noncash proceeds, but only as and when

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received, net of (b) the sum, without duplication, of (i) all fees and out-of-pocket expenses paid in connection with such event by the Company and the Subsidiaries, (ii) in the case of a Disposition (including pursuant to a Sale/Leaseback Transaction or a casualty or a condemnation or similar proceeding) of an asset, (A) the amount of all payments required to be made by the Company and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans, any Permitted First Priority Refinancing Indebtedness, any Permitted Second Priority Refinancing Indebtedness and any Alternative Incremental Facility Indebtedness) secured by such asset, (B) the pro rata portion of net cash proceeds thereof (calculated without regard to this subclause (B)) attributable to minority interests and not available for distribution to or for the account of the Company and the Subsidiaries as a result thereof, and (C) the amount of any liabilities directly associated with such asset and retained by the Company or any Subsidiary and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Company and the Subsidiaries (including any taxes paid or payable in connection with transferring or distributing any such amounts to the Company or any other Loan Party), and the amount of any reserves established by the Company and the Subsidiaries in accordance with GAAP to fund purchase price adjustment, indemnification and similar contingent liabilities (other than any earnout, holdback or similar obligations) reasonably estimated to be payable and that are directly attributable to the occurrence of such event (as determined reasonably and in good faith by a Financial Officer of the Company). For purposes of this definition, in the event any taxes estimated to be payable with respect to any event as described in clause (b)(iii) above are determined by the Company or the applicable Subsidiary not to be payable or any contingent liability reserve established with respect to any event as described in clause (b)(iii) above shall be reduced, in an aggregate amount equal to or greater than $2,500,000, the amount of such estimated taxes not payable or reduction shall, except to the extent such reduction is made as a result of a payment having been made in respect of the contingent liabilities with respect to which such reserve has been established, be deemed to be receipt, on the date of such determination or reduction, of cash proceeds in respect of such event.

“Net Secured Leverage Ratio” means, on any date of determination, the ratio of (a) an amount equal to (i) Total Secured Indebtedness as of such date, less (ii) the aggregate amount of Unrestricted Cash as of such date to (b) Consolidated EBITDA for the Test Period most recently ended on or prior to such date.

“Net Short Lender” has the meaning set forth in Section 9.02(h).

“Net Working Capital” means, at any date of determination, (a) the consolidated current assets of the Company and its consolidated Subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of the Company and its consolidated Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

“Non-Cash Charges” means any non-cash charges, including (a) any write-off for impairment of long lived assets (including goodwill, intangible assets and fixed assets such as property, plant and equipment), or of deferred financing fees or investments in debt and equity securities, in each case, pursuant to GAAP, (b) non-cash expenses resulting from the grant of stock options, restricted stock awards or other equity-based incentives to any director, officer or employee of the Company or any Subsidiary (excluding, for the avoidance of doubt, any cash payments of income taxes made for the benefit of any such Person in consideration of the surrender of any portion of such options, stock or other incentives upon the exercise or vesting thereof), (c) any non-cash charges resulting from (i) the application of purchase accounting or (ii) investments in minority interests in a Person, to the extent that such investments are subject to the equity method of accounting; provided that Non-Cash Charges shall not include additions to bad debt reserves or bad debt expense and any noncash charge that results from

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the write-down or write-off of accounts receivable, (d) the non-cash impact of accounting changes or restatements and (e) non-cash charges and expenses resulting from pension adjustments.

“Non-Compliant Assets” has the meaning set forth in the definition of Permitted Acquisition.

“Non-Compliant Subsidiary” has the meaning set forth in the definition of Permitted Acquisition.

“Non-Consenting Lender” has the meaning set forth in Section 9.02(c).

“Non-Defaulting Lender” means, at any time, any Revolving Lender that is not a Defaulting Lender at such time.

“Non-Recourse Indebtedness” means any Indebtedness that is limited in recourse to the assets of the Person incurring such Indebtedness, the ownership interests held by the Company or any Subsidiary in such assets and/or the Equity Interests of such Person or any related joint venture.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined be less than 0.0%, such rate shall be deemed to be 0.0% for purposes of this Agreement.

“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“Obligations” means, collectively, (a) the Loan Document Obligations, (b) the Secured Cash Management Obligations and (c) the Secured Hedging Obligations.

“Organizational Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement, and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan Document).

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“Other First Lien Secured Indebtedness” means at any time all Alternative Incremental Facility Indebtedness secured by the Collateral on a pari passu basis with the Obligations and all Permitted First Priority Refinancing Indebtedness then outstanding.

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in U.S. Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.

“Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the NYFRB Rate and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined by the Administrative Agent or the Issuing Banks, as the case may be, in accordance with banking industry rules on interbank compensation.

“Participant” has the meaning set forth in Section 9.04(c).

“Participant Register” has the meaning set forth in Section 9.04(c).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor entity performing similar functions.

“PCC Ventures” means all Foreign Subsidiaries and Permitted Joint Ventures, in each case formed for the purpose of building new precipitated calcium carbonate or other related product satellites.

“Perfection Certificate” means a certificate substantially in the form of Exhibit F or any other form approved by the Administrative Agent, which as of the Closing Date was delivered pursuant to Section 4.02(e) of the Existing Credit Agreement.

“Permitted Acquisition” means the purchase or other acquisition, by merger or otherwise, by the Company or any Subsidiary of either (a) Equity Interests of another Person such that immediately after giving effect to such acquisition such other Person shall be a Subsidiary or (b) all or substantially all the assets constituting a business unit, division, product line or line of business of any Person; provided that, in each case, (i) the business of such Person, or such assets, as the case may be, constitute a business permitted under Section 6.03(b), (ii) with respect to each such purchase or other acquisition, all actions required to be taken with respect to each newly created or acquired Subsidiary or assets in order to satisfy the requirements set forth in the definition of the term “Collateral and Guarantee Requirement” shall be taken within the required time periods for satisfaction of such requirements set forth therein, (iii) at the time of and immediately after giving effect to any such purchase or other acquisition, no Event of Default shall have occurred and be continuing after giving pro forma effect to such purchase or other acquisition and the incurrence of Indebtedness in connection therewith and (iv) any Permitted Acquisition of a Person that will be a Non-Compliant Subsidiary or any Permitted Acquisition of Non-Compliant Assets shall be permitted solely (x) if after giving effect to such Permitted Acquisition, the Net Secured Leverage Ratio, calculated on a Pro Forma Basis for the applicable Test Period most recently ended on or prior to the

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applicable date of determination, does not exceed the Net Secured Leverage Ratio required by Section 6.12 less 0.50x (giving effect to the step-up thereto (1) during a Covenant Step-up Period or (2) if such Permitted Acquisition will result in a Covenant Step-up Period) and (y) otherwise, in an amount not in excess of the amount, including the Available Amount and the amount of Qualifying Equity Proceeds, then available for Investments by Loan Parties in Subsidiaries that are not Loan Parties under Section 6.04(d), Investments under 6.04(w) or Investments under Section 6.04(x) (it being understood that any amounts funded in reliance in Section 6.04(d), 6.04(w) or 6.04(x) shall be deemed a usage of the applicable basket and an Investment outstanding thereunder). For purposes of this definition, “Non-Compliant Subsidiary” means any Subsidiary acquired pursuant to a Permitted Acquisition that will not become a Subsidiary Loan Party in accordance with the requirements of clause (a) of this definition, and “Non-Compliant Assets” means any assets acquired pursuant to a Permitted Acquisition to be held by a Subsidiary that is not a Subsidiary Loan Party.

“Permitted Amendment” means an amendment to this Agreement and the other Loan Documents, effected in connection with a Loan Modification Offer pursuant to Section 2.23, providing for an extension of the Maturity Date and/or amortization applicable to the Loans and/or Commitments of the Accepting Lenders of a relevant Class and, in connection therewith, may also provide for (a)(i) a change in the Applicable Rate with respect to the Loans and/or Commitments of the Accepting Lenders subject to such Permitted Amendment and/or (ii) a change in the fees payable to, or the inclusion of new fees to be payable to, the Accepting Lenders in respect of such Loans and/or Commitments, (b) changes to any prepayment premiums with respect to the applicable Loans and Commitments of a relevant Class, (c) such amendments to this Agreement and the other Loan Documents as shall be appropriate, in the reasonable judgment of the Administrative Agent, to provide the rights and benefits of this Agreement and other Loan Documents to each new “Class” of loans and/or commitments resulting therefrom and (d) additional amendments to the terms of this Agreement applicable to the applicable Loans and/or Commitments of the Accepting Lenders that are less favorable to such Accepting Lenders than the terms of this Agreement prior to giving effect to such Permitted Amendments and that are reasonably acceptable to the Administrative Agent.

“Permitted Amount” means, as of any date, (a) the greater of (x) $700,000,000 and (y) 150% of Consolidated EBITDA for the Test Period most recently ended as of such date (determined on a Pro Forma Basis) less (b) the sum of, without duplication, (i) the aggregate outstanding principal amount of Indebtedness incurred under Section 6.01 (l) by Subsidiaries that are not Subsidiary Loan Parties as of such date, (ii) the aggregate outstanding principal amount of Indebtedness incurred under Section 6.01(n) as of such date, (iii) the aggregate outstanding principal amount of Indebtedness incurred under Section 6.01(s) as of such date, (iv) the aggregate amount of Investments by Loan Parties in Subsidiaries that are not Loan Parties outstanding under Section 6.04(d) as of such date, (v) the aggregate outstanding amount of loans or advances made by Loan Parties to Subsidiaries that are not Loan Parties under Section 6.04(e) as of such date, (vi) the aggregate outstanding amount of Indebtedness of Subsidiaries that are not Loan Parties Guaranteed by Loan Parties under Section 6.04(f) as of such date, (vii) the aggregate amount of Investments by Loan Parties in Subsidiaries that are not Loan Parties or by the Company or the Subsidiaries in Unrestricted Subsidiaries, in each case outstanding under Section 6.04(t) as of such date and (viii) the aggregate amount of Investments by the Company and the Subsidiaries in Permitted Joint Ventures and Unrestricted Subsidiaries outstanding under Section 6.04(u) as of such date.

“Permitted Earlier Maturity Indebtedness Exception” means that (a) Indebtedness consisting of Customary Bridge Loans may have a maturity date that is earlier than the final maturity date of, and a weighted average life to maturity that is shorter than the weighted average life to maturity of, any Term Loan, in each case, outstanding at the time such Indebtedness is incurred or issued and (b) Indebtedness (excluding Indebtedness contemplated by clause (a) above) in an aggregate outstanding principal amount of up to the greater of (i) $415,000,000 and (ii) 100% of Consolidated EBITDA for the

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Test Period most recently ended (at the time of incurrence and determined on a Pro Forma Basis) may have a maturity date that is earlier than the final maturity date of, and a weighted average life to maturity that is shorter than the weighted average life to maturity of, any Term Loan, in each case, outstanding at the time such Indebtedness is incurred or issued.

“Permitted Encumbrances” means:

(a)       Liens for taxes, assessments or other governmental charges not yet delinquent or the nonpayment of which in the aggregate would not reasonably be expected to have a material adverse effect on the Company and its Subsidiaries, taken as a whole, or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or a Subsidiary thereof, as the case may be, in accordance with GAAP;

(b)       Liens with respect to outstanding motor vehicle fines, and carriers’, warehousemen’s, mechanics’, landlords’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business in respect of obligations that are not known to be overdue for a period of more than 60 days or that are bonded or that are being contested in good faith and by appropriate proceedings;

(c)       pledges, deposits or Liens in connection with workers’ compensation, professional liability insurance, insurance programs, unemployment insurance and other social security and other similar legislation or other insurance-related obligations (including, without limitation, pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements);

(d)       pledges, deposits or Liens to secure the performance of bids, tenders, trade, government or other contracts (other than for borrowed money), obligations for utilities, leases, licenses, statutory obligations, completion guarantees, surety, judgment, appeal or performance bonds, other similar bonds, instruments or obligations, and other obligations of a like nature incurred in the ordinary course of business;

(e)       easements (including reciprocal easement agreements), rights-of-way, building, zoning and similar restrictions, survey exceptions, utility agreements, covenants, reservations, restrictions, encroachments, charges, and other similar encumbrances or title defects incurred, or leases or subleases granted to others, imposed by law or arising in the ordinary course of business, which do not in the aggregate materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries, taken as a whole;

(f)       (i) mortgages, liens, security interests, restrictions, encumbrances or any other matters of record that have been placed by any developer, landlord or other third party on property over which the Company or any Subsidiary of the Company has easement rights or on any leased property and subordination or similar agreements relating thereto and (ii) any condemnation or eminent domain proceedings affecting any real property;

(g)       judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

(h)       Liens representing any interest or title of a licensor, lessor or sublicensor or sublessor, or a licensee, lessee or sublicensee or sublesee, in the property subject to any lease, license or sublicense or concession agreement entered into in the ordinary course of business; and

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(i)       Liens that are contractual rights of set-off;

(j)       banker’s liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with depository institutions and securities accounts and other financial assets maintained with a securities intermediary; provided that such deposit accounts or funds and securities accounts or other financial assets are not established or deposited for the purpose of providing collateral for any Indebtedness and are not subject to restrictions on access by the Company or any Subsidiary in excess of those required by applicable banking regulations;

(k)       Liens arising by virtue of Uniform Commercial Code financing statement filings (or similar filings under applicable law) regarding operating leases entered into by the Company and the Subsidiaries in the ordinary course of business; and

(l)       Liens of a collecting bank arising in the ordinary course of business under Section 4-208 (or the applicable corresponding section) of the Uniform Commercial Code in effect in the relevant jurisdiction covering only the items being collected upon;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness, other than Liens referred to in clauses (c) and (d) above securing obligations under letters of credit, bank guarantees or similar instruments.

“Permitted First Priority Refinancing Indebtedness” means Indebtedness of the Company or any other Loan Party in the form of term loans (other than, for the avoidance of doubt, Incremental Term Loans or other Term Loans under this Agreement) or bonds, debentures, notes or similar instruments (a) that is secured by Liens on the Collateral on a pari passu basis (but without regard to the control of remedies) to the Liens on the Collateral securing the Obligations and any Other First Lien Secured Indebtedness and is not secured by any property or assets of the Company or any of the Subsidiaries other than the Collateral, (b) the Net Proceeds of which, substantially concurrently with the incurrence thereof, are applied to the repayment or prepayment of then outstanding Term Loan Borrowings of any Class in an aggregate principal amount equal to the aggregate amount of such Permitted First Priority Refinancing Indebtedness (less the aggregate amount of accrued and unpaid interest with respect to such outstanding Term Loan Borrowings and any reasonable fees, premium and expenses relating to such refinancing), (c) that does not mature earlier than the Latest Maturity Date then in effect, and has a weighted average life to maturity no shorter than the Class of Term Loans with the latest Maturity Date in effect at the time of incurrence of such Indebtedness, (d) that contains covenants, events of default and other terms that are customary for similar Indebtedness in light of then-prevailing market conditions and, when taken as a whole (other than interest rates, rate floors, fees and optional prepayment or redemption terms), are no more favorable to the lenders or investors, as the case may be, providing such Permitted First Priority Refinancing Indebtedness than those set forth in the Loan Documents are with respect to the Lenders (other than covenants or other provisions applicable only to periods after the Latest Maturity Date then in effect); provided that a certificate of a Financial Officer of the Company delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness or the modification, refinancing, refunding, renewal or extension thereof (or such shorter period of time as may reasonably be agreed by the Administrative Agent), together with a reasonably detailed description of the material terms and conditions of such resulting Indebtedness or drafts of the material definitive documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirements shall be conclusive unless the Administrative Agent provides notice to the Company of its reasonable objection during such period together with a reasonable description of the basis upon which it objects, (e) the security agreements relating to which are substantially the same as the Security Documents (with such differences as are reasonably satisfactory to the Administrative Agent), (f) that is not guaranteed by any Persons other than

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the Company and Subsidiaries that are Subsidiary Loan Parties and (g) in respect of which a trustee, collateral agent, security agent or similar Person, acting on behalf of the holders thereof, shall have become party to an Intercreditor Agreement. Permitted First Priority Refinancing Indebtedness will include any Registered Equivalent Notes issued in exchange therefor.

“Permitted Investments” means:

(a)       direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

(b)       investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, (i) a short term credit rating of “P-1” or higher from Moody’s or “A-1” or higher from S&P or (ii) a long term rating of “A2” or higher from Moody’s or “A” or higher from S&P;

(c)       investments in certificates of deposit, banker’s acceptances and demand or time deposits, in each case maturing within 180 days from the date of acquisition thereof, issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d)       fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

(e)       “money market funds” that (i) comply with the criteria set forth in Rule 2a-7 under the Investment Company Act, (ii) with (A) a short term credit rating of “P-1” or higher from Moody’s or “A-1” or higher from S&P or (B) a long term rating of “A2” or higher from Moody’s or “A” or higher from S&P and (iii) have portfolio assets of at least $5,000,000,000;

(f)       investments in Indebtedness that is (x) issued by Persons with (i) a short term credit rating of “P-1” or higher from Moody’s or “A-1” or higher from S&P or (ii) a long term rating of “A2” or higher from Moody’s or “A” or higher from S&P, in each case for clauses (i) and (ii) with maturities not more than 12 months after the date of acquisition and (y) of a type customarily used by companies for cash management purposes; and

(g)       in the case of any Foreign Subsidiary, other short-term investments that are analogous to the foregoing, are of comparable credit quality and are customarily used by companies in the jurisdiction of such Foreign Subsidiary for cash management purposes.

“Permitted Joint Ventures” means (a) acquisitions (by merger, purchase, lease (including any lease that contains upfront payments or buy out options) or otherwise), not constituting Permitted Acquisitions, by the Company or any of the Subsidiaries of interests in any of the assets of, or of the Equity Interests in, a person or division or line of business of any person engaged in the same business as the Company and the Subsidiaries or in a related, ancillary or complementary business or (b) sales, issuances or other transfers of Equity Interests of a Subsidiary to a Person other than a Loan Party permitted in reliance on Section 6.05(d), in each case for the purpose of forming a joint venture.

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“Permitted Second Priority Refinancing Indebtedness” means Indebtedness of the Company or any other Loan Party in the form of term loans (other than, for the avoidance of doubt, Incremental Term Loans or other Term Loans under this Agreement) or bonds, debentures, notes or similar instruments (a) that is secured by Liens on the Collateral on a junior basis to the Liens on the Collateral securing the Obligations and any Other First Lien Secured Indebtedness and is not secured by any property or assets of the Company or any of the Subsidiaries other than the Collateral, (b) the Net Proceeds of which, substantially concurrently with the incurrence thereof, are applied to the repayment or prepayment of then outstanding Term Loan Borrowings of any Class in an aggregate principal amount equal to the aggregate amount of such Permitted Second Priority Refinancing Indebtedness (less the aggregate amount of accrued and unpaid interest with respect to such outstanding Term Loan Borrowings and any reasonable fees, premium and expenses relating to such refinancing), (c) that does not mature earlier than the Latest Maturity Date then in effect, and has a weighted average life to maturity no shorter than the Class of Term Loans with the latest Maturity Date in effect at the time of incurrence of such Indebtedness, (d) that contains covenants, events of default and other terms that are customary for similar Indebtedness in light of then-prevailing market conditions and, when taken as a whole (other than interest rates, rate floors, fees and optional prepayment or redemption terms), are no more favorable to the lenders or investors, as the case may be, providing such Permitted Second Priority Refinancing Indebtedness than those set forth in the Loan Documents are with respect to the Lenders (other than covenants or other provisions applicable only to periods after the Latest Maturity Date then in effect); provided that a certificate of a Financial Officer of the Company delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness or the modification, refinancing, refunding, renewal or extension thereof (or such shorter period of time as may reasonably be agreed by the Administrative Agent), together with a reasonably detailed description of the material terms and conditions of such resulting Indebtedness or drafts of the material definitive documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirements shall be conclusive unless the Administrative Agent provides notice to the Company of its reasonable objection during such period together with a reasonable description of the basis upon which it objects, (e) the security agreements relating to which are substantially the same as the Security Documents (with such differences as are satisfactory to the Administrative Agent), (f) that is not guaranteed by any Persons other than the Company and Subsidiaries that are Subsidiary Loan Parties and (g) in respect of which a trustee, collateral agent, security agent or similar Person, acting on behalf of the holders thereof, shall have become party to an Intercreditor Agreement. Permitted Second Priority Refinancing Indebtedness will include any Registered Equivalent Notes issued in exchange therefor.

“Person” means any natural person, corporation, company, limited liability company, trust, joint venture, association, partnership, Governmental Authority or other entity.

“Plan” means any “employee pension benefit plan”, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), that is subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” has the meaning set forth in Section 9.01(d).

“Post-Initiative Period” means, with respect to any Specified Initiative, the period beginning on the date such Specified Initiative is consummated (or, in the case of any operating improvement initiative, cost savings initiative or similar initiative, the date such initiative is initiated) and ending on the last day of the eighth full consecutive fiscal quarter immediately following the date on which such transaction is consummated (or initiated, as applicable).

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“Prepayment Event” means:

(a)       any Disposition (including pursuant to a sale and leaseback transaction and by way of merger or consolidation) (for purposes of this defined term, collectively, “dispositions”) of any asset of the Company or any Subsidiary, other than (i) dispositions described in clauses (a) through (k), (m) and (n) of Section 6.05 and (ii) other dispositions resulting in aggregate Net Proceeds not exceeding (A) $10,000,000 in the case of any single disposition or series of related dispositions and (B) $20,000,000 for all such dispositions during any fiscal year of the Company;

(b)       any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any asset of the Company or any Subsidiary resulting in aggregate Net Proceeds of $20,000,000 or more; or

(c)       the incurrence by the Company or any Subsidiary of any Indebtedness, other than any Indebtedness permitted to be incurred under Section 6.01.

“Prepayment Percentage” means 100%; provided that the Prepayment Percentage shall be reduced to (a) 50% if the Net Secured Leverage Ratio as of the last day of the most recently ended Test Period as of the applicable date of determination is less than 3.50 to 1.0 but equal to or greater than 3.0 to 1.0 and (b) 0% if the Net Secured Leverage Ratio as of the last day of the most recently ended Test Period as of the applicable date of determination is less than 3.0 to 1.0; it being understood and agreed that, for purposes of this definition as it applies to the determination of the amount of Net Proceeds that are required to be applied to prepay the Term Loans under Section 2.11(c) for any fiscal year, the Net Secured Leverage Ratio shall be determined on a Pro Forma Basis on the scheduled date of prepayment (after giving effect to all prepayments described in Section 2.11(c)).

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Private Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that are not Public Side Lender Representatives.

“Pro Forma Adjustment” means, with respect to any Specified Initiative, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Initiative Period, the pro forma increase or decrease (for the avoidance of doubt, net of any such increase or decrease actually realized) in Consolidated EBITDA (including the portion thereof attributable to any assets (including Equity Interests) sold or acquired) certified by a Financial Officer of the Company as having been determined in good faith to be reasonably anticipated to be realizable within 24 months following any such Specified Initiative as a result of (a) actions taken or expected to be taken during such Post-Initiative Period for the purposes of realizing reasonably identifiable and factually supportable cost savings or cost synergies or (b) any additional costs incurred during such Post-Initiative Period to achieve such cost savings, reductions and synergies; provided that, so long as such actions are taken or expected to be taken prior to or during such Post-Initiative Period or such costs are incurred prior to or during such Post-Initiative Period, as applicable, the cost savings and synergies related to such actions or such additional costs, as

46

applicable, may be assumed, for purposes of projecting such pro forma increase or decrease to such Consolidated EBITDA to be realizable during the entirety, or, in the case of, additional costs, as applicable, to be incurred during the entirety of such Test Period; provided further that any such pro forma increase or decrease to Consolidated EBITDA shall be without duplication for cost savings, synergies or additional costs already included in Consolidated EBITDA for such Test Period.

“Pro Forma Basis” and “Pro Forma Compliance” means, with respect to compliance with any test or covenant hereunder required by the terms of this Agreement to be made on a Pro Forma Basis, that (a) to the extent applicable, the Pro Forma Adjustment shall have been made (subject, for the avoidance of doubt, to the limitations set forth in clause (b) of the definition of Consolidated EBITDA) and (b) all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of (or commencing with) the first day of the applicable period of measurement in such test or covenant: (i) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction (A) in the case of a Material Disposition of all or substantially all Equity Interests in any Subsidiary or the Company or any division, product line, or facility used for operations of the Company or any of the Subsidiaries or the designation of a Subsidiary as an Unrestricted Subsidiary, shall be excluded, and (B) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction” or designation of an Unrestricted Subsidiary as a Subsidiary, shall be included, (ii) any prepayment, repayment, retirement, redemption or satisfaction of Indebtedness, (iii) any Indebtedness incurred or assumed by the Company or any of the Subsidiaries in connection therewith and (iv) if any such Indebtedness has a floating or formula rate, such Indebtedness shall be deemed to have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that, without limiting the application of the Pro Forma Adjustment pursuant to clause (a) above, the foregoing pro forma adjustments may be applied to any such test or covenant solely to the extent that such adjustments are consistent with (and subject to applicable limitations included in) the definition of Consolidated EBITDA and give effect to operating expense reductions that are (i) (x) directly attributable to such transaction, (y) expected to have a continuing impact on the Company and the Subsidiaries and (z) factually supportable or (ii) otherwise consistent with the definition of Pro Forma Adjustment; provided further that except as specified in the applicable provision requiring Pro Forma Compliance, any determination of Pro Forma Compliance required shall be made assuming that compliance with the Financial Covenant is required with respect to the most recent Test Period prior to such time for which financial statements shall have been delivered pursuant to Sections 5.01(a) or 5.01(b) (or, prior to the delivery of any such financial statements, ending with the last fiscal quarter included in the pro forma financial statements delivered pursuant to Sections 5.01(a) or 5.01(b)).

“Prohibited Transaction” has the meaning assigned to such term in Section 406 of ERISA and Section 4975(c) of the Code.

“Proposed Change” has the meaning set forth in Section 9.02(c).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Side Lender Representatives” means, with respect to any Lender, representatives of such Lender that do not wish to receive MNPI.

“Purchasing Borrower Party” means any of the Company or any Subsidiary.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

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“QFC Credit Support” has the meaning assigned to it in Section 9.21.

“Qualified Equity Interests” means Equity Interests of the Company other than Disqualified Equity Interests.

“Qualifying Equity Proceeds” means on any date with respect to any expenditure to make an Investment under Section 6.04(w)(ii) (including in connection with the acquisition of Non-Compliant Subsidiaries and/or Non-Compliant Assets in a Permitted Acquisition), to make a Restricted Payment under Section 6.08(a)(vii) or to make a payment in reliance on Section 6.08(b)(vi), the aggregate amount of Net Proceeds received by the Company in respect of sales and issuances of its Qualified Equity Interests or capital contributions (other than the issuance of Equity Interests to officers, directors or employees of the Company or any Subsidiary pursuant to employee benefit or incentive plans or other similar arrangements, and the issuance of Equity Interests to any Subsidiary), less the amount of all other expenditures for such purposes made during such period and on or prior to such date in reliance on such receipts of Net Proceeds.

“Receivable” means a right to receive payment pursuant to an arrangement with another Person pursuant to which such other Person is obligated to pay, as determined in accordance with GAAP.

“Receivables Facility” means any of one or more transactions pursuant to which the Company or any of the Subsidiaries sells or conveys Receivables Facility Assets to a Receivables Subsidiary that borrows or issues debt on a secured basis against Receivables Facility Assets.

“Receivables Facility Assets” means (a) accounts and, in each case, any related assets and rights (including any collateral securing such accounts, any contract rights in respect of such accounts, proceeds collected on such accounts, lockbox accounts into which such proceeds are collected and related records) customarily transferred in connection with similar receivables financing or securitization transactions and/or (b) Equity Interests issued by any Receivables Subsidiary;

“Receivables Facility Guarantee” means (i) any guarantee of performance and related indemnification entered into by the Company or any Subsidiary in respect of the obligations of a seller or servicer of Receivables Facility Assets in a Receivables Facility or (ii) any other guarantee of performance entered into by the Company or any Subsidiary which the Company has determined in good faith to be customary in a Receivables Facility.

“Receivables Subsidiary” means a Subsidiary (x) formed as a special purpose entity for the purpose of facilitating or entering into one or more Specified Receivables Facilities and (y) engaged only in activities reasonably related or incidental to Specified Receivables Facilities (it being understood and agreed that any entity formed solely for the purpose of holding any bank account into which collections or other proceeds of Receivables Facility Assets are paid shall satisfy the requirement in clause (y) above).

“Recipient” means the Administrative Agent, any Lender and any Issuing Bank, or any combination thereof (as the context requires).

“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting, (2) if such Benchmark is EURIBOR Rate, 11:00 a.m. Brussels time two TARGET Days preceding the date of such setting, (3) if the RFR for such Benchmark is SONIA, then four RFR Business Days prior to such setting, (4) if the RFR for such Benchmark is Daily Simple SOFR, then four RFR Business Days prior to such setting or

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(5) if such Benchmark is none of the Term SOFR Rate, the EURIBOR Rate, SONIA or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion.

“Refinancing Closing Date” means the date on which the conditions specified in Section 4.01 were satisfied (or waived in accordance with Section 9.02), which date was November 26, 2024.

“Refinancing Commitment” means a Refinancing Revolving Commitment or a Refinancing Term Loan Commitment.

“Refinancing Facility Agreement” means an amendment to this Agreement, in form and substance reasonably satisfactory to the Administrative Agent and the Company, among the Company and, if applicable, the Borrowing Subsidiaries, the Administrative Agent and one or more Refinancing Lenders, establishing Refinancing Commitments and effecting such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.22.

“Refinancing Facility Amendment” means that certain Refinancing Facility Agreement and Incremental Facility Amendment, dated as of the Refinancing Closing Date, to the Credit Agreement, the Company, Lenders party thereto and the Administrative Agent.

“Refinancing Indebtedness” means, in respect of any Indebtedness (the “Original Indebtedness”), any Indebtedness that extends, renews or refinances such Original Indebtedness (or any Refinancing Indebtedness in respect thereof); provided that (a) the principal amount (or accreted value, if applicable) of such Refinancing Indebtedness shall not exceed the principal amount (or accreted value, if applicable) of such Original Indebtedness except by an amount no greater than accrued and unpaid interest with respect to such Original Indebtedness and any reasonable fees, premium and expenses relating to such extension, renewal or refinancing; (b) the stated final maturity of such Refinancing Indebtedness shall not be earlier than that of such Original Indebtedness, and such stated final maturity shall not be subject to any conditions that could result in such stated final maturity occurring on a date that precedes the stated final maturity of such Original Indebtedness; (c) such Refinancing Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default or a change in control, fundamental change, or upon conversion or exchange in the case of convertible or exchangeable Indebtedness or as and to the extent such repayment, prepayment, redemption, repurchase or defeasance would have been required pursuant to the terms of such Original Indebtedness) prior to the earlier of (i) the maturity of such Original Indebtedness and (ii) the date that is 91 days after the Latest Maturity Date in effect on the date of such extension, renewal or refinancing; provided that, notwithstanding the foregoing, scheduled amortization payments (however denominated) of such Refinancing Indebtedness shall be permitted so long as the weighted average life to maturity of such Refinancing Indebtedness shall be longer than the shorter of (x) the weighted average life to maturity of such Original Indebtedness remaining as of the date of such extension, renewal or refinancing and (y) the weighted average life to maturity of the Class of Term Loans remaining as of the date of such extension, renewal or refinancing with the latest Maturity Date; (d) such Refinancing Indebtedness shall not constitute an obligation (including pursuant to a Guarantee) of any Subsidiary, in each case that shall not have been (or, in the case of after-acquired Subsidiaries, shall not have been required to become pursuant to the terms of the Original Indebtedness) an obligor in respect of such Original Indebtedness, and shall not constitute an obligation of any Borrower if such Borrower shall not have been an obligor in respect of such Original Indebtedness, and, in each case, shall constitute an obligation of such Subsidiary or of such Borrower only to the extent of their obligations in respect of such Original Indebtedness; (e) if such Original Indebtedness shall have been subordinated to the Loan Document Obligations, such Refinancing Indebtedness shall also be subordinated to the Loan

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Document Obligations on terms not less favorable in any material respect to the Lenders; and (f) such Refinancing Indebtedness shall not be secured by any Lien on any asset other than the assets that secured such Original Indebtedness (or would have been required to secure such Original Indebtedness pursuant to the terms thereof) or, in the event Liens securing such Original Indebtedness shall have been contractually subordinated to any Lien securing the Loan Document Obligations, by any Lien that shall not have been contractually subordinated to at least the same extent.

“Refinancing Lenders” means the Refinancing Revolving Lenders and the Refinancing Term Lenders.

“Refinancing Loans” means the Refinancing Revolving Loans and the Refinancing Term Loans.

“Refinancing Revolving Commitments” has the meaning set forth in Section 2.22(a).

“Refinancing Revolving Lender” has the meaning set forth in Section 2.22(a).

“Refinancing Revolving Loans” has the meaning set forth in Section 2.22(a).

“Refinancing Term Lender” has the meaning set forth in Section 2.22(a).

“Refinancing Term Loan” has the meaning set forth in Section 2.22(a).

“Refinancing Term Loan Commitments” has the meaning set forth in Section 2.22(a).

“Refinancing Transaction Costs” means all fees, costs and expenses incurred or payable by the Company or any Subsidiary in connection with the Refinancing Transactions set forth in clauses (a),(b) and (c) of the definition thereof to be consummated on the Refinancing Closing Date.

“Refinancing Transactions” means, collectively, (a) the execution and delivery of this Agreement, (b) the borrowing of the Term B Loans in a total aggregate principal amount of $575,000,000, (c) the establishment of Revolving Commitments in a total aggregate principal amount of $400,000,000 and (d) the payment of the Refinancing Transaction Costs.

“Register” has the meaning set forth in Section 9.04(b)(iv).

“Registered Equivalent Notes” means, with respect to any bonds, notes, debentures or similar instruments originally issued in a Rule 144A or other private placement transaction under the Securities Act, substantially identical notes (having the same Guarantees) issued in a dollar for dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the directors, officers, partners, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and of such Person’s Affiliates.

“Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the indoor or outdoor environment.

“Relevant Governmental Body” means (i) with respect to a Benchmark Replacement in respect of Loans denominated in U.S. Dollars, the Federal Reserve Board and/or the NYFRB, or a

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committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto, (ii) with respect to a Benchmark Replacement in respect of Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (iii) with respect to a Benchmark Replacement in respect of Loans denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto and (iv) with respect to a Benchmark Replacement in respect of Loans denominated in any other currency, (a) the central bank for the currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement or (b) any working group or committee officially endorsed or convened by (1) the central bank for the currency in which such Benchmark Replacement is denominated, (2) any central bank or other supervisor that is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement, (3) a group of those central banks or other supervisors or (4) the Financial Stability Board or any part thereof.

“Relevant Rate” means (i) with respect to any Term Benchmark Borrowing denominated in U.S. Dollars, the Term SOFR Rate, (ii) with respect to any Term Benchmark Borrowing denominated in Euros, the Adjusted EURIBOR Rate or (iii) with respect to any Borrowing denominated in Sterling or, subject to Section 2.14, U.S. Dollars, the applicable Daily Simple RFR, as applicable.

“Relevant Screen Rate” means (i) with respect to any Term Benchmark Borrowing denominated in U.S. Dollars, the Term SOFR Reference Rate or (ii) with respect to any Term Benchmark Borrowing denominated in Euros, the EURIBOR Screen Rate, as applicable.

“Reportable Event” means any “reportable event,” as defined in Section 4043(c) of ERISA or the regulations issued thereunder, with respect to a Plan, other than those events as to which notice is waived pursuant to DOL Reg. § 4043.

“Repricing Transaction” means (a) the optional prepayment, repayment, refinancing, substitution or replacement of all or a portion of the Term B Loans substantially concurrently with the incurrence by the Company of any broadly syndicated U.S. Dollar-denominated term loan “B” facilities secured on a pari passu basis with the Term B Loans having an effective yield that is less than the effective yield applicable to the Term B Loans so prepaid, repaid, refinanced, substituted or replaced and (b) any amendment, waiver or other modification to this Agreement that would have the effect of reducing the effective yield applicable to the Term B Loans; provided that the primary purpose (as determined by the Company in good faith) of such prepayment, repayment, refinancing, substitution, replacement, amendment, waiver or other modification was to reduce the effective yield applicable to the Term B Loans; provided, further, that in no event shall any such prepayment, repayment, refinancing, substitution, replacement, amendment, waiver or other modification in connection with a Change in Control or a Transformative Acquisition constitute a Repricing Transaction. Any determination by the Administrative Agent of the effective yield for purposes of the definition shall be conclusive and binding on all Lenders, and the Administrative Agent shall have no liability to any Person with respect to such determination absent bad faith, gross negligence or willful misconduct.

“Required Lenders” means, at any time, Lenders having Revolving Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the Aggregate Revolving Exposure, outstanding Term Loans and unused Commitments at such time (excluding for purposes of any such calculation, Defaulting Lenders).

“Requirements of Law” means, with respect to any Person, (a) the Organizational Documents of such Person and (b) any law (including common law), statute, ordinance, treaty, rule,

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regulation, code, judgment, order, decree, writ, injunction, settlement agreement or determination of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means, with respect to any Person, the chief executive officer, the president, a Financial Officer, any vice president, the chief operating officer or the secretary of such Person and any other individual or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Company or any Subsidiary, or any payment or distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, exchange, conversion, cancelation or termination of, or any other return of capital with respect to, any Equity Interests in the Company or any Subsidiary.

“Reuters” means, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto.

“Revaluation Date” shall mean (a) with respect to any Loan denominated in any Alternative Currency, each of the following: (i) the date of the Borrowing of such Loan and (ii) (A) with respect to any Term Benchmark Loan, each date of a conversion into or continuation of such Loan pursuant to the terms of this Agreement and (B) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month); (b) with respect to any Letter of Credit denominated in an Alternative Currency, each of the following: (i) the date on which such Letter of Credit is issued, (ii) the first Business Day of each calendar month and (iii) the date of any amendment of such Letter of Credit that has the effect of increasing the face amount thereof; and (c) any additional date as the Administrative Agent may determine at any time when an Event of Default exists.

“Revolving Availability Period” means the period from and including the 2026 Amendment Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) increased from time to time pursuant to Section 2.21 or Section 2.22 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption or other Incremental Facility Amendment pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. As of the 2026 Amendment Effective Date, the aggregate amount of the Lenders’ Revolving Commitments is $500,000,000.

“Revolving Exposure” means, with respect to any Lender at any time, the sum of (a) the outstanding principal amount of the U.S. Dollar Equivalent of such Lender’s Revolving Loans, (b) the

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U.S. Dollar Equivalent of such Lender’s LC Exposure and (c) such Lender’s Swingline Exposure, in each case at such time.

“Revolving Facility” means the Revolving Commitments and the extensions of credit made thereunder.

“Revolving Lender” means a Lender with a Revolving Commitment or Revolving Exposure.

“Revolving Loan” means a Loan made pursuant to clause (b) of Section 2.01. Each Revolving Loan denominated in U.S. Dollars shall be an ABR Loan, a Term Benchmark Loan, or, subject to Section 2.14, an RFR Loan. Each Revolving Loan denominated in Sterling shall be an RFR Loan. Each Revolving Loan denominated in Euros shall be a Term Benchmark Loan.

“Revolving Maturity Date” means the date that is the earlier of (a) the Scheduled Revolving Maturity Date and (b) 91 days prior to the Scheduled Term Loan Maturity Date unless as of such 91st day, the aggregate principal amount of Inside (Revolver) Maturing Term Loans is less than or equal to $50,000,000.

“RFR” means, for any RFR Loan denominated in (a) Sterling, SONIA and (b) U.S. Dollars, Daily Simple SOFR.

“RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing.

“RFR Business Day” means, for any Loan denominated in (a) Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London and (b) U.S. Dollars, a U.S. Government Securities Business Day.

“RFR Interest Day” has the meaning set forth in the definition of “Daily Simple RFR”.

“RFR Loan” means a Loan that bears interest at a rate based on the Daily Simple RFR.

“S&P” means Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business.

“Sale/Leaseback Transaction” means an arrangement relating to property owned by the Company or any Subsidiary whereby the Company or such Subsidiary sells or transfers such property to any Person and the Company or any Subsidiary leases such property, or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, from such Person or its Affiliates.

“Sanctioned Country” means, at any time, a country, region, or territory which is itself the subject or target of any Sanctions (at the time of the Refinancing Closing Date, the so-called People’s Republic of Donetsk, the so-called People’s Republic of Luhansk, Crimea, Cuba, Iran, North Korea, Syria and the Zaporizhzhia and Kherson Regions of Ukraine).

“Sanctioned Person” means, at any time, any Person subject of any Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by (i) the U.S. government, including the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (ii) the United Nations Security Council, (iii) the European Union (iv) any EU

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Member State, (v) His Majesty’s Treasury of the United Kingdom, or (vi) any other applicable sanctions authority; (b) any Person located, organized, or resident in a Sanctioned Country; (c) any Person owned or controlled by any such Person or persons described in the forgoing clauses (a) or (b); or (d) any Person otherwise the target or subject of any Sanctions.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State; (b) the United Nations Security Council; (c) the European Union; (d) any EU Member State; (e) His Majesty’s Treasury of the United Kingdom; or (f) any other applicable sanctions authority.

“Scheduled Revolving Maturity Date” means the date that is the five-year anniversary of the 2026 Amendment Effective Date.

“Scheduled Term Loan Maturity Date” means the date that is the seven-year anniversary of the Refinancing Closing Date.

“SEC” means the United States Securities and Exchange Commission.

“Secured Cash Management Obligations” means the due and punctual payment and performance of any and all obligations of the Company and each Subsidiary (whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)) arising in respect of Cash Management Services that (a) are owed pursuant to a Cash Management Agreement in effect on the Refinancing Closing Date, entered into with a party that was a Lender as of the Refinancing Closing Date or an Affiliate thereof, or (b) are owed pursuant to a Cash Management Agreement entered into after the Refinancing Closing Date with a party that was a Lender or the Administrative Agent or an Affiliate of a Lender or the Administrative Agent, in each case at the time such Cash Management Agreement was entered into, and, in the case of any such Cash Management Agreement referred to in clause (a) or (b) above (other than any such Cash Management Agreement entered into with the Administrative Agent or an Affiliate thereof), has been designated by the Company in a written notice given to the Administrative Agent as a Cash Management Agreement the obligations under which are to constitute Secured Cash Management Obligations for purposes of the Loan Documents.

“Secured Hedging Obligations” means the due and punctual payment and performance of any and all obligations of the Company and each Subsidiary arising under each Hedging Agreement that (a) was in effect on the Refinancing Closing Date with a counterparty that was a Lender as of the Refinancing Closing Date or an Affiliate thereof, or (b) is entered into after the Refinancing Closing Date with a counterparty that was a Lender or the Administrative Agent or an Affiliate of a Lender or the Administrative Agent, in each case at the time such Hedging Agreement was entered into, and, in the case of any such Hedging Agreement referred to in clause (a) or (b) above (other than any such Hedging Agreement entered into with the Administrative Agent or an Affiliate thereof) has been designated by the Company in a written notice given to the Administrative Agent as a Hedging Agreement the obligations under which are to constitute Secured Hedging Obligations for purposes of the Loan Documents.

“Secured Parties” means, collectively, (a) the Lenders, (b) the Administrative Agent, (c) the Arrangers, (d) each Issuing Bank, (e) each provider of Cash Management Services under a Cash Management Agreement the obligations under which constitute Secured Cash Management Obligations, (f) each counterparty to any Hedging Agreement the obligations under which constitute Secured Hedging Obligations, (g) the beneficiaries of each indemnification obligation undertaken by any Loan Party under this Agreement or any other Loan Document and (h) the successors and assigns of each of the foregoing.

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“Securities Act” means the United States Securities Act of 1933.

“Security Documents” means the Collateral Agreement and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.03, 5.11 or 5.18 or the requirements of the Collateral and Guarantee Requirement to secure the Obligations.

“Senior Unsecured Notes” means the Company’s 5.000% Senior Notes due 2028 issued pursuant to the Existing Company Indenture.

“Series” has the meaning set forth in Section 2.21(b).

“Significant Acquisition” shall mean any Permitted Acquisition that is funded with Indebtedness of at least $200,000,000.

“Significant Domestic Subsidiary” means any Domestic Subsidiary that is a Significant Subsidiary.

“Significant Subsidiary” means (a) each Subsidiary (i) with total assets (including the value of Equity Interests of its subsidiaries), on any date of determination, equal to or greater than 5% of Total Assets of the Company and/or (ii) the gross revenues (net of payroll, taxes and benefits) of which, for the Test Period most recently ended, are equal to or greater than 5% of the consolidated gross revenues of the Company for the Test Period most recently ended, in each case calculated in accordance with GAAP, (b) each Subsidiary that owns any Equity Interests of any Subsidiary that would be deemed a Significant Subsidiary under clause (a)(i) or (a)(ii) above and (c) each Borrowing Subsidiary; provided that if at the end of or for any Test Period during the term of this Agreement, the combined aggregate amount of total assets as of the last day of any fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) or combined aggregate amount of gross revenues for the Test Period most recently ended of all Domestic Subsidiaries that are not Significant Subsidiaries shall have exceeded 10% of the Total Assets of the Company or 10% of the consolidated gross revenues of the Company for the Test Period most recently ended, then one or more of the Domestic Subsidiaries that are not Significant Subsidiaries shall be designated by the Company in writing to the Administrative Agent as a Significant Subsidiary until such excess has been eliminated (it being understood that no Subsidiary that is not wholly-owned or is otherwise an Excluded Subsidiary pursuant to the operation of clauses (b) or (c) of the definition thereof shall be designated a Significant Subsidiary pursuant to this proviso so long as there are other Subsidiaries that are not Significant Subsidiaries, are wholly-owned and are not otherwise Excluded Subsidiaries pursuant to the operation of clauses (b) or (c) of the definition thereof).

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Determination Date” has the meaning set forth in the definition of “Daily Simple SOFR”.

“SOFR Rate Day” has the meaning set forth in the definition of “Daily Simple SOFR”.

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“SONIA” means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website on the immediately succeeding Business Day; provided that if SONIA as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).

“SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time.

“Special Purpose Financing Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Subsidiary in connection with, any Specified Receivables Facility.

“Specified Initiatives” means any Investment, Permitted Acquisition, Disposition, operating improvement initiative, restructuring, cost savings initiative or other similar transaction or initiative entered into by the Company or any Subsidiary.

“Specified Permitted Acquisition Agreement Representations” means, with respect to any Permitted Acquisition or other acquisition or Investment permitted hereunder, such of the representations and warranties made by, or with respect to, the applicable entity to be acquired and its subsidiaries in the applicable acquisition or investment agreement as are material to the interests of the Lenders, but only to the extent that the Company (or its affiliates) have the right to terminate its (or their) obligations under such agreement or to decline to consummate such transaction as a result of a breach of any one or more of such representations and warranties in such agreement.

“Specified Receivables Facility” means any Receivables Facility that meets the following conditions: (a) the Company shall have determined in good faith that such Receivables Facility (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair, reasonable and beneficial to the Company; (b) all sales or other conveyances of Receivables Facility Assets by the Company or applicable Subsidiary to any Receivables Subsidiary are made for fair market value; (c) the financing terms, covenants, termination events and other provisions thereof shall be on market terms (as determined by the Company in good faith) and may include Standard Receivables Undertakings; and (d) the obligations under such Receivables Facility shall not be guaranteed by, or secured by assets of, the Company or any of its Subsidiaries, other than a Receivables Subsidiary (it being agreed that the foregoing shall not prohibit Standard Receivables Undertakings, or precautionary financing statements or similar filings, in respect of Receivables Facility Assets).

“Specified Representations” means the representations and warranties made in Sections 3.01 (as it relates solely to the Company and the Subsidiary Loan Parties), 3.02, 3.03(b) (as it relates solely to clause (a) of the definition of Requirements of Law), 3.08, 3.13, 3.15 (after giving effect to the last paragraph of Section 4.01), 3.16 and 3.17.

“Specified Transaction” means, with respect to any period, any Investment, Permitted Acquisition, Disposition, incurrence, assumption or repayment of Indebtedness (including the incurrence of Incremental Facilities), Restricted Payment, designation of a Subsidiary as an Unrestricted Subsidiary or of an Unrestricted Subsidiary as a Subsidiary or other event that by the terms of this Agreement

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requires “Pro Forma Compliance” with a test or covenant hereunder or requires such test or covenant to be calculated on a “Pro Forma Basis”.

“Specified Uses” means (a) Investments (including to acquire Non-Compliant Subsidiaries in a Permitted Acquisition) made in reliance on Section 6.04(w)(ii), (b) Restricted Payments made in reliance on Section 6.08(a)(vii) and (c) payments or other distributions made in reliance on Section 6.08(b)(vi).

“Standard Receivables Undertakings” means any Receivables Facility Guarantee and/or any representations, warranties, covenants and indemnities entered into by the Company or any Subsidiary which the Company has determined in good faith to be customary in a Receivables Facility, including, without limitation, those relating to the servicing of the assets of a Receivables Subsidiary.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Administrative Agent is subject with respect to the Adjusted EURIBOR Rate for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D) or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. Such reserve percentage shall include those imposed pursuant to Regulation D. Term Benchmark Loans for which the associated Benchmark is adjusted by reference to the Statutory Reserve Rate (per the related definition of such Benchmark) shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Sterling” or “£” means lawful currency of the United Kingdom.

“Subordinated Indebtedness” of any Person means any Indebtedness of such Person that is contractually subordinated in right of payment to any other Indebtedness of such Person.

“subsidiary” means, with respect to any Person (the “parent”) at any date, (a) any Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP and (b) any other Person (i) of which Equity Interests representing more than 50% of the equity value or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (ii) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of the Company; provided, however, that Unrestricted Subsidiaries shall be deemed not to be Subsidiaries for any purpose of this Agreement or the other Loan Documents.

“Subsidiary Designation” has the meaning set forth in Section 1.04(b).

“Subsidiary Loan Party” means each Borrowing Subsidiary and each Designated Subsidiary that is a party to the Collateral Agreement.

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“Supplemental Perfection Certificate” means a certificate substantially in the form of Exhibit G or any other form approved by the Administrative Agent.

“Supported QFC” has the meaning assigned to it in Section 9.21.

“Swap” means any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any Subsidiary Loan Party, any obligation to pay or perform under any Swap.

“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Revolving Lender at any time shall be such Revolving Lender’s Applicable Percentage of the aggregate Swingline Exposure at such time.

“Swingline Lender” means JPMorgan Chase Bank, N.A., in its capacity as lender of Swingline Loans hereunder.

“Swingline Loan” means a Loan made pursuant to Section 2.04.

“Syndication Agents” means Truist Bank and U.S. Bank National Association in their respective capacities as syndication agents for the credit facilities provided for herein.

“T2” means the real time gross settlement system operated by the Eurosystem, or any successor system.

“TARGET Day” means any day on which T2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term B Loan Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make a Term B Loan on the Refinancing Closing Date, expressed as an amount representing the maximum principal amount of the Term B Loan to be made by such Lender, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial aggregate amount of the Lenders’ Term B Loan Commitments on the Refinancing Closing Date is $575,000,000.

“Term B Lenders” means the Lenders of the Term B Loans.

“Term B Loan” means a Loan made pursuant to clause (a) of Section 2.01.

“Term B Maturity Date” means the date that is the earlier of (a) Scheduled Term Loan Maturity Date and (b) 91 days prior to the scheduled maturity date in respect of the Inside (Term Loan) Maturing Notes unless as of such 91st day, the aggregate principal amount of Inside (Term Loan) Maturing Notes is less than or equal to $50,000,000.

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“Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Term SOFR Rate or the Adjusted EURIBOR Rate.

“Term Commitment” means a Term B Loan Commitment or an Incremental Term Commitment of any Series.

“Term Lender” means a Lender with a Term Commitment or an outstanding Term Loan.

“Term Loan” means a Term B Loan or an Incremental Term Loan of any Series.

“Test Period” means each period of four consecutive fiscal quarters of the Company.

“Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate.

“Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in U.S. Dollars and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator; provided that if the Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in U.S. Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day.

“Total Assets” means, as of any date, the total assets of the Company and its Subsidiaries on a consolidated basis, as shown on the most recent consolidated balance sheet of the Company and its Subsidiaries, determined on a pro forma basis.

“Total Indebtedness” means, on any date, the aggregate principal amount of Indebtedness of the Company and the Subsidiaries outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP (but without giving effect to any election to value any Indebtedness at “fair value”, as described in Section 1.04(a), or any other accounting principle that results in the amount of any such Indebtedness (other than zero coupon Indebtedness) as reflected on such balance sheet to be below the stated principal amount of such Indebtedness); provided that Total Indebtedness shall exclude undrawn letters of credit.

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“Total Secured Indebtedness” means, as of any date, the aggregate amount of Total Indebtedness as of such date that is secured by a Lien on any property or assets of the Company and the Subsidiaries.

“Transaction Costs” means all fees, costs and expenses incurred or payable by the Company or any Subsidiary in connection with the Transactions to be consummated on the Refinancing Closing Date.

“Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party as of the Refinancing Closing Date, (b) the creation and perfection of the security interests provided for in the Security Documents, (c) the refinancing of the Existing Revolving Commitments and Existing Term Loans (the “Existing Indebtedness Refinancing”) and the payment of fees and expenses incurred in connection therewith and (d) the payment of the Transaction Costs.

“Transformative Acquisition” means any acquisition by the Company or any of its Subsidiaries of an unrelated third party that is either (a) not permitted by the terms of this Agreement or (b) if permitted by the terms of this Agreement immediately prior to the consummation of such acquisition, would not provide the Company and its Subsidiaries with adequate flexibility under this Agreement for the continuation and/or expansion of their combined operations following such consummation (as determined by the Company in good faith).

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Term SOFR Rate, the Adjusted EURIBOR Rate, the Alternate Base Rate or the Daily Simple RFR.

“UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unrestricted Cash” means unrestricted cash and Permitted Investments owned by the Company or any Subsidiary and not controlled by or subject to any Lien or other preferential arrangement in favor of any creditor (other than Liens created under the Loan Documents and Liens constituting Permitted Encumbrances of the type referred to in clause (g) or (h) of the definition of such term); provided, however, that the amount of Unrestricted Cash of any Foreign Subsidiary shall be determined by the Company in good faith after giving effect to any Taxes payable in connection with distributing cash and Permitted Investments of such Foreign Subsidiary to the Company or any other Loan Party (whether by dividend or repayment of loans or accounts receivable or otherwise).

“Unrestricted Subsidiary” means (a) any Subsidiary of the Company that is designated as an Unrestricted Subsidiary by the Company pursuant to Section 5.17 subsequent to the Refinancing Closing Date and (b) any subsidiary of an Unrestricted Subsidiary.

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“U.S. Dollar Equivalent” means, for any amount, at the time of determination thereof, (a) if such amount is expressed in dollars, such amount, (b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in dollars determined by using the rate of exchange for the purchase of dollars with the Alternative Currency last provided (either by publication or otherwise provided to the Administrative Agent) by Reuters on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of dollars with the Alternative Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion.

“U.S. Dollars”, “US$” or “$” refers to lawful money of the United States of America.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.18.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.17(f)(ii)(B)(3).

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“wholly-owned”, when used in reference to a subsidiary of any Person, means that all the Equity Interests in such subsidiary (other than directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under applicable law) are owned, beneficially and of record, by such Person, another wholly-owned subsidiary of such Person or any combination thereof.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a

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right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Term Benchmark Loan” or an “RFR Loan”) or by Class and Type (e.g., a “Term Benchmark Revolving Loan” or an “RFR Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Term Benchmark Borrowing” or an “RFR Borrowing”) or by Class and Type (e.g., a “Term Benchmark Revolving Borrowing” or an “RFR Revolving Borrowing”).

Section 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders, writs and decrees, of all Governmental Authorities. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document (including this Agreement and the other Loan Documents) shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, extended, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, amendment and restatements, extensions, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, consolidated, replaced, interpreted, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

Section 1.04. Accounting Terms; GAAP; Pro Forma Calculations. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature used herein shall be construed in accordance with GAAP as in effect from time to time; provided that (i) if the Company, by notice to the Administrative Agent, shall request an amendment to any provision hereof to eliminate the effect of any change occurring after the Refinancing Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent or the Required Lenders, by notice to the Company, shall request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and (ii) notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (A) any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards

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159, The Fair Value Option for Financial Assets and Financial Liabilities), or any successor thereto (including pursuant to the Accounting Standards Codification), to value any Indebtedness of the Company or any Subsidiary at “fair value”, as defined therein, (B) any treatment of Indebtedness relating to convertible or equity-linked securities under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) requiring the valuation of any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof and (C) unless otherwise elected by the Company by written notice to the Administrative Agent, any change to GAAP occurring after December 31, 2015, as a result of the adoption of any proposals set forth in the Proposed Accounting Standards Update, Leases (Topic 842), issued by the Financial Accounting Standards Board on May 16, 2013, or any other proposals issued by the Financial Accounting Standards Board in connection therewith, in each case if such change would require treating any lease (or similar arrangement conveying the right to use) as a capital lease (or a finance lease) where such lease (or similar arrangement) was not required to be so treated under GAAP as in effect on December 31, 2015. For purposes of the foregoing, any change by the Company in its accounting principles and standards to adopt International Financial Reporting Standards, regardless of whether required by applicable laws and regulations, will be deemed a change in GAAP.

(b)       For purposes of determining compliance with any test or covenant contained in this Agreement with respect to any period during which any Material Acquisition or Material Disposition occurs, any Indebtedness is incurred or repaid or during which any designation of any Subsidiary as an Unrestricted Subsidiary and any Unrestricted Subsidiary as a Subsidiary in accordance with the definition of “Unrestricted Subsidiary” occurs (a “Subsidiary Designation”), Consolidated EBITDA, the Net Leverage Ratio, the Net First Lien Leverage Ratio and the Net Secured Leverage Ratio shall be calculated with respect to such period on a Pro Forma Basis, giving effect to such Material Acquisition, Material Disposition, incurrence or repayment of Indebtedness or Subsidiary Designation.

Section 1.05. Currency Translation.

(a)       The Administrative Agent or the Issuing Banks, as applicable, shall determine the U.S. Dollar Equivalent amounts of Term Benchmark Borrowings or RFR Borrowings or Letter of Credit extensions denominated in Alternative Currencies. Such U.S. Dollar Equivalent shall become effective as of such Revaluation Date and shall be the U.S. Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Company hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Agreed Currency (other than U.S. Dollars) for purposes of the Loan Documents shall be such U.S. Dollar Equivalent amount as so determined by the Administrative Agent or applicable Issuing Bank, as applicable.

(b)       Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Term Benchmark Loan or an RFR Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in U.S. Dollars, but such Borrowing, Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the U.S. Dollar Equivalent of such amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or applicable Issuing Bank, as the case may be.

Section 1.06. Excluded Swap Obligations. Notwithstanding any provision of this Agreement or any other Loan Document, no Guarantee by any Subsidiary Loan Party under any Loan Document shall include a Guarantee of any Obligation that, as to such Subsidiary Loan Party, is an Excluded Swap Obligation and no Collateral provided by any Subsidiary Loan Party shall secure any

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Obligation that, as to such Subsidiary Loan Party, is an Excluded Swap Obligation. In the event that any payment is made by, or any collection is realized from, any Subsidiary Loan Party as to which any Obligations are Excluded Swap Obligations, or from any Collateral provided by such Subsidiary Loan Party, the proceeds thereof shall be applied to pay the Obligations of such Subsidiary Loan Party as otherwise provided herein without giving effect to such Excluded Swap Obligations and each reference in this Agreement or any other Loan Document to the ratable application of such amounts as among the Obligations or any specified portion of the Obligations that would otherwise include such Excluded Swap Obligations shall be deemed so to provide.

Section 1.07. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the U.S. Dollar Equivalent of the stated amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the U.S. Dollar Equivalent of the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time.

Section 1.08. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

Section 1.09. Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in U.S. Dollars or an Alternative Currency may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.14(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Company. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Company, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

Section 1.10. Limited Condition Transactions.

(a)       In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of determining compliance with any provision of this Agreement

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which requires that no Default or Event of Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, other than for purposes of the making of any Revolving Loan or Letter of Credit (other than under an Incremental Revolving Facility and to the extent not prohibited by the terms of the applicable Incremental Facility Amendment) such condition shall, at the option of the Company, be deemed satisfied, so long as no Default or Event of Default, as applicable, exists on (a) the date the definitive agreements for such Limited Condition Transaction are entered into or irrevocable notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness or Disqualified Equity Interests is given or (b) with respect to an acquisition to which the City Code applies (or similar law or practice in other jurisdictions), the date on which a “Rule 2.7 announcement” of a firm intent to make an offer or similar announcement or determination in another jurisdiction subject to laws similar to the City Code. For the avoidance of doubt, if the Company has exercised its option under the first sentence of this Section 1.10(a), and any Default or Event of Default, as applicable, occurs following the date the definitive agreements for the applicable Limited Condition Transaction were entered into or irrevocable notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness or Disqualified Equity Interests is given, or, with respect to an acquisition to which the City Code applies (or similar law or practice in other jurisdictions), the date on which a “Rule 2.7 announcement” of a firm intent to make an offer or similar announcement or determination in another jurisdiction subject to laws similar to the City Code, and prior to the consummation of such Limited Condition Transaction, any such Default or Event of Default, as applicable, shall be deemed to not have occurred or be continuing for purposes of determining whether any action being taken in connection with such Limited Condition Transaction is permitted hereunder.

In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of:

(A)       determining compliance with any provision of this Agreement which requires the calculation of the Net First Lien Leverage Ratio, Net Leverage Ratio, the Net Secured Leverage Ratio or Consolidated EBITDA (other than compliance with the financial covenant set forth in Section 6.12);

(B)       testing baskets set forth in this Agreement (including baskets measured as a percentage of Total Assets or Consolidated EBITDA); or

(C)       determining the accuracy of representations and warranties and/or whether a Default or Event of Default (or any subset of Defaults or Events of Default) has occurred, is continuing or would result from an action (other than for determining compliance with the conditions set forth in Section 4.02 with respect to any Revolving Borrowing);

in each case, at the option of the Company (the Company’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder, shall be deemed to be the date the definitive agreements for such Limited Condition Transaction are entered into or irrevocable notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness or Disqualified Equity Interests is given, or, with respect to an acquisition to which the City Code applies (or similar law or practice in other jurisdictions), the date on which a “Rule 2.7 announcement” of a firm intent to make an offer or similar announcement or determination in another jurisdiction subject to laws similar to the City Code, as applicable (the “LCT Test Date”), and if, after giving pro forma effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any incurrence or discharge of Indebtedness and the use of proceeds of such incurrence) as if they had occurred at the beginning of the most recent four consecutive fiscal quarters ending prior to the LCT Test

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Date for which consolidated financial statements of the Company are available, the Company could have taken such action on the relevant LCT Test Date in compliance with such ratio, basket or amount, such ratio, basket or amount shall be deemed to have been complied with. For the avoidance of doubt, if the Company has made an LCT Election and any of the ratios, baskets or amounts for which compliance was determined or tested as of the LCT Test Date are exceeded as a result of fluctuations in any such ratio, basket or amount, including due to fluctuations in Consolidated EBITDA or Total Assets of the Company or the Person subject to such Limited Condition Transaction or any applicable currency exchange rate, at or prior to the consummation of the relevant transaction or action, such baskets, ratios or amounts will not be deemed to have been exceeded as a result of such fluctuations. If the Company has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio, basket or amount with respect to (i) the incurrence of Indebtedness or Liens on or following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio, basket or amount shall be calculated on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence or discharge of Indebtedness and the use of proceeds thereof) have been consummated and (ii) the making of Restricted Payments, Dispositions, mergers, the conveyance, lease or other transfer of all or substantially all of the assets of the Company or the designation of an Unrestricted Subsidiary on or following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio, basket or amount shall be calculated (x) on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence or discharge of Indebtedness and the use of proceeds thereof) have been consummated and (y) without assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence or discharge of Indebtedness and the use of proceeds thereof) have been consummated.

(b)       Notwithstanding anything to the contrary herein, unless the Company otherwise elects, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or financial test (including any Net First Lien Leverage Ratio test, any Net Leverage Ratio test and/or any Net Secured Leverage Ratio test (any such amounts, the “Fixed Amounts”) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with a financial ratio or financial test (including any Net First Lien Leverage Ratio test, any Net Leverage Ratio test and/or any Net Secured Leverage Ratio test) (any such amounts, the “Incurrence-Based Amounts”) it is understood and agreed that (A) the incurrence of the Incurrence-Based Amount shall be calculated first without giving effect to any Fixed Amount but giving full pro forma effect to the use of proceeds of such Fixed Amount and the related transactions and (B) the incurrence of the Fixed Amount shall be calculated thereafter. Unless the Company elects otherwise, the Company shall be deemed to have used amounts under an Incurrence-Based Amount then available to the Company prior to utilization of any amount under a Fixed Amount then available to the Company.

(c)       For purposes of determining compliance with, and the outstanding principal amount of any particular Indebtedness incurred pursuant to and in compliance with, Section 6.01, (i) any other obligation of the obligor on such Indebtedness (or of any other Person who could have incurred such Indebtedness under Section 6.01) arising under any Guarantee, Lien or letter of credit, bankers’ acceptance or other similar instrument or obligation supporting such Indebtedness shall be disregarded to the extent that such Guarantee, Lien or letter of credit, bankers’ acceptance or other similar instrument or obligation secures the principal amount of such Indebtedness; (ii) in the event that Indebtedness incurred meets the criteria of more than one of the types of Indebtedness described in Section 6.01, the Company,

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in its sole discretion, shall classify such item of Indebtedness on the date of incurrence and may later reclassify such item of Indebtedness in any manner that complies with Section 6.01 and will be entitled to divide the amount and type of such Indebtedness among more than one of such clauses under Section 6.01; (iii) the amount of Indebtedness issued at a price that is less than the principal amount thereof shall be equal to the amount of the liability in respect thereof determined in accordance with GAAP; (iv) the principal amount of Indebtedness outstanding under any clause of Section 6.01 shall be determined after giving effect to the application of proceeds of any such Indebtedness to refinance any such other Indebtedness; (v) if any Indebtedness is incurred to refinance Indebtedness initially incurred (or, Indebtedness incurred to refinance Indebtedness initially incurred) in reliance on any provision of Section 6.01 measured by reference to a percentage of Consolidated EBITDA at the time of incurrence, and such refinancing would cause such percentage of Consolidated EBITDA to be exceeded if calculated based on the Consolidated EBITDA on the date of such refinancing, such percentage of Consolidated EBITDA shall not be deemed to be exceeded (and such refinancing Indebtedness shall be deemed permitted) so long as the principal amount of such refinancing Indebtedness does not exceed an amount equal to the principal amount of such Indebtedness being refinanced, plus the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses incurred or payable in connection with such refinancing; and (vi) if any Indebtedness is incurred to refinance Indebtedness initially incurred (or, Indebtedness incurred to refinance Indebtedness initially incurred) in reliance on any provision of Section 6.01 measured by a dollar amount, such dollar amount shall not be deemed to be exceeded (and such refinancing Indebtedness shall be deemed permitted) to the extent the principal amount of such newly incurred Indebtedness does not exceed the principal amount of such Indebtedness being refinanced, plus the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses incurred or payable in connection with such refinancing.

(d)       For purposes of determining compliance with any provision of Section 6.01 (or any Lien basket permitted hereunder) measured by a dollar amount or by reference to a percentage of Consolidated EBITDA, in each case, for the incurrence of Indebtedness or Liens securing Indebtedness denominated in a foreign currency, the dollar equivalent principal amount of such Indebtedness incurred pursuant thereto shall be calculated based on the relevant currency exchange rate in effect on the date that such Indebtedness was incurred, in the case of term Indebtedness, or first committed, in the case of revolving or deferred draw Indebtedness; provided that (i) the dollar equivalent principal amount of any such Indebtedness outstanding on the Refinancing Closing Date shall be calculated based on the relevant currency exchange rate in effect on the Refinancing Closing Date, (ii) if such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency (or in a different currency from such Indebtedness so being incurred), and such refinancing would cause the applicable provision of Section 6.01 (or the applicable Lien basket) measured by a dollar amount or by reference to a percentage of Consolidated EBITDA, as applicable, to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such provision of Section 6.01 (or permitted Lien basket) measured by a dollar amount or by reference to a percentage of Consolidated EBITDA, as applicable, shall be deemed not to have been exceeded so long as the principal amount of such Refinancing Indebtedness does not exceed (A) the outstanding or committed principal amount (whichever is higher) of such Indebtedness being refinanced plus (B) the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses incurred or payable in connection with such refinancing and (C) the dollar equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on, at the Company’s option, (A) the Refinancing Closing Date, (B) any date on which any of the respective commitments under this Agreement shall be reallocated between or among facilities or subfacilities hereunder, or on which such rate is otherwise calculated for any purpose hereunder, or (C) the date of such incurrence. The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate

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applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such refinancing.

(e)       It is understood and agreed that any Indebtedness, Lien, Investment, Disposition, Restricted Payment, payment in respect of Subordinated Indebtedness or Affiliate transaction need not be permitted solely by reference to one clause or subclause of Section 6.01, 6.02, 6.04, 6.05 or 6.08, respectively, but may instead be permitted in part under any combination of clauses or subclauses of such Section, all as classified or, to the extent such alternative classification would have been permitted at the time of the relevant action, reclassified by the Company in its sole discretion at any time and from time to time, and shall constitute a usage of any availability under such clause or subclause only to the extent so classified or reclassified thereto; provided that the credit facilities established hereunder may only be permitted under Section 6.01(a) and secured by Liens permitted pursuant to Section 6.02(a). In addition, for purposes of determining compliance at any time with Section 6.01, 6.04 or 6.08, the Company may, in its sole discretion, reclassify any Indebtedness or Investment , as applicable, that was previously incurred or made as having been incurred or made under any “ratio-based” basket set forth in such Section if such item (or such portion thereof) would, using the figures as of the end of or for the most recently ended Test Period, be permitted under the applicable “ratio-based” basket; provided that, in the case of Section 6.01, any such reclassification shall be subject to the limitations set forth in the proviso to the immediately preceding sentence.

ARTICLE II

The Credits

Section 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees (a) to make a Term B Loan denominated in U.S. Dollars to the Company on the Refinancing Closing Date in a principal amount not exceeding its Term B Loan Commitment and (b) to make Revolving Loans denominated in U.S. Dollars, in any Committed Alternative Currency or in any Designated Committed Alternative Currency to the Borrowers from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in (A) such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment or (B) the Aggregate Revolving Exposure exceeding the Aggregate Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans. Amounts repaid or prepaid in respect of Term Loans may not be reborrowed.

Section 2.02. Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class, Type (if applicable) and currency made by the Lenders ratably in accordance with their Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b)       Subject to Section 2.14, (i) each Term Loan Borrowing shall be comprised entirely of ABR Loans, Term Benchmark Loans or, subject to Section 2.14, RFR Loans, (ii) each Revolving Loan Borrowing denominated in U.S. Dollars shall be comprised entirely of ABR Loans, Term Benchmark Loans, or subject to Section 2.14, RFR Loans, (iii) each Revolving Loan Borrowing denominated in Sterling shall be comprised entirely of RFR Loans and (iv) each Revolving Loan Borrowing denominated in Euros shall be comprised entirely of Term Benchmark Loans, in each case as the applicable Borrower may request in accordance herewith. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Loan by causing any domestic or foreign branch or

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Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement.

(c)       A Term Benchmark Borrowing or RFR Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that a Term Benchmark Borrowing that results from a continuation of an outstanding Term Benchmark Borrowing may be in an aggregate amount that is equal to such outstanding Borrowing. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $250,000 and not less than $500,000; provided that an ABR Revolving Loan Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Aggregate Revolving Commitment or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(f). Each Swingline Loan shall be in U.S. Dollars and in an amount that is an integral multiple of $50,000 and not less than $250,000; provided that a Swingline Loan may be in an aggregate amount that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(f). Borrowings of more than one Type, Class and currency may be outstanding at the same time; provided that there shall not at any time be more than a total of 15 (or such greater number as may be agreed to by the Administrative Agent) Term Benchmark Borrowings and RFR Borrowings outstanding.

(d)       Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert to or continue, any Term Benchmark Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date applicable thereto.

Section 2.03. Requests for Borrowings. To request a Revolving Loan Borrowing or Term Loan Borrowing, the applicable Borrower shall notify the Administrative Agent of such request by telecopy or electronic mail to the Administrative Agent an executed written Borrowing Request (a) (i) in the case of a Term Benchmark Borrowing in U.S. Dollars, not later than 11:00 a.m., New York City time, three U.S. Government Securities Business Days before the date of the proposed Borrowing (or, in the case of any Term Benchmark Borrowing in U.S. Dollars to be made on the Refinancing Closing Date or the 2026 Amendment Effective Date, such shorter period of time as may be agreed to by the Administrative Agent and the Lenders) or (ii) if available pursuant to Section 2.14, in the case of an RFR Borrowing denominated in U.S. Dollars, not later than 11:00 a.m., New York City time, five U.S. Government Securities Business Days before the date of the proposed Borrowing, (b) in the case of a Term Benchmark Borrowing in Euros, not later than 11:00 a.m., New York City time, three Business Days before the proposed Borrowing (or, in the case of any Term Benchmark Borrowing in Euros to be made on the Refinancing Closing Date, such shorter period of time as may be agreed to by the Administrative Agent), (c) in the case of an RFR Borrowing denominated in Sterling, not later than 11:00 a.m., New York City time, five RFR Business Days before the date of the proposed Borrowing or (d) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the day of the proposed Borrowing. Each such Borrowing Request shall be irrevocable. Each such written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i)       the Borrower requesting such Borrowing;

(ii)       whether the requested Borrowing is to be a Term B Loan Borrowing, an Incremental Term Loan Borrowing of a particular Series or a Revolving Loan Borrowing;

(iii)       the currency and aggregate amount of such Borrowing;

(iv)       the date of such Borrowing, which shall be a Business Day;

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(v)       whether such Borrowing is to be an ABR Borrowing, a Term Benchmark Borrowing or an RFR Borrowing, if applicable;

(vi)       in the case of a Term Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(vii)       the Applicable Funding Account or, in the case of any Borrowing requested to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f), the identity of the Issuing Bank that made such LC Disbursement.

If no election as to the Type of Borrowing is specified, then, if the specified currency of such Borrowing is (a) U.S. Dollars, the requested Borrowing shall be an ABR Borrowing, (b) Euro, the requested Borrowing shall be a Term Benchmark Borrowing and (c) Sterling, the requested Borrowing shall be an RFR Borrowing. If no Interest Period is specified with respect to any requested Term Benchmark Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. If no currency is specified with respect to any requested Revolving Loan, the applicable Borrower shall be deemed to have specified U.S. Dollars. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

Section 2.04. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans denominated in U.S. Dollars to the Borrowers from time to time during the Revolving Availability Period in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding US$15,000,000 or (ii) the Aggregate Revolving Exposure exceeding the Aggregate Revolving Commitment; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Swingline Loans.

(b)       To request a Swingline Loan, the applicable Borrower shall submit a written notice to the Administrative Agent signed by such Borrower by telecopy or electronic mail not later not later than 12:00 p.m., New York City time, on the day of the proposed Swingline Loan. Each such notice shall be irrevocable. Each such written Borrowing Request shall specify the requested date (which shall be a Business Day) and the amount of the requested Swingline Loan and the Applicable Funding Account or, in the case of any Swingline Loan requested to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f), the identity of the Issuing Bank that has made such LC Disbursement. Promptly following the receipt of a Borrowing Request in accordance with this Section 2.04, the Administrative Agent shall advise the Swingline Lender of the details thereof. The Swingline Lender shall make each Swingline Loan available to the applicable Borrower by means of a wire transfer to the Applicable Funding Account or to the applicable Issuing Bank, as the case may be, by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

(c)       The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of the Swingline Loans in which the Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender hereby absolutely and unconditionally agrees to pay,

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upon receipt of notice as provided above, to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender acknowledges and agrees that, in making any Swingline Loan, the Swingline Lender shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of the applicable Borrower deemed made pursuant to Section 4.02, unless, at least one Business Day prior to the time such Swingline Loan was made, the Majority in Interest of the Revolving Lenders shall have notified the Swingline Lender (with a copy to the Administrative Agent) in writing that, as a result of one or more events or circumstances described in such notice, one or more of the conditions precedent set forth in Section 4.02(a) or 4.02(b) would not be satisfied if such Swingline Loan were then made (it being understood and agreed that, in the event the Swingline Lender shall have received any such notice, it shall have no obligation to make any Swingline Loan until and unless it shall be satisfied that the events and circumstances described in such notice shall have been cured or otherwise shall have ceased to exist). Each Revolving Lender further acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or any reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders under this paragraph), and the Administrative Agent shall promptly remit to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the applicable Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the applicable Borrower (or other Person on behalf of such Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted by the Swingline Lender to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, and thereafter to the applicable Borrower, if and to the extent such payment is required to be refunded to such Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not constitute a Loan and shall not relieve the applicable Borrower of its obligation to repay such Swingline Loan.

Section 2.05. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, each Borrower may request the issuance of Letters of Credit for its own account or, so long as the Company is a joint and several co-applicant with respect thereto, the account of any Subsidiary, denominated in U.S. Dollars, in any Committed Alternative Currency or in any Designated Committed Alternative Currency and in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during the Revolving Availability Period. The Company unconditionally and irrevocably agrees that, in connection with any Letter of Credit issued for the account of any Subsidiary as provided in the first sentence of this paragraph, it will be fully responsible for the reimbursement of LC Disbursements, the payment of interest thereon and the payment of fees due under Section 2.12(b) to the same extent as if it were the sole account party in respect of such Letter of Credit. Notwithstanding anything contained in any letter of credit application furnished to any Issuing Bank in connection with the issuance of any Letter of Credit, (i) all provisions of such letter of credit application purporting to grant liens in favor of the Issuing Bank to secure obligations in respect of such Letter of Credit shall be disregarded, it being agreed that such obligations shall be secured to the extent provided in this Agreement and in the Security Documents, (ii) in the event of any inconsistency

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between the terms and conditions of such letter of credit application and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall control and (iii) an Issuing Bank shall be under no obligation to issue any Letter of Credit if the issuance of such Letter of Credit would violate (x) any Requirement of Law or (y) such Issuing Bank’s internal policies. For the avoidance of doubt, the Existing Letters of Credit shall be deemed Letters of Credit outstanding under this Agreement immediately after giving effect to the 2026 Amendment Effective Date.

(b)       Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit or the amendment, renewal or extension of an outstanding Letter of Credit (other than an automatic renewal permitted pursuant to paragraph (c) of this Section 2.05), the applicable Borrower shall hand deliver or fax (or transmit by electronic communication, if arrangements for doing so have been approved by the recipient) to the applicable Issuing Bank and the Administrative Agent, reasonably in advance of the requested date of issuance, amendment, renewal or extension, a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the requested date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section 2.05), the amount (which, except in the case of the Existing Letters of Credit, shall be no less than (w) in the case of a Letter of Credit denominated in U.S. Dollars, US$5,000, (x) in the case of a Letter of Credit denominated in Sterling, £5,000, (y) in the case of a Letter of Credit denominated in Euros, €5,000 and (z) in the case of a Letter of Credit denominated in any Designated Committed Alternative Currency, the smallest amount of such currency that is an integral multiple of 5,000 units of such currency and that has a U.S. Dollar Equivalent in excess of US$5,000) and currency of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to enable the applicable Issuing Bank to prepare, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Bank, the applicable Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any such request. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon each issuance, amendment, renewal or extension of any Letter of Credit the applicable Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) the U.S. Dollar Equivalent of the LC Exposure will not exceed $60,000,000, (ii) the LC Exposure of any Issuing Bank shall not exceed the aggregate amount of its LC Commitment (unless such Issuing Bank otherwise agrees) and (iii) the Aggregate Revolving Exposure will not exceed the Aggregate Revolving Commitment. Each Issuing Bank agrees that it shall not permit any issuance, amendment, renewal or extension of a Letter of Credit to occur unless it shall have given to the Administrative Agent written notice thereof required under paragraph (l) of this Section 2.05. On the 2026 Amendment Effective Date, the Existing Letters of Credit shall be deemed Letters of Credit issued hereunder.

(c)       Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) (x) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) or (y) such later date as the applicable Issuing Bank may agree in its sole discretion and (ii) the date that is five Business Days prior to the Revolving Maturity Date; provided that any Letter of Credit may contain customary automatic renewal provisions agreed upon by the applicable Borrower and the applicable Issuing Bank pursuant to which the expiration date of such Letter of Credit shall automatically be extended for a period of up to 12 months (or such other period as the applicable Issuing Bank may agree in its sole discretion but not to a date later than the date set forth in clause (ii) above), subject to a right on the part of such Issuing Bank to prevent any such renewal from occurring by giving notice to the beneficiary in advance of any such renewal.

(d)       Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable

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Issuing Bank or any Lender, the Issuing Bank that is the issuer of such Letter of Credit hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Revolving Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the applicable Borrower on the date due as provided in paragraph (f) of this Section 2.05, or of any reimbursement payment required to be refunded to the applicable Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit, the occurrence and continuance of a Default or any reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender further acknowledges and agrees that, in issuing, amending, renewing or extending any Letter of Credit, the applicable Issuing Bank shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of the Borrowers deemed made pursuant to Section 4.02, unless, at least one Business Day prior to the time such Letter of Credit is issued, amended, renewed or extended (or, in the case of an automatic renewal permitted pursuant to paragraph (c) of this Section 2.05, at least one Business Day prior to the time by which the election not to extend must be made by the applicable Issuing Bank), the Majority in Interest of the Revolving Lenders shall have notified the applicable Issuing Bank (with a copy to the Administrative Agent) in writing that, as a result of one or more events or circumstances described in such notice, one or more of the conditions precedent set forth in Section 4.02(a) or 4.02(b) would not be satisfied if such Letter of Credit were then issued, amended, renewed or extended (it being understood and agreed that, in the event any Issuing Bank shall have received any such notice, no Issuing Bank shall have any obligation to issue, amend, renew or extend any Letter of Credit until and unless it shall be satisfied that the events and circumstances described in such notice shall have been cured or otherwise shall have ceased to exist).

(e)       Disbursements. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit and shall promptly notify the Administrative Agent and the applicable Borrower by telephone (confirmed by telecopy or electronic mail) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the applicable Borrower of its obligation to reimburse such LC Disbursement.

(f)       Reimbursements. If an Issuing Bank shall make an LC Disbursement in respect of a Letter of Credit, the applicable Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement in the same currency not later than 12:00 p.m., New York City time, on the Business Day immediately following the day that the applicable Borrower receives notice thereof from the Issuing Bank; provided that, if the amount of such LC Disbursement is US$250,000 (or the U.S. Dollar Equivalent of US$250,000) or more, the applicable Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.04 that such payment be financed with an ABR Revolving Loan Borrowing or a Swingline Loan in an amount equal to the U.S. Dollar Equivalent of the amount of such LC Disbursement and, to the extent so financed, the applicable Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Loan Borrowing or Swingline Loan. If any Borrower fails to reimburse any LC Disbursement by the time specified above, the Administrative Agent shall notify each Revolving Lender of such failure, the payment then due from such Borrower in respect of the applicable LC Disbursement and such Revolving Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent

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its Applicable Percentage of the amount then due from such Borrower in the applicable currency, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this paragraph), and the Administrative Agent shall promptly remit to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from a Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Revolving Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse an Issuing Bank for an LC Disbursement (other than the funding of an ABR Revolving Loan Borrowing or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the applicable Borrower of its obligation to reimburse such LC Disbursement.

(g)       Obligations Absolute. The obligation of each Borrower to reimburse LC Disbursements as provided in paragraph (f) of this Section 2.05 is absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision thereof or hereof, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of, or provide a right of setoff against, such Borrower’s obligations hereunder. None of the Administrative Agent, the Lenders, the Issuing Banks or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit, any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any other act, failure to act or other event or circumstance; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to any Borrower to the extent of any direct damages (as opposed to special, consequential or punitive damages, claims in respect of which are hereby waived by each Borrower to the extent permitted by applicable law) suffered by such Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an Issuing Bank (as determined by a court of competent jurisdiction in a final and nonappealable judgment), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(h)       Interim Interest. If an Issuing Bank shall make any LC Disbursement, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that such Borrower reimburses such LC Disbursement in full, at the rate per annum then applicable to ABR Revolving Loans; provided that if the

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applicable Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (f) of this Section 2.05, Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be paid to the Administrative Agent, for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (f) of this Section 2.05 to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment, and shall be payable on demand or, if no demand has been made, on the date on which such Borrower reimburses the applicable LC Disbursement in full.

(i)       Cash Collateralization. If any Event of Default under clause (a), (b), (h) or (i) of Article VII shall occur and be continuing, on the Business Day that the Borrowers receive notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, a Majority in Interest of the Revolving Lenders) demanding the deposit of cash collateral pursuant to this paragraph, each Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the portion of the LC Exposure attributable to each Letter of Credit issued for the account of such Borrower and outstanding on such date, plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in clause (h) or (i) of Article VII. Each Borrower also shall deposit cash collateral in accordance with this paragraph as and to the extent required by Section 2.11(b) or 2.20 and may elect to deposit cash collateral in accordance with this paragraph for purposes of Section 6.12. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrowers under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrowers’ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Notwithstanding the terms of any Security Document, moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Banks for LC Disbursements for which they have not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to (i) the consent of a Majority in Interest of the Revolving Lenders and (ii) in the case of any such application at a time when any Revolving Lender is a Defaulting Lender (but only if, after giving effect thereto, the remaining cash collateral shall be less than the aggregate LC Exposure of all the Defaulting Lenders), the consent of each Issuing Bank), be applied to satisfy other obligations of the Borrowers under this Agreement. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the applicable Borrower within three Business Days after all Events of Default have been cured or waived. If the Borrowers are required to provide an amount of cash collateral hereunder pursuant to Section 2.11(b), such amount (to the extent not applied as aforesaid) shall be returned to the applicable Borrower to the extent that, after giving effect to such return, the Aggregate Revolving Exposure would not exceed the Aggregate Revolving Commitment and no Default shall have occurred and be continuing. If the Borrowers are required to provide an amount of cash collateral hereunder pursuant to Section 2.20, such amount (to the extent not applied as aforesaid) shall be returned to the applicable Borrower as promptly as practicable to the extent that, after giving effect to such return, no Issuing Bank shall have any exposure in respect of any outstanding Letter of Credit and the Swingline Lender shall not have any exposure in respect of any Swingline Loans that are not collectively fully covered by the Revolving Commitments of the Non-Defaulting Lenders and/or the remaining cash collateral and no Default shall have occurred and be continuing.

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(j)       Designation of Additional Issuing Banks. The Company may, at any time and from time to time, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld), designate as additional Issuing Banks one or more Revolving Lenders that agree to serve in such capacity as provided below. The acceptance by a Revolving Lender of an appointment as an Issuing Bank hereunder shall be evidenced by an agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent, executed by the Company, the Administrative Agent and such designated Revolving Lender and, from and after the effective date of such agreement, (i) such Revolving Lender shall have all the rights and obligations of an Issuing Bank under this Agreement and (ii) references herein to the term “Issuing Bank” shall be deemed to include such Revolving Lender in its capacity as an issuer of Letters of Credit hereunder.

(k)       Termination of an Issuing Bank. The Company may terminate the appointment of any Issuing Bank as an “Issuing Bank” hereunder by providing a written notice thereof to such Issuing Bank, with a copy to the Administrative Agent. Any such termination shall become effective upon the earlier of (i) such Issuing Bank acknowledging receipt of such notice and (ii) the tenth Business Day following the date of the delivery thereof; provided that no such termination shall become effective until and unless the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (or its Affiliates) shall have been reduced to zero. At the time any such termination shall become effective, the Company shall pay all unpaid fees accrued for the account of the terminated Issuing Bank pursuant to Section 2.12(b). Notwithstanding the effectiveness of any such termination, the terminated Issuing Bank shall remain a party hereto and shall continue to have all the rights of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such termination, but shall not issue any additional Letters of Credit.

(l)       Issuing Bank Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall, in addition to its notification obligations set forth elsewhere in this Section 2.05, report in writing to the Administrative Agent (i) periodic activity (for such period or recurrent periods as shall be requested by the Administrative Agent) in respect of Letters of Credit issued by such Issuing Bank, including all issuances, extensions, amendments and renewals, all expirations and cancellations and all disbursements and reimbursements, (ii) reasonably prior to the time that such Issuing Bank issues, amends, renews or extends any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the stated amount of the Letters of Credit issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed), (iii) on each Business Day on which such Issuing Bank makes any LC Disbursement, the date, amount and currency of such LC Disbursement, (iv) on any Business Day on which any Borrower fails to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and the amount and currency of such LC Disbursement and (v) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank.

(m)       LC Exposure Determination. For all purposes of this Agreement, the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at the time of determination.

(n)       Additional Cash Collateralization Requirements. In the event and on each occasion that the U.S. Dollar Equivalent of the LC Exposure exceeds $60,000,000, the Borrowers shall deposit cash collateral in an account with the Administrative Agent in accordance with Section 2.05(i) in an aggregate amount equal to such excess.

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(o)       Replacement and Resignation of an Issuing Bank. An Issuing Bank may be replaced at any time by written agreement among the Company, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Company shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (x) the successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued by it thereafter and (y) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit or extend or otherwise amend any existing Letter of Credit. Subject to the appointment and acceptance of a successor Issuing Bank, any Issuing Bank may resign as an Issuing Bank at any time upon thirty days’ prior written notice to the Administrative Agent, the Company and the Lenders, in which case, such resigning Issuing Bank shall be replaced in accordance with this Section.

Section 2.06. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds in the applicable currency by 12:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the applicable Borrower by promptly remitting the amounts so received, in like funds, to the Applicable Funding Account or, in the case of ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f), to the Issuing Bank that has made such LC Disbursement.

(b)       Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section 2.06 and may, in reliance on such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a payment to be made by the applicable Borrower, the interest rate applicable to ABR Revolving Loans. If such Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Any payment by a Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(c)       On the 2026 Amendment Effective Date, all Existing Revolving Loans shall be deemed repaid and the portion thereof requested by the Company to be borrowed on the 2026 Amendment Effective Date shall be deemed reborrowed as Revolving Loans hereunder by the Company or any Borrowing Subsidiary, as the case may be, provided that each such reborrowed Revolving Loan

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shall be deemed made in the same currency as the relevant Existing Revolving Loan. Any Revolving Lenders that are not Existing Revolving Lenders (and any Existing Revolving Lenders with Revolving Commitments as of the 2026 Amendment Effective Date that are greater than their Existing Revolving Commitments) shall advance funds (in the relevant currency) to the Administrative Agent on the 2026 Amendment Effective Date as shall be required to repay the portion of the Revolving Loans of Existing Revolving Lenders such that each Revolving Lender’s share of outstanding Revolving Loans denominated on the 2026 Amendment Effective Date is equal to its Applicable Percentage.

Section 2.07. Interest Elections. (a) Each Revolving Loan Borrowing and Term Loan Borrowing initially shall be of the Type and, in the case of a Term Benchmark Borrowing Borrowing, shall have an initial Interest Period as specified in the applicable Borrowing Request or as otherwise provided in Section 2.03. Thereafter, the applicable Borrower may elect to convert such Borrowing to a Borrowing of a different Type or to continue such Borrowing and, in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.07. The applicable Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section 2.07 shall not apply to Swingline Borrowings, which may not be converted or continued.

(b)       To make an election pursuant to this Section 2.07, the applicable Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the applicable Borrower were requesting a Revolving Loan Borrowing of the Type resulting from such election to be made on the effective date of such election (it being understood and agreed that such an election may be made prior to the Refinancing Closing Date). Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly to the Administrative Agent with an executed written Interest Election Request. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i)       the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii)       the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)       whether the resulting Borrowing is to be an ABR Borrowing, a Term Benchmark Borrowing or an RFR Borrowing; and

(iv)       if the resulting Borrowing is to be a Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(c)       Promptly following receipt of an Interest Election Request in accordance with this Section 2.07, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of such Lender’s portion of each resulting Borrowing.

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(d)       If the applicable Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall (i) in the case of a Term Loan Borrowing, be continued as a Term Benchmark Borrowing for an additional Interest Period of one month, (ii) in the case of a Revolving Loan Borrowing denominated in U.S. Dollars, be converted to an ABR Borrowing and (iii) in the case of a Revolving Loan Borrowing denominated in Euros, be continued as a Borrowing of the same Type with an Interest Period of one month’s duration. Notwithstanding any contrary provision hereof, if an Event of Default under clause (h) or (i) of Article VII has occurred and is continuing with respect to the Company, or if any other Event of Default has occurred and is continuing and the Administrative Agent, at the request of a Majority in Interest of Lenders of any Class, has notified the Company of the election to give effect to this sentence on account of such other Event of Default, then, in each such case, so long as such Event of Default is continuing, (i) no outstanding Borrowing of such Class denominated in U.S. Dollars may be converted to or continued as a Term Benchmark Borrowing and (ii) unless repaid, each Term Benchmark of such Class denominated in U.S. Dollars shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.08. Termination and Reduction of Commitments. (a) Unless previously terminated, (i) the Term B Loan Commitments shall automatically terminate on the Refinancing Closing Date (upon funding of the Term B Loans) and (ii) the Revolving Commitments shall automatically terminate on the Revolving Maturity Date.

(b)       The Company may at any time terminate, or from time to time permanently reduce, the Commitments of any Class; provided that (i) each partial reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Company shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans or Swingline Loans in accordance with Section 2.11, the Aggregate Revolving Exposure would exceed the Aggregate Revolving Commitment.

(c)       The Company shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section 2.08 at least three Business Days prior to the effective date of such termination or reduction, specifying the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the applicable Class of the contents thereof. Each notice delivered by the Company pursuant to this Section 2.08 shall be irrevocable; provided that a notice of termination or reduction of the Revolving Commitments delivered under this paragraph may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

Section 2.09. Repayment of Loans; Evidence of Debt. (a) The Company hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term B Loan of such Lender as provided in Section 2.10 and (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Incremental Term Loan of such Lender on the Maturity Date applicable to such Incremental Term Loans. Each Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Maturity Date and the first date after such Swingline Loan is made that is

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the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each date that a Revolving Loan Borrowing is made, the Borrower thereof shall repay all Swingline Loans that were outstanding for its account on the date such Borrowing was requested.

(b)       The records maintained by the Administrative Agent and the Lenders shall be prima facie evidence of the existence and amounts of the obligations of the Borrowers in respect of Loans, LC Disbursements, interest and fees due or accrued hereunder; provided that the failure of the Administrative Agent or any Lender to maintain such records or any error therein shall not in any manner affect the obligation of the Borrowers to pay any amounts due hereunder in accordance with the terms of this Agreement.

(c)       Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or to such payee and its registered assigns).

Section 2.10. Amortization of Term Loans. (a) The Company shall repay Term B Loans on the last day of each March, June, September and December, beginning on the last day of the first full fiscal quarter to occur after the Refinancing Closing Date and ending with the last such day to occur prior to the Term B Maturity Date, in an aggregate principal amount for each such date equal to 0.25% of the aggregate principal amount of the Term B Loans outstanding on the Refinancing Closing Date (as such amount shall be adjusted pursuant to paragraph (c) of this Section 2.10).

The Company shall repay Incremental Term Loans of any Series in such amounts and on such date or dates as shall be specified therefor in the Incremental Facility Amendment establishing the Incremental Term Commitments of such Series (as such amount shall be adjusted pursuant to paragraph (c) of this Section 2.10 or pursuant to such Incremental Facility Amendment).

(b)       To the extent not previously paid, (i) all Term B Loans shall be due and payable on the Term B Maturity Date and (ii) all Incremental Term Loans of any Series shall be due and payable on the applicable Incremental Term Maturity Date.

(c)       Any prepayment of Term Loans of any Class after the Refinancing Closing Date shall be applied to reduce the subsequent scheduled repayments of the Term Loans of such Class to be made pursuant to Section 2.10 or 2.11 in direct order of maturity to the scheduled repayments; provided that any prepayment of Term Loans of any Class made pursuant to Section 2.11(a) after the Refinancing Closing Date shall be applied to reduce the subsequent scheduled repayments of Term Loans of such Class to be made pursuant to this Section 2.10 as directed by the Company. In the event that Term Loans of any Class are converted into a new Class of Term Loans pursuant to a Refinancing Facility Agreement effected pursuant to Section 2.22, then the subsequent scheduled repayments of the Term Loan Borrowings of such Class to be made pursuant to this Section 2.10 will not be reduced or otherwise affected by such transaction (except to the extent of additional amortization payments in agreed amounts on or after the original Maturity Date applicable to any such Term Loans and related reductions in the final scheduled payment at any new Maturity Date).

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(d)       Prior to any repayment of any Term Loans of any Class under this Section 2.10, the Company shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy or electronic mail) of such selection not later than 1:00 p.m., New York City time, three Business Days before the scheduled date of such repayment. Each repayment of a Term Loan shall be applied ratably to the Loans included in the repaid Term Loan Borrowing. Repayments of Term Loans shall be accompanied by accrued interest on the amounts repaid.

Section 2.11. Prepayment of Loans. (a) Each Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section 2.11.

(b)       In the event and on each occasion that the Aggregate Revolving Exposure exceeds the Aggregate Revolving Commitment, the Borrowers shall prepay Revolving Loan Borrowings or Swingline Loan Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent in accordance with Section 2.05(i)) in an aggregate amount equal to such excess.

(c)       In the event and on each occasion that any Net Proceeds are received by or on behalf of the Company or any Subsidiary in respect of any Prepayment Event, the Company shall, not later than the fifth Business Day following the day such Net Proceeds are received, prepay Term Loan Borrowings in an aggregate amount equal to (x) in the case of any Prepayment Event described in clause (a) or (b) of the definition thereof, the Prepayment Percentage and (y) in the case of any Prepayment Event described in clause (c) of the definition thereof, 100%, in each case of the amount of such Net Proceeds; provided that the Company may use a portion of such Net Proceeds to prepay or repurchase Other First Lien Secured Indebtedness to the extent any applicable credit agreement, indenture or other agreement governing such Other First Lien Secured Indebtedness so requires, in each case in an amount not to exceed the product of (x) the amount of such Net Proceeds and (y) a fraction, the numerator of which is the outstanding principal amount of such Other First Lien Secured Indebtedness and the denominator of which is the sum of the outstanding principal amount of such Other First Lien Secured Indebtedness and the outstanding principal amount of Term Loans (provided that, in the event that the Company or applicable Subsidiary makes an offer to the holders of such Other First Lien Secured Indebtedness to prepay or purchase such Other First Lien Secured Indebtedness in an amount permitted under this Section 2.11(c), to the extent that such offer is declined by holders of such Other First Lien Secured Indebtedness (the declined amount, the “Declined Amount”), the Company or applicable Subsidiary shall be required to prepay Term Loan Borrowings in an amount equal to such Declined Amount as if the Declined Amount were Net Proceeds received on the final date by which such declining holders were required to give notice of their Declined Amount); provided further that, in the case of any event described in clause (a) or (b) of the definition of the term “Prepayment Event”, if the Company shall, prior to the date of the required prepayment, deliver to the Administrative Agent a certificate of a Financial Officer of the Company to the effect that the Company intends to cause the Net Proceeds from such event (or a portion thereof specified in such certificate) to be applied within 540 days after receipt of such Net Proceeds to acquire assets to be used or useful in the business of the Company or the Subsidiaries, or to consummate any Permitted Acquisition (or any other acquisition of all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) any Person) or other Investment permitted hereunder, and certifying that no Event of Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds that have not been so applied by the end of such 540-day period (or within a period of 180 days thereafter if by the end of such initial 540-day period the Company or one or more Subsidiaries shall have entered into an agreement with a

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third party to acquire such assets, or to consummate such Permitted Acquisition or other Investment, with such Net Proceeds), at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied.

(d)       In the event that for any fiscal year of the Company (commencing with the fiscal year ending December 31, 2025), there shall be Excess Cash Flow, the Company shall, on the relevant Excess Cash Flow Application Date (as defined below), prepay Term Loan Borrowings in an aggregate amount equal to (i) the ECF Percentage of such Excess Cash Flow less (ii) the aggregate amount of optional prepayments on or prior to the Excess Cash Flow Application Date (and without duplication of amounts deducted in prior fiscal years) (1) of Loans made pursuant to Section 2.11(a) (except prepayments of Revolving Loans that are not accompanied by a corresponding permanent reduction of Revolving Commitments) and (2) of other Indebtedness that is secured by the Collateral on a pari passu basis with the Obligations (except in the case of revolving Indebtedness secured by the Collateral on a pari passu basis with the Obligations, prepayments of such revolving Indebtedness that are not accompanied by a corresponding permanent reduction of revolving commitments), in each case, other than to the extent that any such prepayment is funded with the proceeds of Long-Term Indebtedness; provided that the aggregate amount deducted pursuant to clause (ii) above with respect to Loans repurchased pursuant to Dutch auctions shall be the amount paid in respect of such Loans and (ii) no mandatory prepayment will be required under this clause (d) unless and until the aggregate amount of the prepayment for the applicable fiscal year exceeds $25,000,000 (and then only the aggregate amount of such prepayment in excess of such threshold will be required to be applied to prepay the Term Loans). The “Excess Cash Flow Application Date” for any such prepayment shall be a date no later than five Business Days after the earlier of (A) the date on which financial statements of the Company referred to in Section 5.01(a) for the fiscal year with respect to which such prepayment is made are required to be delivered to the Administrative Agent and (B) the date the financial statements referred to in clause (A) above are actually delivered.

(e)       Notwithstanding anything to the contrary in Section 2.11(c) or (d), to the extent that repatriating any or all of the Net Proceeds from any Disposition by a Foreign Subsidiary or any Excess Cash Flow attributable to any Foreign Subsidiary (i) would result in material adverse tax consequences to the Company or any of its Subsidiaries or (ii) is prohibited or delayed by applicable local law from being repatriated to the United States (in the case of the foregoing clauses (i) and (ii), as reasonably determined by the Company in good faith which determination shall be conclusive), the portion of such Net Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Term Loans, and such amounts may be retained by the applicable Foreign Subsidiary; provided that, in the case of clause (ii), the Company shall take commercially reasonable efforts to cause the applicable Foreign Subsidiary to take all actions reasonably required by the applicable local law to permit such repatriation, and if such repatriation of any of such affected Net Proceeds or Excess Cash Flow can be achieved, such Net Proceeds or Excess Cash Flow will be applied (whether or not repatriation actually occurs) in compliance with Section 2.11(c) or (d). With respect to any such Net Proceeds or any Excess Cash Flow attributable to any Foreign Subsidiary from any Disposition by a Foreign Subsidiary, the time periods for prepayment set forth in Section 2.11(c) or (d) shall not start until such time as such Net Proceeds or Excess Cash Flow may be repatriated without resulting in the impediments set forth in clauses (i) and (ii) of the immediately preceding sentence (whether or not such repatriation actually occurs).

(f)       Prior to any optional or mandatory prepayment of Borrowings under this Section 2.11, the Company shall, subject to the next sentence, specify the Borrowing or Borrowings to be prepaid in the notice of such prepayment delivered pursuant to paragraph (g) of this Section 2.11. In the event of any mandatory prepayment of Term Loans made at a time when Term Loans of more than one Class are outstanding, the Company shall select Term Loans to be prepaid so that the aggregate amount of

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such prepayment is allocated among the Term Loans pro rata based on the aggregate principal amounts of outstanding Borrowings of each such Class; provided that the amounts so allocable to Incremental Term Loans of any Series may be applied to other Term Loan Borrowings as provided in the applicable Incremental Facility Amendment. Notwithstanding the foregoing, any Term Lender may elect, by notice to the Administrative Agent by telephone (confirmed by telecopy or electronic mail) at least one Business Day (or such shorter period as may be established by the Administrative Agent) prior to the required prepayment date, to decline all or any portion of any prepayment of its Term Loans pursuant to this Section 2.11 (other than an optional prepayment pursuant to paragraph (a) of this Section 2.11, which may not be declined) (such declined amounts, the “Declined Proceeds”), in which case the aggregate amount of the payment that would have been applied to prepay Term Loans but was so declined shall be retained by the Company.

(g)       The Company shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy or electronic mail) of any optional prepayment and, to the extent practicable, any mandatory prepayment hereunder (i) in the case of prepayment of (1) a Term Benchmark Revolving Borrowing denominated in U.S. Dollars, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (2) an RFR Revolving Borrowing denominated in U.S. Dollars, not later than 11:00 a.m., New York City time, five Business Days before the date of prepayment, (ii) in the case of prepayment of a Term Benchmark Borrowing denominated in Euros, not later than 12:00 p.m., New York City time, three Business Days before the date of prepayment, (iii) in the case of prepayment of an RFR Revolving Borrowing denominated in Sterling, not later than 11:00 a.m., New York City time, five RFR Business Days before the date of prepayment, (iv) in the case of prepayment of an ABR Borrowing, not later than 1:00 p.m., New York City time, one Business Day (or two Business Days, in the case of a mandatory prepayment) before the date of prepayment or (v) in the case of prepayment of a Swingline Loan, not later than 1:00 p.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that (A) if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08 and (B) a notice of prepayment of Term Loans pursuant to paragraph (a) of this Section 2.11 may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice of prepayment may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the applicable Class of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type and currency as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

(h)       All (i) voluntary prepayments of Term B Loans pursuant to Section 2.11(a) effected on or prior to the date that is six months after the Refinancing Closing Date with the proceeds of a Repricing Transaction and (ii) Permitted Amendments, amendments, amendments and restatements or other modifications of this Agreement on or prior to the date that is six months after the Refinancing Closing Date constituting Repricing Transactions, shall in each case be accompanied by a fee payable to the Term B Lenders in an amount equal to 1.00% of the aggregate principal amount of the Term B Loans so prepaid, in the case of a transaction described in clause (i) of this paragraph, or 1.00% of the aggregate principal amount of Term B Loans affected by such amendment, amendment and restatement or other

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modification (including any such Loans assigned in connection with the replacement of a Term B Lender not consenting thereto), in the case of a transaction described in clause (ii) of this sentence. Such fee shall be paid by the Company to the Administrative Agent, for the account of the applicable Term B Lenders on the date of such prepayment, Permitted Amendment, amendment, amendment and restatement or other modification.

Section 2.12. Fees. (a) The Company agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at the Applicable Rate on the daily unused amount of the Revolving Commitment of such Lender during the period from and including the 2026 Amendment Effective Date to but excluding the date on which such Revolving Commitments terminate. Accrued commitment fees shall be payable in arrears on the 15th day following the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the 2026 Amendment Effective Date. All such commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

(b)       The Company agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Term Benchmark Loans on the daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the 2026 Amendment Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank a fronting fee of 0.125% per annum on the average daily amount of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the 2026 Amendment Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any such LC Exposure, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the 15th day following such last day, commencing on the first such date to occur after the 2026 Amendment Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c)       The Company agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Company and the Administrative Agent.

(d)       All fees payable hereunder shall be paid in U.S. Dollars on the dates due, in immediately available funds, to the Administrative Agent (or to an Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Revolving Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

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(e)       The Company agrees to pay upfront fees (i) in respect of the Term B Loans on the Refinancing Closing Date in an amount separately agreed between the Company and the Administrative Agent, which upfront fees will be paid to the Administrative Agent, for the account of the Term B Lenders, on the Refinancing Closing Date and (ii) in respect of the Revolving Commitments on the 2026 Amendment Effective Date in an amount separately agreed between the Company and the Administrative Agent, which upfront fees will be paid to the Administrative Agent, for the account of the Revolving Lenders, on the 2026 Amendment Effective Date.

Section 2.13. Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b)       The Loans comprising each Term Benchmark Borrowing shall bear interest in the case of a Term Benchmark Revolving Loan, at the Term SOFR Rate or the Adjusted EURIBOR Rate, as applicable, for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c)       Each RFR Loan shall bear interest at a rate per annum equal to the applicable Daily Simple RFR plus the Applicable Rate.

(d)       Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section 2.13 or (ii) in the case of any other amount, 2.00% per annum plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section 2.13.

(e)       Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of a Revolving Loan, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section 2.13 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of a Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. All interest shall be payable in the currency in which the applicable Loan is denominated.

(f)       Interest computed by reference to the Term SOFR Rate, Daily Simple SOFR and the EURIBOR Rate and the Alternate Base Rate hereunder shall be computed on the basis of a year of 360 days. Interest computed by reference to the Daily Simple RFR with respect to Sterling or the Alternate Base Rate only at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year). In each case interest shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. A determination of the applicable Alternate Base Rate, Term SOFR Rate, Daily Simple SOFR, Adjusted EURIBOR Rate, EURIBOR Rate or Daily Simple RFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

Section 2.14. Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d), (e) and (f) of this Section 2.14, if:

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(i)       the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Term SOFR Rate or the Adjusted EURIBOR Rate (including because the Relevant Screen Rate is not available or published on a current basis), for the applicable Agreed Currency and such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Daily Simple RFR for the applicable Agreed Currency; or

(ii)       the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Term SOFR Rate or the Adjusted EURIBOR Rate for the applicable Agreed Currency and such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the applicable Agreed Currency and such Interest Period or (B) at any time, the applicable Daily Simple RFR for the applicable Agreed Currency will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the applicable Agreed Currency;

then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Company delivers a new Interest Election Request in accordance with the terms of Section 2.07 or a new Borrowing Request in accordance with the terms of Section 2.03, (A) for Loans denominated in U.S. Dollars, (1) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Revolving Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for (x) an RFR Borrowing denominated in U.S. Dollars so long as the Daily Simple RFR for Dollar Borrowings is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Borrowing if the Daily Simple RFR for Dollar Borrowings also is the subject of Section 2.14(a)(i) or (ii) above and (2) any Borrowing Request that requests an RFR Borrowing shall instead be deemed to be a Borrowing Request, as applicable, for an ABR Borrowing and (B) for Loans denominated in an Alternative Currency, any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing or an RFR Borrowing, in each case, for the relevant Benchmark, shall be ineffective; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Company’s receipt of the notice from the Administrative Agent referred to in this Section 2.14(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Company delivers a new Interest Election Request in accordance with the terms of Section 2.07 or a new Borrowing Request in accordance with the terms of Section 2.03, (A) for Loans denominated in U.S. Dollars, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in U.S. Dollars so long as the Daily Simple RFR for Dollar Borrowings is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Loan if the Daily Simple RFR for Dollar Borrowings also is the subject of Section 2.14(a)(i) or (ii) above, on such day, and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan and (B) for Loans denominated in an Alternative Currency, (1) any Term Benchmark Loan shall, on the last day of the

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Interest Period applicable to such Loan bear interest at the Central Bank Rate for the applicable Alternative Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank for the applicable Alternative Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Alternative Currency shall, at the Company’s election prior to such day: (A) be prepaid by the Company on such day or (B) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan, such Term Benchmark Loan denominated in any Alternative Currency shall be deemed to be a Term Benchmark Loan denominated in U.S. Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in U.S. Dollars at such time and (2) any RFR Loan shall bear interest at the Central Bank Rate for the applicable Alternative Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Alternative Currency cannot be determined, any outstanding affected RFR Loans denominated in any Alternative Currency, at the Company’s election, shall either (A) be converted into ABR Loans denominated in U.S. Dollars (in an amount equal to the U.S. Dollar Equivalent of such Alternative Currency) immediately or (B) be prepaid in full immediately.

(b)       Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap shall be deemed not to be a “Loan Document” for purposes of this Section 2.14), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” with respect to U.S. Dollars for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark (including any related adjustments) for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” with respect to any Agreed Currency for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders of each Class.

(c)       Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(d)       The Administrative Agent will promptly notify the Company and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest

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error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14.

(e)       Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate or EURIBOR Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(f)       Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Company may revoke any request for a Term Benchmark Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, either (x) the Company will be deemed to have converted any request for (1) a Term Benchmark Borrowing denominated in U.S. Dollars into a request for a Borrowing of or conversion to (A) an RFR Borrowing denominated in U.S. Dollars so long as the Daily Simple RFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the Daily Simple RFR for Dollar Borrowings is the subject of a Benchmark Transition Event or (y) any Term Benchmark Borrowing or RFR Borrowing denominated in an Alternative Currency shall be ineffective. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Furthermore, if any Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement for such Agreed Currency is implemented pursuant to this Section 2.14, (A) for Loans denominated in U.S. Dollars (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in U.S. Dollars so long as the Daily Simple RFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Daily Simple RFR for Dollar Borrowings is the subject of a Benchmark Transition Event, on such day and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan and (B) for Loans denominated in an Alternative Currency, (1) any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan bear interest at the Central Bank Rate for the applicable Alternative Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Alternative Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Alternative Currency shall, at the Company’s election prior to such day: (3) be prepaid by the Company on such day or (4) solely for the purpose of calculating the interest rate applicable to such Term Benchmark Loan, such Term Benchmark Loan denominated in any Alternative Currency shall be deemed to be a Term Benchmark Loan denominated in U.S. Dollars and shall accrue interest at the same interest rate applicable to Term

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Benchmark Loans denominated in U.S. Dollars at such time and (2) any RFR Loan shall bear interest at the Central Bank Rate for the applicable Alternative Currency plus the CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Alternative Currency cannot be determined, any outstanding affected RFR Loans denominated in any Alternative Currency, at the Company’s election, shall either (A) be converted into ABR Loans denominated in U.S. Dollars (in an amount equal to the U.S. Dollar Equivalent of such Alternative Currency) immediately or (B) be prepaid in full immediately.

Section 2.15. Increased Costs. (a) If any Change in Law shall:

(i)       impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any such reserve requirement reflected in the Adjusted EURIBOR Rate) or any Issuing Bank;

(ii)       impose on any Lender or Issuing Bank or the applicable offshore interbank market for the applicable Agreed Currency any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or

(iii)       subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of the term “Excluded Taxes” and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender or other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, such Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, Issuing Bank or other Recipient hereunder (whether of principal, interest or any other amount) then, from time to time upon request of such Lender, Issuing Bank or other Recipient, the applicable Borrower will pay to such Lender, Issuing Bank or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, Issuing Bank or other Recipient, as the case may be, for such additional costs or expenses incurred or reduction suffered.

(b)       If any Lender or Issuing Bank determines that any Change in Law affecting such Lender or Issuing Bank or any lending office of such Lender or such Lender’s or Issuing Bank’s holding company, if any, regarding capital or liquidity requirements has had or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy or liquidity), then, from time to time upon request of such Lender or Issuing Bank, the applicable Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered.

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(c)       If the cost to any Lender or Issuing Bank of making or maintaining any Loan to, or issuing or participating in any Letter of Credit or Swingline Loan issued for the account of or made to, any Borrower is increased (or the amount of any sum received or receivable by any Lender (or its applicable lending office) is reduced) by an amount deemed in good faith by such Lender to be material by reason of the fact that such Borrower is organized or domiciled in a jurisdiction outside the United States of America, such Borrower shall indemnify such Lender for such increased cost or reduction.

(d)       A certificate of a Lender or Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.15 delivered to the Company shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(e)       Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section 2.15 shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that the applicable Borrower shall not be required to compensate a Lender or Issuing Bank pursuant to this Section 2.15 for any increased costs or expenses incurred or reductions suffered more than 180 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or expenses or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or expenses or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.16. Break Funding Payments.

(a)       With respect to Loans that are not RFR Loans, in the event of (i) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (ii) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert or continue any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto, (iv) the failure to prepay any Term Benchmark Loan on a date specified therefor in any notice of prepayment given by the applicable Borrower (whether or not such notice may be revoked in accordance with the terms hereof) or (v) the assignment of any Term Benchmark other than on the last day of the Interest Period applicable thereto as a result of a request by the applicable Borrower pursuant to Section 2.19 or 9.02(c), then, in any such event, the applicable Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. Such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Term SOFR Rate or Adjusted EURIBOR Rate that would have been applicable to such Loan (but not including the Applicable Rate applicable thereto), for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate such Lender would bid if it were to bid, at the commencement of such period, for deposits in the applicable currency of a comparable amount and period from other banks in the applicable interbank market. A certificate of any Lender delivered to the applicable Borrower and setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.16 shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 Business Days after receipt thereof.

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(b)       With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default or an optional or mandatory prepayment of Loans), (ii) the failure to borrow or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(b) and is revoked in accordance therewith), (iii) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the applicable Borrower pursuant to Section 2.19 or (iv) the failure by the applicable Borrower to make any payment of any Loan or drawing under any Letter of Credit (or interest due thereof) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency, then, in any such event, the applicable Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 2.17. Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)       Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent reimburse it for the payment of, any Other Taxes.

(c)       Evidence of Payment. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d)       Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the applicable Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e)       Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii)

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any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f)       Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to each Borrower and the Administrative Agent, at the time or times reasonably requested by such Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by such Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by such Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by such Borrower or the Administrative Agent as will enable such Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)       Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person:

(A)       any Lender that is a U.S. Person shall deliver to such Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;

(B)       any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable:

(1)       in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an

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exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)       executed originals of IRS Form W-8ECI;

(3)       in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit I-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or W-8BEN-E; or

(4)       to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-2 or Exhibit I-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-4 on behalf of each such direct and indirect partner;

(C)       any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)       if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Refinancing Closing Date.

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Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so.

(g)       Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h)       Defined Terms. For purposes of this Section 2.17, the term “Lender” shall include any Issuing Bank and the term “applicable law” shall include FATCA.

(i)       For purposes of determining withholding Taxes imposed under FATCA, from and after the Refinancing Closing Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 2.18. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) Except for payments required to be made hereunder in a Committed Alternative Currency or in a Designated Committed Alternative Currency in respect of principal of and interest on Revolving Loans denominated in such currency, or in an Alternative Currency as expressly provided in the following provisions of this Section 2.18, each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15 or 2.17, or otherwise) in U.S. Dollars prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without any setoff or counterclaim. All such payments in U.S. Dollars shall be made to the Administrative Agent at its designated office, except payments to be made directly to an Issuing Bank or the Swingline Lender shall be so made, payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. All payments to be made by such Borrower in an Alternative Currency shall be made in such Alternative Currency in such funds as may then be customary for the settlement of international transactions in such Alternative Currency for the account of the Administrative Agent not later than the Applicable Time and at such place as shall have been notified by the Administrative Agent to the applicable Borrower by not less than four Business Days’ notice. Any amounts received after the time required to be received hereunder on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. The Administrative Agent shall distribute any such payment received by it for the account of any other Person

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to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under any Loan Document of principal or interest in respect of any Loan denominated in an Alternative Currency or of any breakage indemnity under Section 2.16 in respect of any such Loan shall be made in the currency in which such Loan is denominated. All other payments required to be made by any Loan Party under any Loan Document shall be made in U.S. Dollars except that any amounts payable under Section 2.15, 2.16 or 9.03 (or any indemnification or expense reimbursement provision of any other Loan Document) that are invoiced in a currency other than U.S. Dollars shall be payable in the currency so invoiced.

(b)       If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

(c)       Except to the extent that this Agreement provides for payments to be disproportionately allocated to or retained by a particular Lender or group of Lenders (including in connection with the payment of interest or fees at different rates and the repayment of principal amounts of Term Loans at different times as a result of Refinancing Facility Agreements pursuant to Section 2.22), each Lender agrees that if it shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall notify the Administrative Agent of such fact and shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the aggregate amount of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amounts of principal of and accrued interest on their Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by a Borrower pursuant to and in accordance with the express terms of this Agreement (for the avoidance of doubt, as in effect from time to time), including the application of funds arising from the existence of a Defaulting Lender, or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements or Swingline Loans to any Person that is an Eligible Assignee (as such term is defined from time to time). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation. Notwithstanding the foregoing, to the extent prohibited by applicable law as described in the definition of “Excluded Swap Obligation,” no amounts received from, or set off with respect to, any Subsidiary Loan Party shall be applied to any Excluded Swap Obligations of such Subsidiary Loan Party.

(d)       Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders

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or Issuing Banks hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or Issuing Banks, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Lenders or Issuing Banks, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the applicable Overnight Rate.

(e)       If any Lender shall fail to make any payment required to be made by it hereunder to or for the account of the Administrative Agent, any Issuing Bank or the Swingline Lender, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations in respect of such payment until all such unsatisfied obligations have been discharged or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender pursuant to Sections 2.04(c), 2.05(d), 2.05(f), 2.06(a), 2.17(e), 2.18(d) and 9.03(c), in each case in such order as shall be determined by the Administrative Agent in its discretion.

Section 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if any Loan Party is required to pay any Indemnified Taxes or additional amounts to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall (at the request of the Company) use commercially reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates if, in the judgment of such Lender, such designation or assignment and delegation (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation.

(b)       If (i) any Lender requests compensation under Section 2.15, (ii) any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 or (iii) any Lender has become a Defaulting Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.15 or 2.17) and obligations under this Agreement and the other Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment and delegation); provided that (A) the Company shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, each Issuing Bank and the Swingline Lender), which consent shall not unreasonably be withheld, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and, if applicable, participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (including, if applicable, the prepayment fee pursuant to Section 2.11(h) (with such assignment being deemed to be an optional prepayment for purposes of determining the applicability of such Section 2.11(h))) (if applicable, in each case only to the extent such amounts relate to its interest as a Lender of a particular Class) from the assignee (in the case of such principal and accrued interest and fees (other than any fee payable pursuant to Section 2.11(h))) or the Company (in the case of all other amounts (including any fee payable pursuant to Section 2.11(h))), (C) in the case of any such assignment and delegation resulting from a

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claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments and (D) such assignment does not conflict with applicable law. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver or consent by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation have ceased to apply.

Section 2.20. Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i)       Waivers and Amendments. The Commitments, Term Loans and Revolving Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder or under any other Loan Document (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders affected thereby shall, except as otherwise provided in Section 9.02, require the consent of such Defaulting Lender in accordance with the terms hereof.

(ii)       Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 2.18(c) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank or the Swingline Lender hereunder; third, to cash collateralize the Issuing Banks’ Fronting Exposure with respect to such Defaulting Lender in accordance with the procedures set forth in Section 2.05(i); fourth, as the Company may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Company, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize the Issuing Banks’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with the procedures set forth in Section 2.05(i); sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, an Issuing Bank or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and

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unfunded participations in Letters of Credit and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to subparagraph (a)(iv) of this Section 2.20. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.20 shall be deemed paid to and redirected by such Defaulting Lender, and such Defaulting Lender irrevocably consents hereto.

(iii)       Certain Fees. (A) No Defaulting Lender shall be entitled to receive any commitment fee under Section 2.12(a) for any period during which that Lender is a Defaulting Lender (and the Company shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(B)       Each Defaulting Lender shall be entitled to receive participation fees under Section 2.12(b) in respect of its participations in Letters of Credit for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided cash collateral pursuant to Section 2.05(i).

(C)       With respect to any participation fee in respect of Letters of Credit not required to be paid to any Defaulting Lender pursuant to clause (B) above, the Company shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letters of Credit that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each Issuing Bank and the Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Bank’s or the Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.

(iv)       Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in LC Exposure and Swingline Exposure shall be reallocated among the Non-Defaulting Lenders in accordance with their Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(v)       Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure on account of such Defaulting Lender and (y) second, cash collateralize the Issuing Banks’ Fronting Exposure on account of such Defaulting Lender in accordance with the procedures set forth in Section 2.05(i).

(b)       Defaulting Lender Cure. If the Company, the Administrative Agent, the Swingline Lender and the Issuing Banks agree in writing that a Revolving Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include

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arrangements with respect to any cash collateral), that Revolving Lender will, to the extent applicable, purchase at par that portion of outstanding Revolving Loans of the other Revolving Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Revolving Lenders in accordance with the relative amounts of their Revolving Commitments (without giving effect to subparagraph (a)(iv) of this Section 2.20), whereupon such Revolving Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Company while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Revolving Lender’s having been a Defaulting Lender.

(c)       New Swingline Loans/Letters of Credit. So long as any Revolving Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and no Issuing Bank shall be required to issue, amend, extend, renew or increase any Letter of Credit, to the extent that the reallocation described in Section 2.20(a)(iv) cannot be effected and any resulting LC Exposure will not be fully covered by cash collateral provided by the Borrowers in accordance with Section 2.20(a)(v).

(d)       If (i) a Bankruptcy Event or a Bail-In Action with respect to a Revolving Lender Parent shall occur following the 2026 Amendment Effective Date and for so long as such event shall continue or (ii) the Swingline Lender or an Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan and such Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender or such Issuing Bank, as the case may be, shall have entered into arrangements with the Borrowers or such Lender, satisfactory to the Swingline Lender or such Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder.

Section 2.21. Incremental Facilities. (a) The Company may on one or more occasions after the Refinancing Closing Date, by written notice to the Administrative Agent, request (i) during the Revolving Availability Period, the establishment of Incremental Revolving Commitments and/or (ii) the establishment of Incremental Term Commitments (which may take the form of commitments in respect of customary term “B” loans or customary term “A” loans); provided that the aggregate amount of the Incremental Commitments established under this Section 2.21 on any date, together with the aggregate original principal amount of all Alternative Incremental Facility Indebtedness incurred under Section 6.01(l) on such date, shall not exceed an amount equal to the sum of the Base Incremental Amount as of such date, and the Maximum Incremental Amount in effect on such date. Each such notice shall specify (A) the date on which the Company proposes that the Incremental Revolving Commitments or the Incremental Term Commitments, as applicable, shall be effective, which shall be a date not less than 10 Business Days (or such shorter period as may be agreed to by the Administrative Agent) after the date on which such notice is delivered to the Administrative Agent, and (B) the amount of the Incremental Revolving Commitments or Incremental Term Commitments, as applicable, being requested (it being agreed that (x) any Lender approached to provide any Incremental Revolving Commitment or Incremental Term Commitment may elect or decline, in its sole discretion, to provide such Incremental Revolving Commitment or Incremental Term Commitment and (y) any Person that the Company proposes to become an Incremental Lender, (1) if such Person is not then a Lender, must be an Eligible Assignee and (2) in the case of an Incremental Revolving Commitment, must be reasonably satisfactory to the Administrative Agent, each Issuing Bank and the Swingline Lender).

(b)       The terms and conditions of any Incremental Revolving Commitment and Loans and other extensions of credit to be made thereunder shall be, except as otherwise set forth herein,

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identical to those of the Revolving Commitments and Loans and other extensions of credit made thereunder, and shall be treated as a single Class with such Revolving Commitments and Loans; provided that the upfront fees applicable to any Incremental Revolving Facility shall be as determined by the Company and the Incremental Revolving Lenders providing such Incremental Facility. The terms and conditions of any Incremental Term Facility and the Incremental Term Loans to be made thereunder shall be, except as otherwise set forth herein or in the applicable Incremental Facility Amendment, identical to those of the Term B Commitments and the related Term Loans; provided that terms that reflect current market terms and conditions at the time of the incurrence or issuance of such Incremental Term Facility (as determined by the Company in good faith) and covenants or other provisions applicable only to periods after the Latest Maturity Date at the time of incurrence of such Incremental Term Facility shall be deemed to be satisfactory to the Administrative Agent; provided further that:

(i)       the upfront fees, interest rates and amortization schedule applicable to any Incremental Term Facility and Incremental Term Loans shall be determined by the Company and the Incremental Term Lenders providing the relevant Incremental Term Commitments,

(ii)       customary term “A” loans may have a financial covenant,

(iii)       except in the case of an Incremental Term Facility effected as an increase to an existing Class of Term Loans and subject to the Permitted Earlier Maturity Indebtedness Exception, the weighted average life to maturity of any Incremental Term Loans shall be no shorter than the weighted average life to maturity of the Term Loans with the latest Maturity Date (calculated based on the weighted average life to maturity of such Term Loans as of the date of funding thereof (giving effect to any amendments thereto)),

(iv)       if the weighted average yield relating to any Incremental Term Loans that are customary term “B” loans incurred on or prior to the date that is six months after the Restatement Closing Date exceeds the weighted average yield relating to any Class of Term Loans immediately prior to the effectiveness of the applicable Incremental Facility Amendment by more than 0.50% (to be determined by the Administrative Agent consistent with generally accepted financial practices, after giving effect to margins, upfront or similar fees, or original issue discount, in each case shared with all lenders or holders thereof and applicable interest rate floors (but only to the extent that an increase in the interest rate floor applicable to such Class of Term Loans would result in an increase in an interest rate then in effect for such Class of Term Loans hereunder)), then the Applicable Rate relating to such Class of Term Loans shall be adjusted so that the weighted average yield relating to such Incremental Term Loans shall not exceed the weighted average yield relating to such Class of Term Loans by more than 0.50% (the “MFN Pricing Requirement”); provided that, with respect to any Series of Incremental Term Loans (the “Declining Series”), the benefit of this clause (iv) shall not apply with respect to the incurrence of other Incremental Term Loans if the applicable Incremental Facility Amendment in respect of the Declining Series so provides, and

(v)       subject to the Permitted Earlier Maturity Indebtedness Exception, no Incremental Term Maturity Date shall be earlier than the latest Maturity Date with respect to any Term Loan.

Any Incremental Term Commitments established pursuant to an Incremental Facility Amendment that have identical terms and conditions, and any Incremental Term Loans made thereunder, shall be designated as a separate series (each a “Series”) of Incremental Term Commitments and Incremental Term Loans for all purposes of this Agreement. Each Incremental Facility and all extensions of credit thereunder shall be secured by the Collateral on a pari passu basis with the Liens on the Collateral securing the other Loan Document Obligations.

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(c)       The Incremental Commitments and Incremental Facilities relating thereto shall be effected pursuant to one or more Incremental Facility Amendments executed and delivered by the Company, the Borrowing Subsidiaries (in the case of Incremental Revolving Facilities), each Incremental Lender providing such Incremental Commitments and the Administrative Agent; provided that no Incremental Commitments shall become effective unless (i) no Default or Event of Default (subject, in the case of any Incremental Acquisition Term Facility or Incremental Acquisition Revolving Facility, to Section 1.10) shall have occurred and be continuing on the date of effectiveness thereof, both immediately prior to and immediately after giving effect to such Incremental Commitments (and assuming that the full amount of such Incremental Commitments shall have been funded as Loans on such date), (ii) on the date of effectiveness thereof, the representations and warranties of each Loan Party set forth in the Loan Documents (or, in the case of any Incremental Acquisition Term Facility or Incremental Acquisition Revolving Facility, the Specified Representations and the Specified Permitted Acquisition Agreement Representations) shall be true and correct (A) in the case of such representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date, (iii) the Company shall make any payments required to be made pursuant to Section 2.16 in connection with such Incremental Commitments and the related transactions under this Section 2.21 and (iv) the Company shall have delivered to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other documents as shall reasonably be requested by the Administrative Agent in connection with any such transaction. Each Incremental Facility Amendment may, without the consent of any Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section 2.21.

(d)       Upon the effectiveness of an Incremental Commitment of any Incremental Lender, (i) such Incremental Lender shall be deemed to be a “Lender” (and a Lender in respect of Commitments and Loans of the applicable Class) hereunder, and henceforth shall be entitled to all the rights of, and benefits accruing to, Lenders (or Lenders in respect of Commitments and Loans of the applicable Class) hereunder and shall be bound by all agreements, acknowledgements and other obligations of Lenders (or Lenders in respect of Commitments and Loans of the applicable Class) hereunder and under the other Loan Documents, and (ii) in the case of any Incremental Revolving Commitment, (A) such Incremental Revolving Commitment shall constitute (or, in the event such Incremental Lender already has a Revolving Commitment, shall increase) the Revolving Commitment of such Incremental Lender and (B) the Aggregate Revolving Commitment shall be increased by the amount of such Incremental Revolving Commitment, in each case, subject to further increase or reduction from time to time as set forth in the definition of the term “Revolving Commitment”. For the avoidance of doubt, upon the effectiveness of any Incremental Revolving Commitment, the Revolving Exposure of the Incremental Revolving Lender holding such Commitment, and the Applicable Percentage of all the Revolving Lenders, shall automatically be adjusted to give effect thereto.

(e)       On the date of effectiveness of any Incremental Revolving Commitments, each Revolving Lender shall assign to each Incremental Revolving Lender holding such Incremental Revolving Commitment, and each such Incremental Revolving Lender shall purchase from each Revolving Lender, at the principal amount thereof (together with accrued interest), such interests in the Revolving Loans and participations in Letters of Credit outstanding on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans and participations in Letters of Credit will be held by all the Revolving Lenders (including such Incremental Revolving Lenders) ratably in accordance with their Applicable Percentages after giving effect to the effectiveness of such Incremental Revolving Commitment.

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(f)       Subject to the terms and conditions set forth herein and in the applicable Incremental Facility Amendment, each Lender holding an Incremental Term Commitment of any Series shall make a loan to the Company in an amount equal to such Incremental Term Commitment on the date specified in such Incremental Facility Amendment.

(g)       The Administrative Agent shall notify the Lenders promptly upon receipt by the Administrative Agent of any notice from the Company referred to in Section 2.21(a) and of the effectiveness of any Incremental Commitments, in each case advising the Lenders of the details thereof and, in the case of effectiveness of any Incremental Revolving Commitments, of the Applicable Percentages of the Revolving Lenders after giving effect thereto and of the assignments required to be made pursuant to Section 2.21(e).

Section 2.22. Refinancing Facilities. (a) The Company may, on one or more occasions after the Refinancing Closing Date, by prior written notice to the Administrative Agent, request the establishment hereunder of (i) a new Class of revolving commitments (the “Refinancing Revolving Commitments”) pursuant to which each Person providing such a commitment (a “Refinancing Revolving Lender”) will make revolving loans to the Borrowers (“Refinancing Revolving Loans”) and acquire participations in the Letters of Credit and (ii) one or more additional Classes of term loan commitments (the “Refinancing Term Loan Commitments”) pursuant to which each Person providing such a commitment (a “Refinancing Term Lender”) will make term loans to the Company (the “Refinancing Term Loans”); provided that (A) each Refinancing Revolving Lender and each Refinancing Term Loan Lender shall be an Eligible Assignee and, if not already a Lender, shall otherwise be reasonably acceptable to the Administrative Agent and (B) each Refinancing Revolving Lender shall be approved by each Issuing Bank and the Swingline Lender (such approvals not to be unreasonably withheld).

(b)       The Refinancing Commitments shall be effected pursuant to one or more Refinancing Facility Agreements executed and delivered by the Company, the Borrowing Subsidiaries, each Refinancing Lender providing such Refinancing Commitments, the Administrative Agent and, in the case of Refinancing Revolving Commitments, each Issuing Bank and the Swingline Lender; provided that no Refinancing Commitments shall become effective unless (i) no Event of Default shall have occurred and be continuing on the date of effectiveness thereof, (ii) on the date of effectiveness thereof, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that specifically relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date, (iii) the Company shall have delivered to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other documents as shall reasonably be requested by the Administrative Agent in connection with any such transaction, (iv) in the case of any Refinancing Revolving Commitments, substantially concurrently with the effectiveness thereof, all the Revolving Commitments then in effect shall be terminated, and all the Revolving Loans then outstanding, together with all interest thereon, and all other amounts accrued for the benefit of the Revolving Lenders, shall be repaid or paid (it being understood, however, that any Letters of Credit may continue to be outstanding hereunder), and the aggregate amount of such Refinancing Revolving Commitments does not exceed the aggregate amount of the Revolving Commitments so terminated, and (v) in the case of any Refinancing Term Loan Commitments, substantially concurrently with the effectiveness thereof, the Company shall obtain Refinancing Term Loans thereunder and shall repay or prepay then outstanding Term Loan Borrowings of one or more Classes in an aggregate principal amount equal to the aggregate amount of such Refinancing Term Loan Commitments (less the aggregate amount of accrued and unpaid interest with respect to such outstanding Term Loan Borrowings and any reasonable fees, premium and expenses relating to such refinancing). The Company shall determine the amount of such prepayments allocated to each Class of

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outstanding Term Loans, and any such prepayment of Term Loan Borrowings of any Class shall be applied to reduce the subsequent scheduled repayments of Term Loan Borrowings of such Class to be made pursuant to Section 2.10(a) as directed by the Company.

(c)       The Refinancing Facility Agreement shall set forth, with respect to the Refinancing Commitments established thereby and the Refinancing Loans and other extensions of credit to be made thereunder, to the extent applicable, the following terms thereof: (i) the designation of such Refinancing Commitments and Refinancing Loans as a new “Class” for all purposes hereof (provided that with the consent of the Administrative Agent, any Refinancing Commitments and Refinancing Loans may be treated as a single “Class” with any then-outstanding existing Commitments or Loans), (ii) the stated termination and maturity dates applicable to the Refinancing Commitments or Refinancing Loans of such Class, provided that (A) such stated termination and maturity dates shall not be earlier than the Revolving Maturity Date (in the case of Refinancing Revolving Commitments and Refinancing Revolving Loans) or the Maturity Date applicable to the Class of Term Loans so refinanced (in the case of Refinancing Term Loan Commitments and Refinancing Term Loans) and (B) any Refinancing Term Loans shall not have a weighted average life to maturity shorter than the Class of Term Loans so refinanced, (iii) in the case of any Refinancing Term Loans, any amortization applicable thereto and the effect thereon of any prepayment of such Refinancing Term Loans, (iv) the interest rate or rates applicable to the Refinancing Loans of such Class, (v) the fees applicable to the Refinancing Commitments or Refinancing Loans of such Class, (vi) in the case of any Refinancing Term Loans, any original issue discount applicable thereto, (vii) the initial Interest Period or Interest Periods applicable to Refinancing Loans of such Class, (viii) any voluntary or mandatory commitment reduction or prepayment requirements applicable to Refinancing Commitments or Refinancing Loans of such Class (which prepayment requirements, in the case of any Refinancing Term Loans, may provide that such Refinancing Term Loans may participate in any mandatory prepayment on a pro rata basis with any Class of existing Term Loans, but may not provide for prepayment requirements that are more favorable to the Lenders holding such Refinancing Term Loans than to the Lenders holding such Class of Term Loans) and any restrictions on the voluntary or mandatory reductions or prepayments of Refinancing Commitments or Refinancing Loans of such Class and (ix) any financial covenant with which the Company shall be required to comply (provided that if any Refinancing Term Loans have a financial covenant at any time prior to the Latest Maturity Date in effect hereunder at the time of incurrence of such Refinancing Term Loans, then any then-outstanding Term Loans and the Refinancing Term Loans shall vote together as a single class on all waivers, amendments or events of default related thereto). Except as contemplated by the preceding sentence, the terms of the Refinancing Revolving Commitments and Refinancing Revolving Loans and other extensions of credit thereunder shall be substantially the same as the Revolving Commitments and Revolving Loans and other extensions of credit thereunder, and the terms of the Refinancing Term Loan Commitments and Refinancing Term Loans shall be substantially the same as the terms of the existing Term Commitments and the existing Term Loans. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Facility Agreement. Each Refinancing Facility Agreement may, without the consent of any Lender other than the applicable Refinancing Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section 2.22, including any amendments necessary to treat the applicable Refinancing Commitments and Refinancing Loans as a new “Class” of loans and/or commitments hereunder.

Section 2.23. Loan Modification Offers. (a) The Company may on one or more occasions after the Refinancing Closing Date, by written notice to the Administrative Agent, make one or more offers (each, a “Loan Modification Offer”) to all (and not fewer than all) the Lenders of one or more Classes (each Class subject to such a Loan Modification Offer, an “Affected Class”) to make one or more Permitted Amendments pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Company. Such notice shall set forth (i) the terms and conditions of the

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requested Loan Modification Offer and (ii) the date on which such Loan Modification Offer is requested to become effective. Permitted Amendments shall become effective only with respect to the Loans and Commitments of the Lenders of the Affected Class that accept the applicable Loan Modification Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans and Commitments of such Affected Class as to which such Lender’s acceptance has been made. With respect to all Permitted Amendments consummated by the Company pursuant to this Section 2.23, (i) such Permitted Amendments shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.11 and (ii) any Loan Modification Offer, unless contemplating a Maturity Date already in effect hereunder pursuant to a previously consummated Permitted Amendment, must be in a minimum amount of $25,000,000 (or such lesser amount as may be approved by the Administrative Agent in its reasonable discretion); provided that the Company may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Permitted Amendment that a minimum amount (to be determined and specified in the relevant Loan Modification Offer in the Company’s sole discretion and which may be waived by the Company) of Commitments or Loans of any or all Affected Classes be extended.  If the aggregate principal amount of Commitments or Loans of any Affected Class in respect of which Lenders shall have accepted the relevant Loan Modification Offer shall exceed the maximum aggregate principal amount of Commitments or Loans of such Affected Class offered to be extended by the Company pursuant to such Loan Modification Offer, then the Commitments and Loans of such Lenders shall be extended ratably up to such maximum amount based on the relative principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Loan Modification Offer.

(b)       A Permitted Amendment shall be effected pursuant to a Loan Modification Agreement executed and delivered by the Company, each Accepting Lender and the Administrative Agent; provided that no Permitted Amendment shall become effective unless (i) no Event of Default shall have occurred and be continuing on the date of effectiveness thereof, (ii) on the date of effectiveness thereof, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that specifically relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date, (iii) the Company shall have delivered, or agreed to deliver by a date following the effectiveness of such Permitted Amendment reasonably acceptable to the Administrative Agent, to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other documents (including reaffirmation agreements, supplements and/or amendments to the Security Documents, in each case to the extent applicable) as shall reasonably be requested by the Administrative Agent in connection therewith and (iv) any applicable Minimum Extension Condition shall be satisfied (unless waived by the Company). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Loan Modification Agreement. Each Loan Modification Agreement may, without the consent of any Lender other than the applicable Accepting Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to give effect to the provisions of this Section 2.23, including any amendments necessary to treat the applicable Loans and/or Commitments of the Accepting Lenders as a new Class of loans and/or commitments hereunder (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into any such amendments); provided that (i) all Borrowings, all prepayments of Loans and all reductions of Commitments shall continue to be made on a ratable basis among all Lenders, based on the relative amounts of their Commitments (i.e., both extended and non-extended), until the repayment of the Loans attributable to the non-extended Commitments (and the termination of the non-extended Commitments) on the relevant Maturity Date, (ii) the allocation of the participation exposure with respect to any then-existing or subsequently issued or made Letter of Credit or Swingline Loan as between any Revolving Commitments of such new “Class” and the remaining Commitments shall be made on a ratable basis in

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accordance with the relative amounts thereof until the Maturity Date relating to the non-extended Revolving Commitments has occurred (it being understood, however, that no reallocation of such exposure to extended Revolving Commitments shall occur on such Maturity Date if (1) any Event of Default under clause (a), (b), (h) or (i) of Article VII exists at the time of such reallocation or (2) such reallocation would cause the Revolving Exposure of any Lender with a Revolving Commitment to exceed its Revolving Commitment), (iii) the Revolving Availability Period and the Revolving Maturity Date, as such terms are used with reference to Letters of Credit or Swingline Loans, may not be extended without the prior written consent of each Issuing Bank or the Swingline Lender, as applicable, and (iv) at no time shall there be more than three Classes of Revolving Commitments hereunder, unless otherwise agreed by the Administrative Agent. If the Aggregate Revolving Exposure exceeds the Aggregate Revolving Commitment as a result of the occurrence of the Revolving Maturity Date with respect to any Class of Revolving Commitments when an extended Class of Revolving Commitments remains outstanding, the Borrowers shall make such payments and provide such cash collateral as may be required by Section 2.11(b) to eliminate such excess on such Revolving Maturity Date (which payments and provision of cash collateral shall, for the avoidance of doubt, be deemed a payment in respect of principal of Loans); provided that, without derogation of the Borrowers’ obligations to make such payments and provide such cash collateral, if the Borrowers fail to make such payment (or any portion thereof) or provide such cash collateral (or any portion thereof), then until the earlier of (x) the date on which the Aggregate Revolving Exposure no longer exceeds the Aggregate Revolving Commitment or (y) the date the Borrowers provide sufficient cash collateral to eliminate such excess, Required Lenders shall be calculated to include the outstanding exposure of any non-extending Lenders. The Administrative Agent and the Lenders hereby acknowledge that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement are not intended to apply to the transactions effected pursuant to this Section 2.23. This Section 2.23 shall supersede any provisions in Section 2.18 or Section 9.02 to the contrary.

Section 2.24. Loan Purchases. (a) Subject to the terms and conditions set forth or referred to below, a Purchasing Borrower Party may from time to time, in its discretion, (i) purchase Term Loans of one or more Classes through open market purchase or (ii) conduct modified Dutch auctions to make Auction Purchase Offers, each such Auction Purchase Offer to be managed by an investment bank of recognized standing selected by the Company following consultation with the Administrative Agent (in such capacity, the “Auction Manager”) and to be conducted in accordance with the procedures, terms and conditions set forth in this Section 2.24 and the Auction Procedures, in each case, so long as the following conditions are satisfied (to the extent applicable):

(i)       no Event of Default shall have occurred and be continuing at the time of purchase of any Term Loans or on the date of the delivery of each Auction Notice;

(ii)       the assigning Lender and the Purchasing Borrower Party shall execute and deliver to the Administrative Agent an Assignment and Assumption;

(iii)       for the avoidance of doubt, the Lenders shall not be permitted to assign Revolving Commitments or Revolving Loans to any Purchasing Borrower Party;

(iv)       the maximum principal amount (calculated on the face amount thereof) of Term Loans that the Purchasing Borrower Party offers to purchase in any Auction Purchase Offer shall be no less than $10,000,000 (unless another amount is agreed to by the Administrative Agent in its reasonable discretion);

(v)       any Term Loans assigned to any Purchasing Borrower Party shall be automatically and permanently cancelled upon the effectiveness of such assignment and will

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thereafter no longer be outstanding for any purpose hereunder, and such Term Loans may not be resold (it being understood and agreed that any gains or losses by any Purchasing Borrower Party upon purchase or acquisition and cancellation of such Term Loans shall not be taken into account in the calculation of Excess Cash Flow, Consolidated Net Income and Consolidated EBITDA);

(vi)       no more than one Auction Purchase Offer with respect to any Class may be ongoing at any one time and no more than four Auction Purchase Offers (regardless of Class) may be made in any one year;

(vii)       at the time of each purchase of Term Loans through an Auction Purchase Offer, the Company shall have delivered to the Auction Manager an officer’s certificate of a Financial Officer of the Company certifying as to compliance with the preceding clause (i); and

(viii)       no Purchasing Borrower Party may use the proceeds, directly or indirectly, from Revolving Loans to purchase any Term Loans.

(b)       A Purchasing Borrower Party must terminate any Auction Purchase Offer if it fails to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of purchase of Term Loans pursuant to such Auction Purchase Offer. If a Purchasing Borrower Party commences any Auction Purchase Offer (and all relevant requirements set forth above which are required to be satisfied at the time of the commencement of such Auction Purchase Offer have in fact been satisfied), and if at such time of commencement the Purchasing Borrower Party reasonably believes that all required conditions set forth above which are required to be satisfied at the time of the consummation of such Auction Purchase Offer shall be satisfied, then the Purchasing Borrower Party shall have no liability to any Lender for any termination of such Auction Purchase Offer as a result of the failure to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of consummation of such Auction Purchase Offer, and any such failure shall not result in any Default or Event of Default hereunder. With respect to all purchases of Term Loans of any Class or Classes made by a Purchasing Borrower Party pursuant to this Section 2.24, (x) the Purchasing Borrower Party shall pay on the settlement date of each such purchase all accrued and unpaid interest (except to the extent otherwise set forth in the relevant offering documents), if any, on the purchased Term Loans of the applicable Class or Classes up to the settlement date of such purchase and (y) such purchases (and the payments made by the Purchasing Borrower Party and the cancellation of the purchased Loans) shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.11 or any other provision hereof.

(c)       The Administrative Agent and the Lenders hereby consent to the open market purchases the Auction Purchase Offers and the other transactions effected pursuant to and in accordance with the terms of this Section 2.24 (provided that no Lender shall have an obligation to participate in any such open market purchase or Auction Purchase Offer). For the avoidance of doubt, it is understood and agreed that the provisions of Section 2.18 will not apply to the purchases of Term Loans pursuant to and in accordance with the provisions of this Section 2.24. The Auction Manager acting in its capacity as such hereunder shall be entitled to the benefits of the provisions of Article VIII and Article IX to the same extent as if each reference therein to the “Administrative Agent” were a reference to the Auction Manager, and the Administrative Agent shall cooperate with the Auction Manager as reasonably requested by the Auction Manager in order to enable it to perform its responsibilities and duties in connection with each Auction Purchase Offer.

Section 2.25. Borrowing Subsidiaries. After the Refinancing Closing Date, the Company may designate, subject to the provisions of this paragraph, any wholly-owned Subsidiary as a Borrowing Subsidiary (provided that any Domestic Subsidiary so designated shall be a Designated

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Subsidiary) by delivery to the Administrative Agent of a Borrowing Subsidiary Agreement executed by such Subsidiary and the Company. Promptly following receipt of any Borrowing Subsidiary Agreement, the Administrative Agent shall make available to each Lender a copy thereof. Unless any Revolving Lender shall notify the Administrative Agent and the Company within 10 Business Days of the receipt of such notice (a) that it is unlawful for such Revolving Lender to extend credit to such Subsidiary or (b) that such Revolving Lender is prohibited by operational or administrative procedures from extending credit under this Agreement to Persons in the jurisdiction in which such Subsidiary is located, such Subsidiary shall for all purposes of this Agreement, upon satisfaction of the conditions set forth in Section 4.03, become a Borrowing Subsidiary and a party to this Agreement. If any Lender shall notify the Administrative Agent and the Company pursuant to the immediately preceding sentence that it is unable to extend credit under this Agreement to Persons in a particular jurisdiction, and if an amendment to this Agreement would enable it so to extend credit without violating applicable law and in compliance with its applicable procedures, then such Lender shall so advise the Company and the Administrative Agent and endeavor in good faith to agree with the Company and the Administrative Agent on an amendment to this Agreement that would permit it so to extend credit, and upon the effectiveness of such amendment, will withdraw the notice delivered by it pursuant to the second preceding sentence. The parties hereto agree that any amendment referred to in the immediately preceding sentence, if it does not adversely affect the rights or interests of the Lenders, shall become effective if it is agreed to in writing by such Lender, the Administrative Agent and the Company. Upon the execution by the Company and delivery to the Administrative Agent of a Borrowing Subsidiary Termination with respect to any Borrowing Subsidiary, such Subsidiary shall cease to be a Borrowing Subsidiary hereunder and a party to this Agreement; provided that no Borrowing Subsidiary Termination will become effective as to any Borrowing Subsidiary (other than to terminate such Borrowing Subsidiary’s right to make further Borrowings under this Agreement) at a time when any principal of or interest on any Loan to such Borrowing Subsidiary or any Letter of Credit issued for the account of such Borrowing Subsidiary shall be outstanding hereunder. Promptly following receipt of any Borrowing Subsidiary Termination, the Administrative Agent shall make available to each Revolving Lender a copy thereof.

ARTICLE III

Representations and Warranties

The Company and each Borrowing Subsidiary represents and warrants to the Lenders that:

Section 3.01. Organization; Powers. The Company and each Subsidiary (a) is duly organized, validly existing and, to the extent that such concept is applicable in the relevant jurisdiction, in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority, and the legal right, to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform its obligations under this Agreement and each other Loan Document and each other agreement or instrument contemplated thereby to which it is a party and to effect the Transactions and (c) except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and, to the extent that such concept is applicable in the relevant jurisdiction, is in good standing in, every jurisdiction where such qualification is required.

Section 3.02. Authorization; Enforceability. The Transactions to be entered into by each Loan Party have been duly authorized by all necessary corporate or other organizational action and, if required, action by the holders of such Loan Party’s Equity Interests. This Agreement has been (or, in the case of any Borrowing Subsidiary that becomes a party hereto after the Refinancing Closing Date, shall have been) duly executed and delivered by the Company and each Borrowing Subsidiary party

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hereto and constitutes (or, in the case of any Borrowing Subsidiary that becomes a party hereto after the Refinancing Closing Date, will constitute), and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Company, such Borrowing Subsidiary or such other Loan Party, as applicable, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any Requirement of Law applicable to the Company or any Subsidiary, except to the extent any such violations, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (c) will not violate or result (alone or with notice or lapse of time or both) in a default under any indenture or agreement governing Indebtedness, any material agreement or any other material instrument binding upon the Company or any Subsidiary or their respective assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by the Company or any Subsidiary or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation thereunder, except to the extent any such violations, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset now owned or hereafter acquired by the Company or any Subsidiary, except Liens created under the Loan Documents.

Section 3.04. Financial Condition; No Material Adverse Change. (a) The Company has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, comprehensive income, shareholders’ equity and cash flows as of and for the fiscal years ended December 31, 2021, December 31, 2022 and December 31, 2023, audited by and accompanied by the opinion of KPMG LLP, independent registered public accounting firm. Such financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries as of such date and for such period in accordance with GAAP.

(b)       The Company has heretofore furnished to the Lenders its consolidated balance sheet as of March 31, 2024, June 30, 2024 and September 29, 2024. Such consolidated balance sheets (i) have been prepared by the Company in good faith, based on assumptions believed by the Company to be reasonable and (ii) presents fairly, in all material respects, the financial position of the Company and its consolidated Subsidiaries as of such dates.

(c)       Since December 31, 2023, there has been no event or condition that has resulted, or would reasonably be expected to result, in a Material Adverse Effect.

Section 3.05. Properties. (a) The Company and each Subsidiary has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that would not reasonably be expected to materially interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

(b)       The Company and each Subsidiary owns, or is licensed to use, all Intellectual Property (as defined in the Collateral Agreement), including all patents, trademarks, tradenames, copyrights, licenses, technology, trade secrets, know-how, software, domain names and other intellectual property material to its business as currently conducted, and the use thereof by the Company or any Subsidiary does not infringe upon the rights of any other Person, except for any such infringements that,

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individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. No claim or litigation regarding any Intellectual Property owned or used by the Company or any Subsidiary is pending or, to the knowledge of the Company or any Subsidiary, threatened against the Company or any Subsidiary that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

Section 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority (including with respect to any Environmental Liability) pending against or, to the knowledge of the Company or any Subsidiary, threatened in writing against or affecting the Company or any Subsidiary that (i) would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) involve any of the Loan Documents or the Transactions.

(b)       Except as disclosed on Schedule 3.06 and except with respect to any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, none of the Company or any Subsidiary (i) has violated any Environmental Law or is subject to any Environmental Liability, (ii) has failed to obtain, maintain or comply with any Environmental Permit, (iii) has received notice of any claim alleging the Company or any Subsidiary is responsible for any Environmental Liability, (iv) knows of any basis for, or is subject to any judgment or consent order pertaining to, any Environmental Liability of the Company or any Subsidiary or (v) has contractually assumed any liability or obligation under or relating to Environmental Laws.

Section 3.07. Compliance with Laws and Agreements; No Default. The Company and each Subsidiary is in compliance with (i) all Requirements of Law and (ii) all indentures, agreements and other instruments binding upon it or its property, except, in each case, where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

Section 3.08. Investment Company Status. None of the Company or any Subsidiary is an “investment company” as defined in, or subject to regulation under, the Investment Company Act.

Section 3.09. Taxes. The Company and each Subsidiary (a) has timely filed or caused to be filed all Tax returns and reports required to have been filed by it, except to the extent the failure to do so would not reasonably be expected to result in a Material Adverse Effect and (b) has paid or caused to be paid all Taxes required to have been paid by it, except where (i)(x) the validity or amount thereof is being contested in good faith by appropriate proceedings and (y) the Company or such Subsidiary, as applicable, has set aside on its books adequate reserves with respect thereto, or (ii) the failure to do so would not reasonably be expected to result in a Material Adverse Effect.

Section 3.10. ERISA and Labor Matters. (a) No ERISA Events have occurred or are reasonably expected to occur that would, in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(b)       Except as, in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (i) there are no strikes, lockouts, work stoppages or similar labor disputes against the Company or any Subsidiary pending or, to the knowledge of the Company or any Subsidiary, threatened, (ii) hours worked by and payment made to employees of the Company and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters; and (iii) all payments due from the Company or any Subsidiary on account of

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employee health and welfare insurance have been paid or accrued as a liability on the books of the Company or relevant Subsidiary.

(c)       No Loan Party is, or is acting on behalf of, an entity deemed to hold “plan assets,” within the meaning of 29 C.F.R. § 2510.3-101, of an employee benefit plan (as defined in Section 3(3) of ERISA), which is subject to Title I of ERISA, or of any plan (within the meaning of and subject to Section 4975 of the Code), and neither the execution of this Agreement nor the making of Loans hereunder gives rise to a non-exempt Prohibited Transaction.

Section 3.11. Subsidiaries. Schedule 3.11 sets forth the name of, and the ownership interest of the Company and each Subsidiary in, each Subsidiary and each class of Equity Interest of each Subsidiary Loan Party and each direct Subsidiary thereof and identifies each Subsidiary that is a Subsidiary Loan Party or an Excluded Subsidiary, in each case as of the Refinancing Closing Date. The Equity Interests in each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and such Equity Interests are owned by the Company, directly or indirectly, free and clear of all Liens (other than Liens created under the Loan Documents and Liens permitted by Section 6.02). Except as set forth in Schedule 3.11, as of the Refinancing Closing Date, there is no existing option, warrant, call, right, commitment or other agreement to which any Subsidiary is a party requiring, and there are no Equity Interests in any Subsidiary outstanding that upon exercise, conversion or exchange would require, the issuance by any Subsidiary of any additional Equity Interests or other securities exercisable for, convertible into, exchangeable for or evidencing the right to subscribe for or purchase any Equity Interests in any Subsidiary.

Section 3.12. Insurance. Schedule 3.12 sets forth a description of all insurance maintained by or on behalf of the Company and the Subsidiaries as of the Refinancing Closing Date.

Section 3.13. Solvency. (a) Immediately after giving effect to the Transactions on the Refinancing Closing Date, (i) each of the Fair Value and the Present Fair Salable Value of the assets of the Company and the Subsidiaries taken as a whole exceed their Stated Liabilities and Identified Contingent Liabilities, (ii) the Company and the Subsidiaries taken as a whole Do not have Unreasonably Small Capital and (iii) the Company and the Subsidiaries taken as a whole can pay their Stated Liabilities and Identified Contingent Liabilities as they mature.

(b)       For purposes of Section 3.13(a), the following terms shall have the meanings specified:

“Fair Value” means the amount at which the assets (both tangible and intangible), in their entirety, of the Company and the Subsidiaries taken as a whole would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

“Present Fair Salable Value” means the amount that could be obtained by an independent willing seller from an independent willing buyer if the assets (both tangible and intangible) of the Company and the Subsidiaries taken as a whole are sold on a going concern basis with reasonable promptness in an arm’s-length transaction under present conditions for the sale of comparable business enterprises insofar as such conditions can be reasonably evaluated.

“Stated Liabilities” means the recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP) of the Company and the Subsidiaries taken as a whole, as of the Refinancing Closing Date after giving effect to the consummation of the Transactions (including the execution and delivery of this Agreement, the making of the Loans on the Refinancing Closing Date

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and the use of proceeds of such Loans on the Refinancing Closing Date), determined in accordance with GAAP consistently applied.

“Identified Contingent Liabilities” means the maximum estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of the Company and the Subsidiaries taken as a whole after giving effect to the Transactions (including the execution and delivery of this Agreement, the making of the Loans on the Refinancing Closing Date and the use of proceeds of such Loans on the Refinancing Closing Date) (including all fees and expenses related thereto but exclusive of such contingent liabilities to the extent reflected in Stated Liabilities), as identified and explained in terms of their nature and estimated magnitude by responsible officers of the Company.

“Can pay their Stated Liabilities and Identified Contingent Liabilities as they mature” means the Company and the Subsidiaries taken as a whole after giving effect to the Transactions (including the execution and delivery of this Agreement, the making of the Loans on the Refinancing Closing Date and the use of proceeds of such Loans on the Refinancing Closing Date) have sufficient assets and cash flow to pay their respective Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or (in the case of contingent liabilities) otherwise become payable.

“Do not have Unreasonably Small Capital” means the Company and the Subsidiaries taken as a whole after giving effect to the Transactions (including the execution and delivery of this Agreement, the making of the Loans on the Refinancing Closing Date and the use of proceeds of such Loans on the Refinancing Closing Date) have sufficient capital to ensure that it is a going concern.

Section 3.14. Disclosure. Neither the Lender Presentation nor any of the other reports, financial statements, certificates or other written information furnished on or prior to the Refinancing Closing Date by or on behalf of the Company or any Subsidiary to any Arranger, the Administrative Agent, any Issuing Bank or any Lender in connection with the negotiation of this Agreement or any other Loan Document, included herein or therein or furnished hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to forecasts and projected financial information, the Company and each Borrowing Subsidiary represent only that such information was prepared in good faith based upon assumptions believed by it to be reasonable at the time so furnished and, if such projected financial information was furnished prior to the Refinancing Closing Date, as of the Refinancing Closing Date (it being understood and agreed that any such projected financial information may vary from actual results and that such variations may be material).

Section 3.15. Collateral Matters. (a) The Collateral Agreement, upon execution and delivery thereof by the parties thereto, will create in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral (as defined therein) and (i) when the Collateral (as defined therein) constituting certificated securities (as defined in the Uniform Commercial Code) is delivered to the Administrative Agent, together with instruments of transfer duly endorsed in blank, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the pledgors thereunder in such Collateral, prior and superior in right to any other Person (other than Permitted Encumbrances that by operation of law or contract would have priority over the Obligations), and (ii) when financing statements in appropriate form are filed in the applicable filing offices, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the remaining Collateral (as defined therein) to the extent perfection can be obtained by filing Uniform

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Commercial Code financing statements, prior and superior to the rights of any other Person (other than Liens permitted under Section 6.02).

(b)       [Reserved].

(c)       Upon the recordation of the Collateral Agreement (or a short-form security agreement in form and substance reasonably satisfactory to the Company and the Administrative Agent) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and the filing of the financing statements referred to in paragraph (a) of this Section 3.15, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the Intellectual Property in which a security interest may be perfected by filing or recording in the United States of America, in each case prior and superior in right to any other Person, other than Liens permitted under Section 6.02 (it being understood and agreed that subsequent recordings in the United States Patent and Trademark Office or the United States Copyright Office may be necessary to perfect a security interest in such Intellectual Property acquired or developed by the Loan Parties after the Closing Date).

(d)       Each Security Document, upon execution and delivery thereof by the parties thereto and the making of the filings and taking of the other actions provided for therein, will be effective under applicable law to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral subject thereto, and will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the Collateral subject thereto, prior and superior to the rights of any other Person, except for rights secured by Liens permitted under Section 6.02.

Section 3.16. Federal Reserve Regulations. None of the Company or any Subsidiary is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors), or extending credit for the purpose of purchasing or carrying margin stock. No part of the proceeds of the Loans or Letters of Credit will be used, directly or indirectly, for any purpose that entails a violation (including on the part of any Lender) of any of the regulations of the Board of Governors, including Regulations U and X. Not more than 25% of the value of the assets subject to any restrictions on the sale, pledge or other disposition of assets under this Agreement, any other Loan Document or any other agreement to which any Lender or Affiliate of a Lender is party will at any time be represented by margin stock (within the meaning of Regulation U of the Board of Governors).

Section 3.17. Anti-Corruption Laws and Sanctions. The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and their respective officers and directors and, to the knowledge of the Company, its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Company, any Subsidiary, or, to the knowledge of the Company or such Subsidiary any of their respective directors, officers, agents or employees or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. The Borrowers will not directly or indirectly use of proceeds of the Loans or otherwise make available such proceeds to any Person in violation of Anti-Corruption Laws or applicable Sanctions.

Section 3.18. Affected Financial Institutions. No Loan Party is an Affected Financial Institution.

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ARTICLE IV

Conditions

Section 4.01. Refinancing Closing Date. The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder on the Refinancing Closing Date shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a)       The Administrative Agent shall have received from the Company, each other Loan Party, the Lenders party thereto and the Administrative Agent either (i) a counterpart of the Refinancing Facility Amendment signed on behalf of such party (which, subject to  Section 9.06(b), may include any Electronic Signatures transmitted by telecopy, e-mailed pdf. or any other electronic means that reproduces an image of an actual executed signature page) or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that such party has signed a counterpart of the Refinancing Facility Amendment.

(b)       (i) The Administrative Agent shall have received, at least five Business Days prior to the Refinancing Closing Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, in each case requested at least ten Business Days prior to the Refinancing Closing Date and (ii) to the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Refinancing Closing Date, any Lender that has requested, in a written notice to such Borrower at least 10 days prior to the Refinancing Closing Date, a Beneficial Ownership Certification in relation to such Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to the Refinancing Facility Amendment, the condition set forth in this clause (ii) shall be deemed to be satisfied).

(c)       The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the Refinancing Closing Date) of (i) Cravath, Swaine & Moore LLP, special New York counsel for the Company, (ii) Barnes & Thornburg LLP, special Michigan counsel for the Company, and (iii) Kutak Rock LLP, special Nebraska counsel for the Company, in each case substantially in the form agreed by the Administrative Agent.

(d)       The Administrative Agent shall have received certificates relating to the organization, existence and good standing of each Loan Party (including the Company), the authorization of the Transactions and other legal matters relating to the Loan Parties (other than the Company), the Loan Documents or the Transactions, substantially in the form attached hereto as Exhibit K.

(e)       The Administrative Agent shall have received a certificate, dated the Refinancing Closing Date and signed by the chief executive officer or the chief financial officer of the Company, confirming compliance with the conditions set forth in each of paragraphs (i), (l), (m) and (o) of this Section 4.01.

(f)       The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Refinancing Closing Date, including, to the extent invoiced at least two Business Days prior to the Refinancing Closing Date, payment or reimbursement of all fees and expenses (including the reasonable and documented fees, charges and disbursements of counsel) required to be paid or reimbursed by any Loan Party under any Loan Document.

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(g)       The Collateral and Guarantee Requirement shall have been satisfied (subject to the penultimate sentence of this Section 4.01). The Administrative Agent shall have received customary lien search results, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the applicable jurisdictions and copies of the financing statements (or similar documents) disclosed by such searches.

(h)       The Administrative Agent shall have received evidence that the insurance required by Section 5.07 is in effect, together with endorsements naming the Administrative Agent, for the benefit of the Secured Parties, as additional insured or loss payee thereunder to the extent required under Section 5.07; provided that if the condition set forth in this Section 4.01(h) is not satisfied as of the Refinancing Closing Date, then it will not be a condition precedent to the obligations of the Lenders and Issuing Banks hereunder on the Refinancing Closing Date, but shall be required to be satisfied no later than sixty days after the Refinancing Closing Date (or such later date as the Administrative Agent may agree in its sole discretion).

(i)       Prior to or substantially contemporaneously with the initial funding of Loans on the Refinancing Closing Date, all loans under the Existing Credit Agreement (including all accrued interest and fees in respect thereof) shall be paid in full.

(j)       The Administrative Agent shall have received a certificate in the form attached hereto as Exhibit H, dated the Refinancing Closing Date and signed by the chief financial officer of the Company, as to the solvency of the Company and the Subsidiaries on a consolidated basis after giving effect to the Transactions.

(k)       [Reserved].

(l)       The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date.

(m)       Since December 31, 2023, there shall not have been any occurrence, event, change, effect or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(n)       The Administrative Agent shall have received the pro forma consolidated balance sheet referenced in Section 3.04(b).

(o)       No Default or Event of Default shall have occurred and be continuing on the Refinancing Closing Date, both immediately prior to and immediately after giving effect to the Incremental Commitments incurred pursuant to the Refinancing Facility Agreement (and assuming that the full amount of such Incremental Commitments shall have been funded as Loans on such date).

The Administrative Agent shall promptly notify the Lenders of the Refinancing Closing Date, and such notice shall be conclusive and binding.

Section 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (other than any conversion or continuation of any Loan), and of each

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Issuing Bank to issue, amend to increase the amount thereof, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

(a)       With respect to any Borrowing or the issuance, amendment to increase the amount thereof, renewal or extension of any Letter of Credit, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date.

(b)       With respect to any Borrowing or the issuance, amendment to increase the amount thereof, renewal or extension of any Letter of Credit, at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

On the date of any Borrowing (other than any conversion or continuation of any Loan) or the issuance, amendment to increase the amount thereof, renewal or extension of any Letter of Credit, the Company and each Borrowing Subsidiary shall be deemed to have represented and warranted that the conditions specified in paragraphs (a) and (b) of this Section 4.02 have been satisfied.

Section 4.03. Credit Extensions to Borrowing Subsidiaries. The obligation of each Lender to make a Loan on the occasion of any Borrowing (other than any conversion or continuation of any Loan), and of each Issuing Bank to issue, amend to increase the amount thereof, renew or extend any Letter of Credit, in each case for the account of a Borrowing Subsidiary is subject to the satisfaction of the additional following conditions:

(a)       The Administrative Agent shall have received from each such Borrowing Subsidiary and the Company either (i) a counterpart of a Borrowing Subsidiary Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that such party has signed a counterpart of a Borrowing Subsidiary Agreement.

(b)       The Administrative Agent shall have received a customary written opinion of local counsel for such Borrowing Subsidiary dated the date of the applicable Borrowing Subsidiary Agreement, addressed to the Administrative Agent, the Lenders and the Issuing Banks and reasonably satisfactory to the Administrative Agent.

(c)       The Administrative Agent shall have received such customary documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of such Borrowing Subsidiary, the authorization by it of the transactions to which it will be party hereunder and any other legal matters relating to such Borrowing Subsidiary, the Loan Documents or such transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d)       The Administrative Agent shall have received a certificate, dated the date of the applicable Borrowing Subsidiary Agreement and signed by a Financial Officer of the Company, confirming satisfaction of the conditions set forth in Sections 4.02(a) and 4.02(b) (in each case, deeming

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all references therein to the date of a Borrowing to refer to the date of such Borrowing Subsidiary Agreement).

(e)       The Administrative Agent shall have received an acknowledgment and confirmation by the Company and the Subsidiary Loan Parties of their guarantees in respect of the Obligations.

(f)       (i) The Administrative Agent shall have received, at least five Business Days prior to the effectiveness of any Borrowing Subsidiary Agreement, all documentation and other information with respect to the applicable Borrowing Subsidiary required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act, and any documentation and other information required by each Lender’s internal “know your customer” policies to the extent requested at least seven Business Days prior to the effectiveness of any Borrowing Subsidiary Agreement (ii) to the extent any Borrower Subsidiary qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Refinancing Closing Date, any Lender that has requested, in a written notice to such Borrower Subsidiary at least 10 days prior to the Refinancing Closing Date, a Beneficial Ownership Certification in relation to such Borrower Subsidiary shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to the Refinancing Facility Amendment, the condition set forth in this clause (ii) shall be deemed to be satisfied).

(g)       With respect to any Borrowing Subsidiary that is a Domestic Subsidiary, such Subsidiary shall have satisfied the Collateral and Guarantee Requirement.

(h)       The Administrative Agent shall have received such other documents or information with respect to such Borrowing Subsidiary as the Administrative Agent may reasonably request.

(i)       No less than 10 Business Days shall have passed since the delivery of the applicable Borrowing Subsidiary Agreement.

Section 4.04. Conditions to the 2026 Amendment Effective Date. The obligations of the Lenders to make Revolving Loans and of the Issuing Banks to issue Letters of Credit hereunder from and after the 2026 Amendment Effective Date shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a)       The Administrative Agent shall have received counterparts of (or evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that each party has signed a counterpart) of the 2026 Amendment, executed by the Company, each other Loan Party, the Administrative Agent, Persons with aggregate Revolving Commitments of $500,000,000, the Swingline Lender and each Issuing Bank.

(b)       The Administrative Agent shall have received, at least five Business Days prior to the 2026 Amendment Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, in each case requested at least ten Business Days prior to the 2026 Amendment Effective Date.

(c)       The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Revolving Lenders and the Issuing Banks and dated the 2026 Amendment Effective Date) of (i) Cravath, Swaine & Moore LLP, special New York counsel for the

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Company, (ii) Barnes & Thornburg LLP, special Michigan counsel for the Company, and (iii) Kutak Rock LLP, special Nebraska counsel for the Company, in each case substantially in the form agreed by the Administrative Agent.

(d)       The Administrative Agent shall have received certificates relating to the organization, existence and good standing of each Loan Party (including the Company), the authorization of the 2026 Transactions and other legal matters relating to the Loan Parties, the Loan Documents or the 2026 Transactions, substantially in the form attached hereto as Exhibit K (with such changes as agreed by the Company and the Administrative Agent to reflect the 2026 Transactions).

(e)       The Administrative Agent shall have received a certificate, dated the 2026 Amendment Effective Date and signed by a Responsible Officer of the Company, confirming compliance with the conditions set forth in each of paragraphs (h) and (i) of this Section 4.04.

(f)       The Administrative Agent shall have received all fees and other amounts, including, in respect of the Existing Revolving Commitments and Existing Revolving Loans, any accrued and unpaid fees or interest, due and payable on or prior to the 2026 Amendment Effective Date, including, to the extent invoiced at least two Business Days prior to the 2026 Amendment Effective Date, payment or reimbursement of all fees and expenses (including the reasonable and documented fees, charges and disbursements of counsel) required to be paid or reimbursed by any Loan Party under any Loan Document.

(g)       The Administrative Agent shall have received a certificate substantially in the form attached hereto as Exhibit H (with such changes as agreed by the Company and the Administrative Agent to reflect the 2026 Transactions), dated as of the 2026 Amendment Effective Date and signed by the chief financial officer of the Company, as to the solvency of the Company and the Subsidiaries on a consolidated basis after giving effect to the 2026 Transactions.

(h)       The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the 2026 Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date.

(i)       At the time of and immediately after giving effect to the 2026 Transactions, no Event of Default shall have occurred and be continuing.

ARTICLE V

Affirmative Covenants

From the Refinancing Closing Date until the Commitments shall have expired or been terminated, the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, all Letters of Credit shall have expired or been terminated and all LC Disbursements shall have been reimbursed, the Company covenants and agrees with the Lenders that:

Section 5.01. Financial Statements and Other Information. The Company will furnish to the Administrative Agent, on behalf of each Lender:

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(a)       within 90 days after the end of each fiscal year of the Company (or, so long as the Company shall be subject to periodic reporting obligations under the Exchange Act, by the date that the Annual Report on Form 10-K of the Company for such fiscal year would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form), its audited consolidated balance sheet and statements of income, comprehensive income, shareholders’ equity and cash flows as of the end of and for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or another independent registered public accounting firm of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit (other than any such exception or explanatory paragraph (but not qualification) that is expressly solely with respect to, or expressly resulting solely from, an upcoming maturity date of the credit facilities hereunder or other Indebtedness occurring within one year from the time such report is delivered) to the effect that such financial statements present fairly in all material respects the financial condition, results of operations and cash flow of the Company and the Subsidiaries on a consolidated basis as of the end of and for such fiscal year in accordance with GAAP and accompanied by a narrative report containing management’s discussion and analysis of the financial position and financial performance for such fiscal year in reasonable form and detail;

(b)       within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company (or, so long as the Company shall be subject to periodic reporting obligations under the Exchange Act, by the date that the Quarterly Report on Form 10-Q of the Company for such fiscal quarter would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form), its unaudited consolidated balance sheet and unaudited statements of income and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer of the Company as presenting fairly in all material respects the financial condition, results of operations and cash flows of the Company and the Subsidiaries on a consolidated basis as of the end of and for such fiscal quarter and such portion of the fiscal year in accordance with GAAP, subject to normal year-end audit adjustments and the absence of certain footnotes, and accompanied by a narrative report containing management’s discussion and analysis of the financial position and financial performance for such fiscal quarter in reasonable form and detail;

(c)       if any Subsidiary has been designated as an Unrestricted Subsidiary, concurrently with each delivery of financial statements under clause (a) or (b) above, financial statements (in substantially the same form as the financial statements delivered pursuant to clauses (a) and (b) above) prepared on the basis of consolidating the accounts of the Company and its Subsidiaries and treating any Unrestricted Subsidiaries as if they were not consolidated with the Company or accounted for on the basis of the equity method but rather account for an investment and otherwise eliminating all accounts of Unrestricted Subsidiaries, together with an explanation of reconciliation adjustments in reasonable detail;

(d)       not later than the fifth Business Day following the date of delivery of financial statements under clause (a) or (b) above, a completed Compliance Certificate of a Financial Officer of the Company (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations (A) demonstrating compliance with Section 6.12 as of the last day of the most recent fiscal quarter included in such financial statements (regardless of whether then applicable hereunder), (B) in the case of financial statements ending as of December 31 of any fiscal year (commencing with the fiscal year ending December 31, 2025), of Excess Cash Flow and (C) of Unrestricted Cash (and the method of calculation thereof) as of the last day of the most recent fiscal quarter included in such financial statements, (iii) if any change in GAAP or in the application thereof has

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occurred since the date of the consolidated balance sheet of the Company most recently theretofore delivered under clause (a) or (b) above (or, prior to the first such delivery, referred to in Section 3.04) that has had, or would reasonably be expected to have, a material effect on the calculation of the Net Leverage Ratio, specifying the nature of such change and the effect thereof on such calculations, (iv) identifying as of the date of such Compliance Certificate each Subsidiary that (A) is an Excluded Subsidiary as of such date but has not been identified as an Excluded Subsidiary in Schedule 3.11 or in any prior Compliance Certificate or (B) has previously been identified as an Excluded Subsidiary but has ceased to be an Excluded Subsidiary and (v) in the case of the Compliance Certificate relating to annual financial statements delivered pursuant to clause (a) above, setting forth the amounts of the Available Amount and any Qualifying Equity Proceeds utilized for Specified Uses during the most recent fiscal quarter included in such financial statements, specifying each such use and the amount thereof;

(e)       promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any Subsidiary with the SEC or with any national securities exchange, or distributed by the Company to its shareholders generally, as the case may be; and

(f)       promptly following any request therefor, such other information regarding the operations, business affairs, assets, liabilities (including contingent liabilities) and financial condition of the Company or any Subsidiary, or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender (acting through the Administrative Agent) may reasonably request.

Information required to be furnished pursuant to clause (a), (b) or (e) of this Section 5.01 shall be deemed to have been furnished if such information, or one or more annual or quarterly reports containing such information shall have been posted by the Administrative Agent on a Platform to which the Lenders have been granted access or shall be available on the website of the SEC at http://www.sec.gov. Information required to be furnished pursuant to this Section 5.01 may also be furnished by electronic communications pursuant to procedures approved by the Administrative Agent.

Section 5.02. Notices of Material Events. Within five Business Days after obtaining knowledge thereof, the Company will furnish to the Administrative Agent notice of the following:

(a)       the occurrence of any Default or Event of Default;

(b)       the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority (including with respect to any Environmental Liability) against the Company or any Subsidiary or any adverse development in any such pending action, suit or proceeding not previously disclosed in writing by the Company to the Administrative Agent, that in each case would reasonably be expected to result in a Material Adverse Effect or that in any manner questions the validity of this Agreement or any other Loan Document;

(c)       the occurrence of any ERISA Event or any fact or circumstance that gives rise to a reasonable expectation that any ERISA Event will occur that, in either case, alone or together with any other ERISA Events that have occurred or are reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect;

(d)       any material change in accounting policies or financial reporting practices by the Company or any Subsidiary (it being understood and agreed that such notice shall be deemed provided to

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the extent described in any financial statement delivered to the Administrative Agent pursuant to the terms of this Agreement);

(e)       any Governmental Authority denial, revocation, modification or non-renewal of any Environmental Permit held or sought by the Company or any Subsidiary that would reasonably be expected to result in a Material Adverse Effect; and

(f)       any other development that has resulted, or would reasonably be expected to result, in a Material Adverse Effect;

(g)       any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification.

Each notice delivered under this Section 5.02 shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 5.03. Information Regarding Collateral. (a) The Company will furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party’s legal name, as set forth in such Loan Party’s organizational documents, (ii) in the jurisdiction of incorporation or organization of any Loan Party, (iii) in the form of organization of any Loan Party or (iv) in any Loan Party’s organizational identification number, if any, or, with respect to a Loan Party organized under the laws of a jurisdiction that requires such information to be set forth on the face of a Uniform Commercial Code financing statement, the Federal Taxpayer Identification Number of such Loan Party. The Company agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue to have a valid, legal and perfected security interest in all the Collateral.

(a)       At the time of delivery of financial statements pursuant to Section 5.01(a), the Company shall deliver to the Administrative Agent a completed Supplemental Perfection Certificate, signed by a Financial Officer of the Company, (i) setting forth the information required pursuant to the Supplemental Perfection Certificate and indicating, in a manner reasonably satisfactory to the Administrative Agent, any changes in such information from the most recent Supplemental Perfection Certificate delivered pursuant to this Section 5.03 (or, prior to the first delivery of a Supplemental Perfection Certificate, from the Perfection Certificate delivered on the Refinancing Closing Date) or (ii) certifying that there has been no change in such information from the most recent Supplemental Perfection Certificate delivered pursuant to this Section 5.03 (or, prior to the first delivery of a Supplemental Perfection Certificate, from the Perfection Certificate delivered on the Refinancing Closing Date).

Section 5.04. Existence; Conduct of Business. The Company and each Subsidiary will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, and Intellectual Property material to the conduct of its business; provided that the foregoing shall not prohibit any transaction permitted under Section 6.03 or 6.05, including any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

Section 5.05. Payment of Obligations. The Company and each Subsidiary will pay its material obligations (other than Indebtedness and any obligations in respect of Hedging Agreements), including Tax liabilities, before the same shall become delinquent or in default, except where (a) the

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validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (c) the failure to make payment would not reasonably be expected to result in a Material Adverse Effect.

Section 5.06. Maintenance of Properties. The Company and each Subsidiary will keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

Section 5.07. Insurance. The Company and each Subsidiary will maintain, with financially sound and reputable insurance companies, as determined by the Company in good faith, insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations. Each such policy of liability or casualty insurance maintained by or on behalf of Loan Parties shall (a) in the case of each liability insurance policy (other than workers’ compensation, director and officer liability or other policies in which such endorsements are not customary), name the Administrative Agent, on behalf of the Secured Parties, as an additional insured thereunder, (b) in the case of each casualty insurance policy, contain a lender’s loss payable clause or endorsement that names the Administrative Agent, on behalf of the Secured Parties, as the lender’s loss payee thereunder and (c) provide for at least 30 days’ (or such shorter number of days as may be agreed to by the Administrative Agent) prior written notice to the Administrative Agent of any cancellation of such policy.

Section 5.08. Books and Records; Inspection and Audit Rights. The Company will, and will cause each Subsidiary to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law are made of all dealings and transactions in relation to its business and activities. The Company will, and will cause each Subsidiary to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times during regular business hours and as often as reasonably requested; provided, however, that, excluding any such visits and inspections during the continuation of an Event of Default, (i) only the Administrative Agent, acting individually or on behalf of the Lenders, may exercise rights under this Section 5.08 and (ii) the Administrative Agent shall not exercise the rights under this Section 5.08 more often than one time during any calendar year.

Section 5.09. Compliance with Laws. (a) The Company and each Subsidiary will comply with all Requirements of Law with respect to it or its assets, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(a)       The Company will maintain in effect and enforce policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

Section 5.10. Use of Proceeds and Letters of Credit. The proceeds of the Term B Loans made on the Refinancing Closing Date will be used solely to refinance the Existing Term Loans and the other Refinancing Transactions and for the payment of fees and expenses payable in connection with the Refinancing Transactions and to the extent of any remaining proceeds, for working capital and other general corporate purposes of the Company and the Subsidiaries. The proceeds of the Incremental Term Loans will be used solely for the purpose or purposes set forth in the applicable Incremental Facility Amendment. The proceeds of the Revolving Loans and Swingline Loans will be used solely to consummate the 2026 Transactions (in the case of Revolving Loans made on the 2026 Amendment

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Effective Date) and for working capital and other general corporate purposes of the Company and the Subsidiaries. None of the Company or any Subsidiary will request any Borrowing or Letter of Credit, and the Company will not, and will procure that its Subsidiaries and its or their respective directors, officers, employees and agents will not, use the proceeds of any Loans or Letters of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Letters of Credit will be issued only to support obligations of the Company and its subsidiaries incurred in the ordinary course of business.

Section 5.11. Additional Subsidiaries. If any additional Subsidiary is formed or acquired (or any existing Subsidiary ceases to be an Excluded Subsidiary or becomes a Designated Subsidiary) after the Refinancing Closing Date, then the Company will, as promptly as practicable and, in any event, within 30 days (or such longer period as the Administrative Agent may, in its sole discretion, agree to in writing) after such Subsidiary is formed or acquired (or ceases to be an Excluded Subsidiary or becomes a Designated Subsidiary), notify the Administrative Agent thereof and cause the Collateral and Guarantee Requirement, to the extent applicable, to be satisfied with respect to such Subsidiary (if it is a Designated Subsidiary) and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party.

Notwithstanding the foregoing, in connection with any Incremental Acquisition Term Facility or Incremental Acquisition Revolving Facility, if the Company shall have used commercially reasonable efforts to procure and deliver, but shall nevertheless be unable to deliver, any document or take any action that is required to be delivered or taken in order to satisfy the requirements of the Collateral and Guarantee Requirement, such delivery or action (other than the creation of and perfection (including by delivery of stock or other equity certificates, if any) of security interests in (i) the Equity Interests of Significant Domestic Subsidiaries (other than in respect of the acquired Person or its subsidiaries, which shall be required to be delivered to the extent made available by the acquired Person on the date of the applicable acquisition) and (ii) other assets located in the United States with respect to which a Lien may be perfected by the filing of a financing statement under the Uniform Commercial Code shall not be a condition precedent to the obligations of the Lenders and the Issuing Banks, as applicable, on the closing date of the applicable acquisition, but shall be required to be accomplished within 60 days after such closing date (or such longer time as the Administrative Agent may reasonably agree).

Section 5.12. Senior Indebtedness. In the event that the Company or any other Loan Party shall at any time issue or have outstanding any other Subordinated Indebtedness, the Company shall take or cause such other Loan Party to take all such actions as shall be necessary to cause the Loan Document Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated Indebtedness and to enable the Lenders to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness. Without limiting the foregoing, the Loan Document Obligations are hereby designated as “senior indebtedness” and as “designated senior indebtedness” under and in respect of any indenture or other agreement or instrument under which such Subordinated Indebtedness is outstanding and are further given all such other designations as shall be required under the terms of any such Subordinated Indebtedness in order that the Lenders may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness.

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Section 5.13. Maintenance of Ratings. The Company will use commercially reasonable efforts to maintain in effect a corporate rating from S&P and a corporate family rating from Moody’s, in each case in respect of the Company, and a rating of the credit facilities hereunder by each of S&P and Moody’s.

Section 5.14. Further Assurances. The Company and each other Loan Party will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable law, or that the Administrative Agent may reasonably request, to cause the Collateral and Guarantee Requirement to be satisfied, all at the expense of the Loan Parties. The Company also agrees to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

Section 5.15. [Reserved].

Section 5.16. Environmental Compliance. (a) The Company and each Subsidiary will (i) comply with all Environmental Laws, and obtain, comply with and maintain any and all Environmental Permits necessary for its operations as conducted and as planned; and (ii) take all reasonable efforts to ensure that all of its tenants, subtenants, contractors, subcontractors, and invitees comply with all Environmental Laws, and obtain, comply with and maintain any and all Environmental Permits, applicable to them insofar as any failure to so comply, obtain or maintain reasonably would be expected to result in a Material Adverse Effect on the Company; provided that, for purposes of this Section 5.16(a), noncompliance with any of the foregoing shall be deemed not to constitute a breach of this covenant so long as, with respect to any such noncompliance, the Company is undertaking all reasonable efforts to achieve compliance or the Company or any Subsidiary is disputing such non-compliance in good faith in the applicable manner or forum, and provided further that, in any case, the reasonably anticipated resolution of any such efforts or dispute, individually or in the aggregate, would not reasonably be expected to give rise to a Material Adverse Effect.

(b)       The Company and each Subsidiary will promptly comply with all orders and directives of all Governmental Authorities regarding Environmental Laws, other than any non-compliance that would not reasonably be expected to result in a Material Adverse Effect and other than such orders and directives as to which an appeal has been timely and properly taken in good faith and provided that, the reasonably anticipated resolution of such appeal would not reasonably be expected to give rise to a Material Adverse Effect.

Section 5.17. Designation of Subsidiaries. The Company may at any time designate any Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Subsidiary by delivering to the Administrative Agent a certificate of a Responsible Officer of the Company specifying such designation and certifying that the conditions to such designation set forth in this Section 5.17 are satisfied; provided that:

(i)       both immediately before and immediately after any such designation, no Event of Default shall have occurred and be continuing;

(ii)       the Company shall be in Pro Forma Compliance with the Financial Covenant, recomputed as of the last day of the most recently ended Test Period for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) (or, prior to the delivery of any such financial statements, the last day of the fiscal quarter ending September 29, 2024);

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(iii)       in the case of a designation of a Subsidiary as an Unrestricted Subsidiary, each subsidiary of such Subsidiary has been, or concurrently therewith will be, designated as an Unrestricted Subsidiary in accordance with this Section 5.17; and

(iv)       in the case of a designation of an Unrestricted Subsidiary as a Subsidiary, each subsidiary of such Unrestricted Subsidiary has been, or concurrently therewith will be, designated as a Subsidiary in accordance with this Section 5.17.

The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Company in such Subsidiary on the date of designation in an amount equal to the fair market value of the Company’s Investment therein (as determined reasonably and in good faith by a Financial Officer of the Company). The designation of any Unrestricted Subsidiary as a Subsidiary shall constitute the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time.

Notwithstanding anything to the contrary contained herein, (i) no Subsidiary may be designated as an Unrestricted Subsidiary if it owns or exclusively licenses or exclusively sublicenses any Intellectual Property that is material to the business of the Company and the Subsidiaries, taken as a whole, at the time of the designation and (ii) no Unrestricted Subsidiary shall have an ownership right in, or hold exclusive licenses or rights to, any Intellectual Property, in each case, that is or are material to the business of the Company and the Subsidiaries, taken as a whole.

ARTICLE VI

Negative Covenants

From the Refinancing Closing Date until the Commitments shall have expired or been terminated, the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, all Letters of Credit shall have expired or been terminated (or other arrangements satisfactory to the applicable Issuing Bank have been made) and all LC Disbursements shall have been reimbursed, the Company and each Borrowing Subsidiary party hereto covenants and agrees with the Lenders that:

Section 6.01. Indebtedness; Certain Equity Securities. None of the Company or any Subsidiary will create, incur, assume or permit to exist any Indebtedness, except:

(a)       Indebtedness created under the Loan Documents;

(b)       (i) Indebtedness created under the Note Documents (as defined in the Existing Company Indenture) and Refinancing Indebtedness in respect thereof in an aggregate amount not to exceed $400,000,000, and (ii) other Indebtedness existing on the Refinancing Closing Date and set forth on Schedule 6.01 and Refinancing Indebtedness in respect of any of the foregoing;

(c)       Indebtedness of any Subsidiary to the Company or any Subsidiary; provided that (A) any such Indebtedness owing by any Loan Party shall be unsecured and shall be subordinated in right of payment to the Loan Document Obligations on terms customary for intercompany subordinated Indebtedness, as reasonably determined by the Administrative Agent, (B) any such Indebtedness owing to any Loan Party shall be evidenced by a promissory note which shall have been pledged pursuant to the Collateral Agreement and (C) any such Indebtedness owing by any Subsidiary that is not a Loan Party to any Loan Party shall be incurred in compliance with Section 6.04(d);

(d)       Guarantees incurred in compliance with Section 6.04;

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(e)       Permitted First Priority Refinancing Indebtedness, Permitted Second Priority Refinancing Indebtedness and any Refinancing Indebtedness in respect of any of the foregoing;

(f)       (i) Indebtedness of the Company or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations, purchase money Indebtedness and any Indebtedness assumed by the Company or any Subsidiary in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof and (ii) Refinancing Indebtedness in respect of Indebtedness incurred or assumed pursuant to clause (i) above; provided that the aggregate principal amount of Indebtedness permitted by this clause (f) shall not exceed the greater of (x) $200,000,000 and (y) 50% of Consolidated EBITDA for the Test Period most recently ended (at the time of incurrence and determined on a Pro Forma Basis) at any time outstanding;

(g)       (i) Indebtedness of any Person that becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into a Subsidiary in a transaction permitted hereunder) after the Refinancing Closing Date, or Indebtedness of any Person that is assumed by any Subsidiary in connection with an acquisition of assets by such Subsidiary in a Permitted Acquisition; provided that such Indebtedness exists at the time such Person becomes a Subsidiary (or is so merged or consolidated) or such assets are acquired and is not created in contemplation of or in connection with such Person becoming a Subsidiary (or such merger or consolidation) or such assets being acquired, and (ii) Refinancing Indebtedness in respect of Indebtedness assumed pursuant to clause (i) above; provided further that the aggregate principal amount of Indebtedness permitted by this clause (g) shall not exceed the greater of (x) $200,000,000 and (y) 50% of Consolidated EBITDA for the Test Period most recently ended (at the time of incurrence and determined on a Pro Forma Basis) at any time outstanding;

(h)       [reserved];

(i)       Indebtedness incurred in the ordinary course of business and arising from the honoring of a check, draft or similar instrument of the Company or any Subsidiaries drawn against insufficient funds or owed in respect of any related liabilities arising from treasury, depository and cash management services or in connection with any automated clearing-house transfers of funds;

(j)       (i) Indebtedness in respect of letters of credit, bankers’ acceptances or other bank guarantees and similar instruments or obligations issued for the account of the Company or any Subsidiary, or relating to liabilities or obligations incurred, in the ordinary course of business supporting obligations under (A) workers’ compensation, health, disability or other employee benefits, casualty or liability insurance, unemployment insurance and other social security laws and local state and federal payroll taxes, (B) obligations in connection with self-insurance arrangements in the ordinary course of business (including those issued to governmental entities in connection with self-insurance under applicable workers’ compensation statutes), (C) bids, trade contracts, leases, statutory obligations, completion guarantees, surety, judgment and appeal bonds, performance and reclamation bonds and similar bonds, instruments and obligations, and other obligations of a like nature, (D) the financing of insurance premiums, (E) take-or-pay obligations under supply arrangements and (F) netting, overdraft protection and other arrangements arising under standard business terms of any bank at which the Company or any Subsidiary maintains an overdraft, cash pooling or other similar facility or arrangement and (ii) Indebtedness consisting of accommodation guarantees for the benefit of trade creditors of the Company or any of its Subsidiaries;

(k)       Indebtedness consisting of client advances or deposits received in the ordinary course of business;

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(l)       Alternative Incremental Facility Indebtedness and Refinancing Indebtedness in respect thereof; provided that (i) no Event of Default shall have occurred and be continuing on the date of incurrence thereof, both immediately prior to and immediately after giving effect to such incurrence (ii) the aggregate amount of the Incremental Commitments established pursuant to Section 2.21 on any date, together with the aggregate original amount of all Alternative Incremental Facility Indebtedness incurred under this clause (l) on such date, shall not exceed the sum of the Base Incremental Amount as of such date and the Maximum Incremental Amount in effect on such date and (iii) a Subsidiary that is not a Loan Party may only incur Alternative Incremental Facility Indebtedness under this Section 6.01(l) if, at the time of, and after giving effect to, the incurrence of such Indebtedness (and any substantially simultaneous use of the Permitted Amount) and the use of proceeds thereof, the Permitted Amount would not be less than zero;

(m)       Indebtedness of the Company or any Subsidiary in the form of purchase price adjustments (including in respect of working capital), earnouts, deferred compensation, indemnification, guarantees or other arrangements representing acquisition consideration or deferred payments of a similar nature incurred in connection with any Permitted Acquisition or other Investments permitted under Section 6.04 or Dispositions permitted under Section 6.05;

(n)       Indebtedness of Foreign Subsidiaries; provided that no Foreign Subsidiary shall incur any Indebtedness under this Section 6.01(n) if, at the time of, and after giving effect to, the incurrence of such Indebtedness (and any substantially simultaneous use of the Permitted Amount) and the use of proceeds thereof, the Permitted Amount would be less than zero;

(o)       Indebtedness relating to premium financing arrangements for property and casualty insurance plans and health and welfare benefit plans (including health and workers compensation insurance, employment practices liability insurance and directors and officers insurance), if incurred in the ordinary course of business;

(p)       Indebtedness with respect to any letter of credit naming a Loan Party or a Subsidiary as the account party and not issued under this Agreement, in an aggregate amount for all such Indebtedness not to exceed the greater of (i) $20,000,000 and (ii) 5% of Consolidated EBITDA for the Test Period most recently ended at any time outstanding;

(q)       other unsecured and Subordinated Indebtedness not otherwise described above in an aggregate amount at any time outstanding not to exceed the greater of (x) $100,000,000 and (y) 25% of Consolidated EBITDA for the Test Period most recently ended (at the time of incurrence and determined on a Pro Forma Basis);

(r)       Non-Recourse Indebtedness of PCC Ventures (and Guarantees thereof (other than Guarantees of the principal or interest thereof) by the Company or any other Subsidiary customary for non-recourse financings);

(s)       Indebtedness of PCC Ventures or any Permitted Joint Ventures (and Guarantees thereof by the Company or any other Subsidiary); provided that a PCC Venture or Permitted Joint Venture shall only incur any Indebtedness under this Section 6.01(s) if, at the time of, and after giving effect to, the incurrence of such Indebtedness (and any substantially simultaneous use of the Permitted Amount) and the use of proceeds thereof, the Permitted Amount would not be less than zero;

(t)       additional Indebtedness of PCC Ventures in an aggregate amount at any time outstanding not in excess of $50,000,000;

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(u)       Indebtedness of Subsidiaries organized under the laws of jurisdictions other than the United States of America in an aggregate amount at any time outstanding not in excess of $64,500,000; and

(v)       [reserved]

(w)       Indebtedness (A) of a Receivables Subsidiary secured by a Lien on all or part of the assets disposed of in, or otherwise incurred in connection with, a Financing Disposition or (B) otherwise incurred in connection with a Specified Receivables Facility in an aggregate principal amount at any time outstanding under this clause (w) not exceeding an amount equal to $100,000,000; provided that (1) such Indebtedness is not recourse to the Company or any Subsidiary that is not a Receivables Subsidiary (other than with respect to Standard Receivables Undertakings); (2) in the event such Indebtedness shall become recourse to the Company or any Subsidiary that is not a Receivables Subsidiary (other than with respect to Standard Receivables Undertakings), such Indebtedness will be deemed to be, and must be classified by the Company as, incurred at such time (or at the time initially incurred) under one or more of the other provisions of this Section 6.01 for so long as such Indebtedness shall be so recourse; and (3) in the event that at any time thereafter such Indebtedness shall comply with the provisions of the preceding subclause (1), the Company may classify such Indebtedness in whole or in part as incurred under this clause (w).

Section 6.02. Liens. None of the Company or any Subsidiary will create, incur, assume or permit to exist any Lien on any asset now owned or hereafter acquired by it, except:

(a)       Liens created under the Loan Documents;

(b)       Permitted Encumbrances;

(c)       any Lien on any asset of the Company or any Subsidiary existing on the Refinancing Closing Date and set forth on Schedule 6.02; provided that (i) such Lien shall not apply to any other asset of the Company or any Subsidiary and (ii) such Lien shall secure only those obligations that it secures on the Refinancing Closing Date and extensions, renewals, replacements and refinancings thereof so long as the principal amount of such extensions, renewals, replacements and refinancings does not exceed the principal amount of the obligations being extended, renewed, replaced or refinanced or, in the case of any such obligations constituting Indebtedness, that are permitted under Section 6.01(b) as Refinancing Indebtedness in respect thereof;

(d)       any Lien existing on any asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any asset of any Person that becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into a Subsidiary in a transaction permitted hereunder) after the Refinancing Closing Date prior to the time such Person becomes a Subsidiary (or is so merged or consolidated); provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary (or such merger or consolidation), (ii) such Lien shall not apply to any other asset of the Company or any Subsidiary (other than, in the case of any such merger or consolidation, the assets of any Subsidiary without significant assets that was formed solely for the purpose of effecting such acquisition) and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary (or is so merged or consolidated) and extensions, renewals, replacements and refinancings thereof so long as the principal amount of such extensions, renewals and replacements does not exceed the principal amount of the obligations being extended, renewed or replaced or, in the case of any such obligations constituting Indebtedness, that are permitted under Section 6.01(g) as Refinancing Indebtedness in respect thereof;

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(e)       Liens on fixed or capital assets acquired, constructed or improved (including any such assets made the subject of a Capital Lease Obligation incurred) by the Company or any Subsidiary; provided that (i) such Liens secure Indebtedness incurred to finance such acquisition, construction or improvement and permitted by clause (f)(i) of Section 6.01 or any Refinancing Indebtedness in respect thereof permitted by clause (f)(ii) of Section 6.01, and (ii) such Liens shall not apply to any other property or assets of the Company or any Subsidiary, other than the proceeds of such fixed or capital assets;

(f)       in connection with the sale or transfer of any Equity Interests or other assets in a transaction permitted under Section 6.05, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof;

(g)       in the case of (i) any Subsidiary that is not a wholly-owned Subsidiary or (ii) the Equity Interests in any Person that is not a Subsidiary, any encumbrance or restriction, including any put and call arrangements, related to Equity Interests in such Subsidiary or such other Person set forth in the Organizational Documents of such Subsidiary or such other Person or any related joint venture, shareholders’ or similar agreement;

(h)       any Lien on assets of any Foreign Subsidiary, Permitted Joint Venture or PCC Venture; provided that (i) such Lien shall not apply to any Collateral (including any Equity Interests in any Subsidiary that constitute Collateral) or any other assets of the Company or any other Subsidiary Loan Party and (ii) such Lien shall secure only Indebtedness or other obligations of such Foreign Subsidiary, Permitted Joint Venture or PCC Venture permitted hereunder;

(i)       Liens solely on any cash earnest money deposits, escrow arrangements or similar arrangements made by the Company or any Subsidiary in connection with any letter of intent or purchase agreement for a Permitted Acquisition or other transaction permitted hereunder;

(j)       [reserved];

(k)       Liens granted by a Subsidiary that is not a Loan Party in respect of Indebtedness permitted to be incurred by such Subsidiary under Section 6.01(c);

(l)       Liens securing judgments for the payment of money not constituting an Event of Default under Article VII;

(m)       Liens on the Collateral securing (i) Permitted First Priority Refinancing Indebtedness and Alternative Incremental Facility Indebtedness permitted under Section 6.01(e) or 6.01(l) on a pari passu or junior basis with the Liens on the Collateral securing the Loan Document Obligations, and, if secured by the Collateral, Refinancing Indebtedness in respect thereof; provided that a trustee, collateral agent, security agent or other Person acting on behalf of the holders of such Indebtedness has entered into an Intercreditor Agreement and (ii)  Permitted Second Priority Refinancing Indebtedness permitted under Section 6.01(e) on a junior basis to the Liens on the Collateral securing the Loan Document Obligations and, if secured by the Collateral, Refinancing Indebtedness in respect thereof; provided that a trustee, collateral agent, security agent or other Person acting on behalf of the holders of such Indebtedness has entered into an Intercreditor Agreement;

(n)       Liens securing Indebtedness permitted under Section 6.01(u); provided that if such Indebtedness is secured by any Collateral (i) the Liens on the Collateral securing such Indebtedness shall be junior in priority to the Liens on the Collateral securing the Obligations and (ii) such Liens shall be subject to an Intercreditor Agreement;

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(o)       other Liens securing Indebtedness or other obligations in an aggregate principal amount not to exceed the greater of (x) $100,000,000 and (y) 25% of Consolidated EBITDA for the Test Period most recently ended (at the time of incurrence and determined on a Pro Forma Basis) at any time outstanding;

(p)       (i) Liens in favor of any Receivables Subsidiary in connection with any Financing Disposition and (ii) Liens securing Indebtedness (including Liens securing any Obligations in respect thereof) or other obligations of, or in favor of, any Receivables Subsidiary, or in connection with a Specified Receivables Facility or otherwise incurred pursuant to Section 6.01(w);

(q)       Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; and

(r)       Liens arising from Permitted Investments described in clause (d) of the definition of the term Permitted Investments.

Section 6.03. Fundamental Changes. None of the Company or any Subsidiary will merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing, (i) any Person (other than the Company) may merge into or consolidate with any Borrower in a transaction in which a Borrower (including, for the avoidance of doubt, the Company) is the surviving entity, (ii) any Person (other than the Company) may merge or consolidate with any Subsidiary in a transaction in which the surviving entity is a Subsidiary (and, if any party to such merger or consolidation is a Subsidiary Loan Party, is a Subsidiary Loan Party), (iii) any Subsidiary may merge into or consolidate with any Person (other than the Company) in a transaction permitted under Section 6.05 in which, after giving effect to such transaction, the surviving entity is not a Subsidiary; provided that if such Subsidiary is a Borrowing Subsidiary, such Subsidiary shall prior to or simultaneously with such merger or consolidation enter into a Borrowing Subsidiary Termination, (iv) any Subsidiary may merge, consolidate or amalgamate with any other Person in order to effect an Investment permitted pursuant to Section 6.04; provided that if such Subsidiary is a Subsidiary Loan Party the continuing or surviving Person shall be a Subsidiary Loan Party, (v) any Subsidiary (other than the Company or any Subsidiary Loan Party) may liquidate or dissolve if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Company and is not materially disadvantageous to the Lenders; provided that any such merger or consolidation involving a Person that is not a wholly-owned Subsidiary immediately prior thereto shall not be permitted unless it is also permitted under Section 6.04 or 6.05 and (vi) the Company may merge, amalgamate or consolidate with any other Person so long as the Company shall be the continuing or surviving Person.

(a)       None of the Company or any Subsidiary will engage to any material extent in any business other than businesses of the type conducted by the Company and the Subsidiaries on the Refinancing Closing Date and businesses reasonably related, ancillary or incidental thereto.

Section 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. None of the Company or any Subsidiary will purchase, hold, acquire (including pursuant to any merger or consolidation with any Person that was not a wholly-owned Subsidiary prior thereto), make or otherwise permit to exist any Investment in any other Person, except:

(a)       [reserved];

(b)       Permitted Investments;

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(c)       (i) Investments existing on the Refinancing Closing Date in Subsidiaries and (ii) other Investments existing on the Refinancing Closing Date and set forth on Schedule 6.04;

(d)       (i) additional Investments by the Company in any Subsidiary Loan Party and by any Subsidiary Loan Party in the Company or in another Subsidiary Loan Party, and (ii) Investments (including by way of capital contributions) by the Company and the Subsidiaries in Equity Interests in their Subsidiaries; provided, in the case of clause (ii), that (x) any such Equity Interests held by a Loan Party shall be pledged in accordance with the requirements of the Collateral and Guarantee Requirement and (y) no Investment by any Loan Party in any Subsidiary that is not a Loan Party shall be permitted pursuant to this Section 6.04(d) if, at the time of the making of, and after giving effect to, such Investment (and any substantially simultaneous use of the Permitted Amount), the Permitted Amount would be less than zero; provided that any sale or issuance of Equity Interests of a Loan Party in connection with the establishment of any Permitted Joint Venture shall be deemed to be an Investment by a Loan Party in a Subsidiary that is not a Loan Party in an amount equal to the value of such Loan Party after giving effect to such sale or issuance of Equity Interests;

(e)       loans or advances made by the Company or any Subsidiary to any Subsidiary; provided that no loan or advance made by any Loan Party to a Subsidiary that is not a Loan Party shall be permitted pursuant to this Section 6.04(e) if, at the time of, and after giving effect to, the making of such loan or advance (and any substantially simultaneous use of the Permitted Amount) and the use of proceeds thereof, the Permitted Amount would be less than zero;

(f)       Guarantees by the Company or any Subsidiary of Indebtedness or other obligations of the Company or any Subsidiary (including any such Guarantees arising as a result of any such Person being a joint and several co-applicant with respect to any letter of credit or letter of guaranty); provided that (i) (A) a Subsidiary that has not Guaranteed the Obligations pursuant to the Collateral Agreement shall not Guarantee any Indebtedness of any Loan Party and (B) any such Guarantee of Subordinated Indebtedness is subordinated to the Loan Document Obligations on terms no less favorable to the Lenders than those of the Subordinated Indebtedness, (ii) any such Guarantee constituting Indebtedness is permitted by Section 6.01 (other than clause (d) thereof) and (iii) no Guarantee by any Loan Party of Indebtedness (excluding, for the avoidance of doubt, Guarantees of obligations not constituting Indebtedness) of any Subsidiary that is not a Loan Party shall be permitted pursuant to this Section 6.04(f) if, at the time of the making of, and after giving effect to, such Guarantee (and any substantially simultaneous use of the Permitted Amount), the Permitted Amount would be zero;

(g)       (i) loans or advances to employees of the Company or any Subsidiary made in the ordinary course of business, including those to finance the purchase of Equity Interests of the Company pursuant to employee plans and (ii) payroll, travel, entertainment, relocation and similar advances to directors and employees of the Company or any Subsidiary to cover matters that are expected at the time of such advances to be treated as expenses of the Company or such Subsidiary for accounting purposes and that are made in the ordinary course of business; provided that the aggregate principal amount of such loans and advances under this clause (g) outstanding at any time shall not exceed $15,000,000;

(h)       Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, or consisting of securities acquired in connection with the satisfaction or enforcement of claims due or owing to the Company or any Subsidiary, in each case in the ordinary course of business;

(i)       Permitted Acquisitions;

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(j)       Investments held by a Subsidiary acquired after the Refinancing Closing Date or of a Person merged or consolidated with or into the Company or a Subsidiary after the Refinancing Closing Date, in each case as permitted hereunder, to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(k)       Investments made as a result of the receipt of noncash consideration from a sale, transfer, lease or other disposition of any asset in compliance with Section 6.05;

(l)       Investments by the Company or any Subsidiary that result solely from the receipt by the Company or such Subsidiary from any of its subsidiaries of a dividend or other Restricted Payment in the form of Equity Interests, evidences of Indebtedness or other securities (but not any additions thereto made after the date of the receipt thereof);

(m)       Investments in the form of Hedging Agreements permitted under Section 6.07;

(n)       Investments by Foreign Subsidiaries in other Foreign Subsidiaries or by any Subsidiary that is not a Subsidiary Loan Party in any other Subsidiary that is not a Subsidiary Loan Party;

(o)       Guarantees by the Company or any Subsidiary of Indebtedness permitted under Section 6.01(u) or Section 6.01(v);

(p)       Investments consisting of (i) extensions of trade credit, (ii) deposits made in connection with the purchase of goods or services or the performance of leases, licenses or contracts, in each case, in the ordinary course of business, (iii) notes receivable of, or prepaid royalties and other extensions of credit to, customers and suppliers that are not Affiliates of the Company and that are made in the ordinary course of business and (iv) Guarantees made in the ordinary course of business in support of obligations of the Company or any of its Subsidiaries not constituting Indebtedness for borrowed money, including operating leases and obligations owing to suppliers, customers and licensees;

(q)       mergers and consolidations permitted under Section 6.03 that do not involve any Person other than the Company and Subsidiaries that are wholly-owned Subsidiaries;

(r)       intercompany loans or other intercompany Investments made by Loan Parties in the ordinary course of business to or in any Foreign Subsidiary to provide funds as necessary to enable the applicable Foreign Subsidiary to comply with changes in statutory or contractual capital requirements (other than any contractual requirement that constitutes a Guarantee);

(s)       Investments (including by way of capital contributions, loans and advances and Guarantees of Indebtedness) by the Company and the Subsidiaries in PCC Ventures; provided that any sale or issuance of Equity Interests of any Subsidiary in connection with the establishment of any Permitted Joint Venture constituting a PCC Venture shall be deemed to be an Investment in such PCC Venture;

(t)       intercompany Investments, reorganizations and other activities relating to tax planning and reorganization, so long as, after giving effect thereto the Liens of the Secured Parties in the Collateral, taken as a whole, are not materially impaired; provided that no Investment may be made by any Loan Party in a Subsidiary that is not a Loan Party or by the Company or any Subsidiary in an Unrestricted Subsidiary if, at the time of the making of, and after giving effect to, such Investment (and any substantially simultaneous use of the Permitted Amount), the Permitted Amount would be zero;

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(u)       Investments (including by way of capital contributions, loans and advances and Guarantees of Indebtedness) by the Company and the Subsidiaries in Permitted Joint Ventures (other than Permitted Joint Ventures constituting PCC Ventures) and Unrestricted Subsidiaries; provided that (x) any sale or issuance of Equity Interests of any Subsidiary in connection with the establishment of any Permitted Joint Venture (other than a Permitted Joint Venture constituting a PCC Venture) shall be deemed to be an Investment in such Permitted Joint Venture in an amount equal to the difference between the fair value of such Equity Interests in accordance with GAAP and the amounts received by the Company or the applicable Subsidiary in cash or Permitted Investments in respect thereof and (y) no Investment may be made under this clause (u) if, at time of the making of, and after giving effect to, such Investment (and any substantially simultaneous use of the Permitted Amount), the Permitted Amount would be less than zero;

(v)       Investments consisting of Guarantees in the ordinary course of business to support the obligations of any Subsidiary under its worker’s compensation and general insurance agreements;

(w)       other Investments, including Investments in connection with the acquisition of Foreign Subsidiaries or other Persons (including Non-Compliant Subsidiaries and Non-Compliant Assets in connection with Permitted Acquisitions) that will not be Loan Parties, in an aggregate amount not in excess of (i) the greater of (x) $150,000,000 and (y) 35% of Consolidated EBITDA for the Test Period most recently ended (at the time of incurrence and determined on a Pro Forma Basis), plus (ii) in any additional amount, to the extent the consideration therefor consists of Qualified Equity Interests or Qualifying Equity Proceeds available on the date of such Investment and not previously applied to Specified Uses, plus (iii) an amount not in excess of the Available Amount at the time such Investment is made; provided, however, that at the time any such Investment is made pursuant to this clause (w), no Event of Default shall have occurred and be continuing or would result therefrom;

(x)       other Investments, including Investments in connection with the acquisition of Foreign Subsidiaries or other Persons (including Non-Compliant Subsidiaries and Non-Compliant Assets in connection with Permitted Acquisitions) that will not be Loan Parties; provided that the Net Secured Leverage Ratio immediately after giving effect to any such Investment, calculated on a Pro Forma Basis at the time such Investment is made, is less than 2.75 to 1.00; provided, however, that at the time any such Investment is made pursuant to this clause (x), no Default shall have occurred and be continuing or would result therefrom; and

(y)       any Financing Disposition, and any Investments of funds held in accounts permitted or required by the arrangements governing such Financing Disposition or any related Indebtedness.

Notwithstanding anything contrary set forth above, (i) if any Investment is denominated in a foreign currency, no fluctuation in currency values shall result in a breach of this Section 6.04 and (ii) if any Investment is made in reliance on any “basket” determined by reference to Consolidated EBITDA, no fluctuation in the aggregate amount of Consolidated EBITDA shall result in a breach of this Section 6.04. In addition, in the event that a Loan Party makes an Investment in an Excluded Subsidiary for purposes of permitting such Excluded Subsidiary or any other Excluded Subsidiary to apply the amounts received by it to make a substantially concurrent Investment (which may be made through any other Excluded Subsidiary) permitted hereunder, such substantially concurrent Investment by such Excluded Subsidiary shall not be included as an Investment for purposes of this Section 6.04 to the extent that the initial Investment by the Loan Party reduced amounts available to make Investments hereunder.

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Section 6.05. Asset Sales. None of the Company or any Subsidiary will sell, transfer, lease, license or otherwise dispose of any asset, including any Equity Interest owned by it, nor will any Subsidiary issue any additional Equity Interest in such Subsidiary (other than issuing directors’ qualifying shares and other than issuing Equity Interests to the Company or another Subsidiary in compliance with Section 6.04(d)) (each, a “Disposition”), except:

(a)       Dispositions of (i) inventory in the ordinary course of business, (ii) used, obsolete, damaged or surplus equipment in the ordinary course of business and (iii) cash and Permitted Investments for purposes not otherwise prohibited by this Agreement;

(b)       Dispositions to the Company or a Subsidiary; provided that any such Disposition involving a Subsidiary that is not a Loan Party (i) shall be made in compliance with Sections 6.04 and 6.09 and (ii) shall not, in the case of any Disposition by any Loan Party to Foreign Subsidiaries in any fiscal year that are not made as Investments permitted by Section 6.04, involve assets having an aggregate fair market value for all such assets so disposed in such fiscal year in excess of $15,000,000;

(c)       the sale or discount (with or without recourse, and on customary or commercially reasonable terms, as determined by the Company in good faith) of accounts receivable or notes receivable arising in the ordinary course of business, or the conversion or exchange of accounts receivable for notes receivable;

(d)       (i) Dispositions of assets to the extent that such Disposition constitutes an Investment referred to in and permitted by Section 6.04 (including the sale or issuance of Equity Interests of any Subsidiary in connection with the establishment of any Permitted Joint Venture, provided such sale or issuance is permitted by Section 6.04(s) or (u) (and, with respect to any sale or issuance of Equity Interests by a Loan Party, Section 6.04(d)) and (ii) Dispositions of assets to the extent that such Disposition constitute a Restricted Payment referred to in and permitted by Section 6.08;

(e)       Sale/Leaseback Transactions permitted by Section 6.06;

(f)       licenses, leases or subleases entered into in the ordinary course of business, to the extent that they do not materially interfere with the business of the Company or any Subsidiary;

(g)       licenses or sublicenses of Intellectual Property in the ordinary course of business, to the extent that they do not materially interfere with the business of the Company or any Subsidiary;

(h)       Dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any asset of any of the Company or any Subsidiary;

(i)       Dispositions of assets (including as a result of like-kind exchanges) to the extent that (i) such assets are exchanged for credit (on a fair market value basis) against the purchase price of similar or replacement assets or (ii) such asset is disposed of for fair market value and the proceeds of such Disposition are promptly applied to the purchase price of similar or replacement assets;

(j)       Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements;

(k)       the abandonment, cancellation, non-renewal or discontinuance of use or maintenance of non-material Intellectual Property or rights relating thereto that the Company determines

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in its reasonable judgment to be desirable to the conduct of its business and not materially disadvantageous to the interests of the Lenders;

(l)       any other Disposition of assets (including Equity Interests); provided that (i) if the total fair market value of the assets subject to any such Disposition or series of related Dispositions is in excess of $10,000,000, it shall be for fair market value (or if not for fair market value, the shortfall is permitted as and treated as an Investment under Section 6.04), (ii) at least 75% of the total consideration for any such Disposition in excess of $10,000,000 received by the Company and its Subsidiaries is in the form of cash or Permitted Investments, (iii) no Event of Default then exists or would result from such Disposition (except if such Disposition is made pursuant to an agreement entered into at a time when no Event of Default exists) and (iv) the requirements of Section 2.11(c), to the extent applicable, are complied with in connection therewith; provided, however, that for purposes of clause (ii) above, the following shall be deemed to be cash: (A) any liabilities (as shown on the Company’s or such Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Company or such Subsidiary (other than liabilities that are by their terms subordinated to the Obligations) that are assumed by the transferee with respect to the applicable Disposition and for which the Company and its Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities received by the Company or such Subsidiary from such transferee that are converted by the Company or such Subsidiary into cash or Permitted Investments (to the extent of the cash or Permitted Investments received in the conversion) within 180 days following the closing of the applicable Disposition and (C) any Designated Non-Cash Consideration received by the Company or any of its Subsidiaries in such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (l) that is at that time outstanding, not to exceed the greater of (I) $75,000,000 and (II) 18% of Consolidated EBITDA for the Test Period most recently ended (at the time of such Disposition and determined on a Pro Forma Basis) at the time of the receipt of such Designated Non-Cash Consideration (with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value);

(m)       any Financing Disposition; and

(n)       any other Disposition of assets (including Equity Interests) in an aggregate amount not in excess of the greater of (i) $40,000,000 and (ii) 10% of Consolidated EBITDA for the Test Period most recently ended (at the time of such Disposition and determined on a Pro Forma Basis).

Notwithstanding the foregoing, other than Dispositions to the Company or any Subsidiary in compliance with Section 6.04, and other than directors’ qualifying shares and other nominal amounts of Equity Interests that are required to be held by other Persons under applicable Requirements of Law, no such Disposition of any Equity Interests in any Subsidiary shall be permitted unless (i) other than in connection with the establishment or formation of a Permitted Joint Venture, with respect to any wholly-owned Domestic Subsidiary, such Equity Interests constitute all of the Equity Interests in such Subsidiary held by the Company and the Subsidiaries and (ii) immediately after giving effect to such transaction, the Company and the Subsidiaries shall otherwise be in compliance with Section 6.04.

Notwithstanding anything in this Agreement to the contrary, neither the Company nor any Subsidiary may assign, sell, transfer ownership of, exclusively license or exclusively sublicense, or otherwise dispose of any Intellectual Property that is material to the business of the Company and the Subsidiaries, taken as a whole, to any Unrestricted Subsidiary (including, for the avoidance of doubt, by way of an Investment or designation of a Subsidiary as an Unrestricted Subsidiary).

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Section 6.06. Sale/Leaseback Transactions. None of the Company or any Subsidiary will enter into any Sale/Leaseback Transaction unless (a) the sale or transfer of the property thereunder is permitted under Section 6.05, (b) any Capital Lease Obligations arising in connection therewith are permitted under Section 6.01 and (c) any Liens arising in connection therewith (including Liens deemed to arise in connection with any such Capital Lease Obligations) are permitted under Section 6.02.

Section 6.07. Hedging Agreements. None of the Company or any Subsidiary will enter into any Hedging Agreement, except (a) Hedging Agreements entered into to hedge or mitigate risks to which the Company or any Subsidiary has actual exposure (other than those in respect of the Equity Interests or Indebtedness of the Company or any Subsidiary) and (b) Hedging Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Company or any Subsidiary.

Section 6.08. Restricted Payments; Certain Payments of Indebtedness. (a) None of the Company or any Subsidiary will declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

(i)       any Subsidiary may declare and pay dividends or make other distributions with respect to its Equity Interests, in each case ratably to the holders of such Equity Interests (or if not ratably, on a basis more favorable to the Company and the Loan Parties);

(ii)       the Company may declare and pay dividends with respect to its Equity Interests payable solely in shares of Qualified Equity Interests of the Company;

(iii)       the Company may repurchase, purchase, acquire, cancel or retire for value Equity Interests of the Company from present or former employees, officers, directors or consultants (or their estates or beneficiaries under their estates) of the Company or any Subsidiary upon the death, disability, retirement or termination of employment or service of such employees, officers, directors or consultants, or to the extent required, pursuant to employee benefit plans, employment agreements, stock purchase agreements or stock purchase plans, or other benefit plans; provided that the aggregate amount of Restricted Payments made pursuant to this Section 6.08(a)(iii) shall not exceed $15,000,000 in any fiscal year; provided that any unused amounts in any fiscal year may be carried forward to one or more future periods subject to a maximum aggregate amount of repurchases made pursuant to this clause (iii) not to exceed $25,000,000 in any fiscal year;

(iv)       the Company may make cash payments in lieu of the issuance of fractional shares representing insignificant interests in the Company in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests in the Company;

(v)       the Company may acquire Equity Interests of the Company upon the exercise of stock options for such Equity Interests of the Company if such Equity Interests represent a portion of the exercise price of such stock options or in connection with tax withholding obligations arising in connection with the exercise of options by, or the vesting of restricted Equity Interests held by, any current or former director, officer or employee of the Company or its Subsidiaries;

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(vi)       the Company may convert or exchange any Equity Interests of the Company for or into Qualified Equity Interests of the Company;

(vii)       so long as no Event of Default shall have occurred and be continuing, the Company may on any date make Restricted Payments in an amount not in excess of the amount of Qualifying Equity Proceeds available on such date and not previously applied to Specified Uses;

(viii)       so long as no Event of Default shall have occurred and be continuing or would result therefrom, the Company may on any date make Restricted Payments in an amount equal (A) the greater of (x) $100,000,000 and (y) 25% of Consolidated EBITDA for the Test Period most recently ended (at the time of the making of such Restricted Payment and determined on a Pro Forma Basis) plus (B) the Available Amount on such date; provided, however, that at the time of the making of such Restricted Payments and immediately after giving effect to such Restricted Payments made in reliance on subclause (viii)(B), the Net Leverage Ratio on such date, calculated on a Pro Forma Basis to give effect to any such Restricted Payment, is not in excess of 3.50 to 1.00;

(ix)       any Subsidiary may repurchase its Equity Interests held by minority shareholders or interest holders in a Permitted Acquisition or another transaction permitted by Section 6.04(w) or (x) (it being understood that for purposes of Section 6.04, the applicable Borrower shall be deemed the purchaser of such Equity Interests and such repurchase shall constitute an Investment by the applicable Borrower in a Person that is not a Subsidiary in the amount of such purchase unless such Subsidiary becomes a Loan Party in connection with such repurchase);

(x)       so long as, at the date of declaration thereof, no Event of Default under clause (a), (b), (h) or (i) of Article VII shall have occurred and be continuing or would result therefrom, the Company may pay dividends and make distributions to, or repurchase or redeem its Equity Interests from, its equity holders in an amount not to exceed the greater of (x) $30,000,000 per fiscal year and (y) $0.11 per share per fiscal quarter;

(xi)       so long as no Event of Default shall have occurred and be continuing or would result therefrom, the Company may on any date make additional Restricted Payments; provided that the Net Secured Leverage Ratio immediately after giving effect to any such Restricted Payment, calculated on a Pro Forma Basis at the time such Restricted Payment is made, is less than 2.75 to 1.00;

(xii)       the Company may make Restricted Payments within 60 days after the date of declaration thereof, if at the date of declaration of such Restricted Payments, such Restricted Payments would have been permitted pursuant to another clause of this Section 6.08(a); and

(xiii)       distributions or payments of Special Purpose Financing Fees shall be permitted hereunder; and

(xiv)       Restricted Payments pursuant to an agreement or instrument relating to Indebtedness of or a Financing Disposition by or to or in favor of any Receivables Subsidiary shall be permitted hereunder.

(b)       None of the Company or any Subsidiary will make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Subordinated Indebtedness with an aggregate outstanding

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principal amount of $100,000,000 or more, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, defeasance, cancelation or termination of such Subordinated Indebtedness, except:

(i)       regularly scheduled interest and principal payments as and when due in respect of any Subordinated Indebtedness, other than payments prohibited by the subordination provisions thereof;

(ii)       refinancings of Subordinated Indebtedness with the proceeds of Refinancing Indebtedness permitted in respect thereof under Section 6.01;

(iii)       payments of or in respect of Subordinated Indebtedness made solely with Qualified Equity Interests in the Company or the conversion of any Subordinated Indebtedness into Qualified Equity Interests of the Company;

(iv)       prepayments of intercompany Subordinated Indebtedness permitted hereby owed by the Company or any Subsidiary to the Company or any Subsidiary, other than prepayments prohibited by the subordination provisions governing such Subordinated Indebtedness; provided that, for the avoidance of doubt, no prepayment of any Subordinated Indebtedness owed by any Loan Party to any Subsidiary that is not a Loan Party shall be permitted so long as a Default shall have occurred and be continuing or would result therefrom;

(v)       so long as no Event of Default shall have occurred and be continuing or would result therefrom, the Company may on any date make payments of or in respect of Subordinated Indebtedness in an amount equal to (A) the greater of (x) $100,000,000 and (y) 25% of Consolidated EBITDA for the Test Period most recently ended (at the time of the making of such payment and determined on a Pro Forma Basis) plus (B) the Available Amount on such date; provided, however, that at the time of the making of such payments and immediately after giving effect to such payments made in reliance on subclause (v)(B), the Net Leverage Ratio on such date, calculated on a Pro Forma Basis to give effect to any payment, is not in excess of 3.50 to 1.00;

(vi)       so long as no Default shall have occurred and be continuing, the Company may on any date make payments of or in respect of Subordinated Indebtedness in an amount not in excess of the amount of Qualifying Equity Proceeds available on such date and not previously applied to Specified Uses; and

(vii)       so long as no Default shall have occurred and be continuing or would result therefrom, the Company may on any date make additional payments of or in respect of Subordinated Indebtedness; provided that the Net Secured Leverage Ratio immediately after giving effect to any such payment, calculated on a Pro Forma Basis at the time such payment is made, is less than 2.75 to 1.00.

Section 6.09. Transactions with Affiliates. None of the Company or any Subsidiary will sell, lease or otherwise transfer any assets to, or purchase, lease or otherwise acquire any assets from, or otherwise engage in any other transactions with, any of its Affiliates (an “Affiliate Transaction”) involving aggregate consideration in excess of $20,000,000, except (a) any transaction in the ordinary course of business on terms that are fair to the Company and its Subsidiaries in the reasonable determination of the Board of Directors or senior management of the Company, or are not materially less favorable to the Company or the relevant Subsidiary than those that could be obtained at

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the time in a transaction with a Person who is not an Affiliate of the Company, (b) any transaction in the ordinary course of business, or approved by a majority of the Board of Directors, between the Company or any Subsidiary and any Affiliate of the Company controlled by the Company that is a joint venture or similar entity, (c) any issuance or sale of Equity Interests (other than Disqualified Equity Interests) of the Company or any capital contribution to the Company, (d) any investment by any Affiliate of the Company in securities or term loans of the Company or any of its Subsidiaries (and payment of out-of-pocket expenses incurred by any such Affiliate in connection therewith) so long as such securities or term loans are being offered generally to investors (other than Affiliates of the Company) on the same or more favorable terms, (e) any Investment permitted by Section 6.04(g) and, solely to the extent not resulting in Indebtedness (including Guarantees) of the Company or any Subsidiary, other Investments permitted by Section 6.04 by or among the Company and one or more subsidiaries, (f) any Restricted Payment permitted by Section 6.08, (g) any transaction with any Person that is an Affiliate of the Company or any Subsidiary that would constitute an Affiliate Transaction solely because the Company or any Subsidiary owns (directly or indirectly) an equity interest in, or controls (including pursuant to any management agreement or otherwise), such Person, (h) (1) the entering into, maintaining or performance of any employment or consulting contract, collective bargaining agreement, benefit plan, program or arrangement, related trust agreement or any other similar arrangement for or with any current or former management member, employee, officer or director or consultant of or to the Company or any Subsidiary heretofore or hereafter entered into in the ordinary course of business, including vacation, health, insurance, deferred compensation, severance, retirement, savings or other similar plans, programs or arrangements, (2) payments, compensation, performance of indemnification or contribution obligations, the making or cancellation of loans in the ordinary course of business to any such management members, employees, officers, directors or consultants, (3) any issuance, grant or award of stock, options, other equity related interests or other securities, to any such management members, employees, officers, directors or consultants, (4) the payment of reasonable fees to directors of the Company or any of its Subsidiaries (as determined in good faith by the Company or such Subsidiary) or (5) any transaction with an officer or director of the Company or any of its Subsidiaries in the ordinary course of business, (i) any transaction between or among any of the Company or one or more Subsidiaries, or one or more Receivables Subsidiaries, and (j) any transaction arising out of agreements or instruments in existence on the Refinancing Closing Date and set forth on Schedule 6.09, and any payments made pursuant thereto.

Section 6.10. Restrictive Agreements. None of the Company or any Subsidiary will, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that restricts or imposes any condition upon (a) the ability of the Company or any Subsidiary to create, incur or permit to exist any Lien upon any of its assets to secure the Obligations or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Company or any Subsidiary; provided that (i) the foregoing shall not apply to (A) restrictions and conditions imposed by law or by this Agreement or any other Loan Document, (B) restrictions and conditions contained in any agreement or document governing or evidencing Refinancing Indebtedness in respect of Indebtedness referred to in clause (A) (including, for the avoidance of doubt, Permitted First Priority Refinancing Indebtedness, Permitted Second Priority Refinancing Indebtedness or Alternative Incremental Facility Indebtedness) or Refinancing Indebtedness in respect thereof; provided that the restrictions and conditions contained in any such agreement or document referred to in this clause (B) are not less favorable in any material respect to the Lenders than the restrictions and conditions imposed by this Agreement, (C) restrictions and conditions existing on the Refinancing Closing Date identified on Schedule 6.10, (D) in the case of any Subsidiary that is not a wholly-owned Subsidiary, restrictions and conditions imposed by its Organizational Documents or any related joint venture or similar agreements; provided that such restrictions and conditions apply only to such Subsidiary and to the Equity Interests of such Subsidiary, (E) restrictions imposed by any agreement governing Indebtedness entered into after the Refinancing Closing Date and permitted under Section 6.01 that are, taken as a whole, in the good faith judgment of the Company, no more restrictive with respect to

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the Company or any Subsidiary than those contained in this Agreement and (F) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or any assets of the Company or any Subsidiary, in each case pending such sale; provided that such restrictions and conditions apply only to such Subsidiary or the assets that are to be sold and, in each case, such sale is permitted hereunder; and (ii) clause (a) of the foregoing shall not apply to (A) restrictions and conditions imposed by any agreement relating to secured Indebtedness permitted by clause (f), (g), (i), (j), (k), (n), (o) and (p) of Section 6.01 if such restrictions and conditions apply only to the assets securing such Indebtedness, (B) customary provisions in leases, licenses and other agreements restricting the assignment thereof and (C) restrictions imposed by agreements relating to Indebtedness of any Subsidiary in existence at the time such Subsidiary became a Subsidiary and otherwise permitted by Section 6.01(g); provided that such restrictions apply only to such Subsidiary and its assets (or any special purpose acquisition Subsidiary without material assets acquiring such Subsidiary pursuant to a merger). Nothing in this paragraph shall be deemed to modify the requirements set forth in the definition of the term “Collateral and Guarantee Requirement” or the obligations of the Loan Parties under Sections 5.03, 5.11 or 5.18 or under the Security Documents.

Section 6.11. Amendment of Material Documents. None of the Company or any Subsidiary will amend, modify or waive any of its rights under (a) any agreement or instrument document evidencing Subordinated Indebtedness that constitutes Material Indebtedness or (b) its certificate of incorporation, bylaws or other organizational documents, in each case to the extent such amendment, modification or waiver would be materially adverse to the Lenders.

Section 6.12. Financial Covenant – Net Leverage Ratio. (a) The Company will not permit the Net Leverage Ratio as of the last day of any fiscal quarter to exceed 4.00:1.00; provided, that, at the election of the Company by delivering written notice to the Administrative Agent on or prior to the consummation of a Significant Acquisition, the applicable Net Leverage Ratio shall be 5.00:1.00 for four quarters commencing with the fiscal quarter in which such Significant Acquisition is consummated (such period, the “Covenant Step-up Period”); provided, further, that after making any such election, the Company may only make a subsequent election after at least one full fiscal quarter shall have elapsed after the end of any step-up in the maximum Net Leverage Ratio as a result of a prior election.

(b)       The provisions of Section 6.12 are solely for the benefit of Revolving Lenders and, notwithstanding the provisions of Section 9.02, a Majority in Interest of the Revolving Lenders (excluding the Revolving Commitments of Defaulting Lenders) may (i) amend or otherwise modify Section 6.12(a) or, solely for purposes of Section 6.12(a), the defined terms used, directly or indirectly, therein, or (ii) waive any noncompliance with Section 6.12(a) or any Event of Default resulting from any such noncompliance, in each case without the consent of any other Lenders.

Section 6.13. Fiscal Year. The Company will not, and the Company will not permit any other Loan Party to, change its fiscal year to end on a date other than December 31.

ARTICLE VII

Events of Default

If any of the following events (each such event, an “Event of Default”) shall occur:

(a)       any Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

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(b)       any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article VII) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;

(c)       any representation, warranty or statement made or deemed made by or on behalf of the Company or any Subsidiary in any Loan Document or in any report, certificate, financial statement or other information furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder shall prove to have been incorrect in any material respect when made or deemed made;

(d)       the Company shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.04 (with respect to the existence of the Company), 5.10 or in Article VI; provided that any failure to comply with Section 6.12(a) shall not constitute an Event of Default with respect to any Term Loans unless and until the Administrative Agent or a Majority in Interest of the Revolving Lenders (excluding the Revolving Commitments of Defaulting Lenders) shall have terminated the Revolving Commitments or exercised remedies with respect to outstanding Revolving Loans and Letters of Credit pursuant to clauses (i) and/or (ii) following clause (o) below;

(e)       any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those specified in clause (a), (b) or (d) of this Article VII), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to the Company (with a copy to the Administrative Agent in the case of any such notice from a Lender);

(f)       the Company or any Subsidiary shall fail to make any payment (whether of principal, interest, premium or otherwise and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any grace period applicable on the date on which such payment was initially due);

(g)       any event or condition occurs that results in any Material Indebtedness becoming due or being required to be prepaid, repurchased, redeemed or defeased prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf, or, in the case of any Hedging Agreement, the applicable counterparty, to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (in each case after expiration of any applicable grace or cure period set forth in the agreement or instrument evidencing or governing such Material Indebtedness); provided that this clause (g) shall not apply to (i) any secured Indebtedness that becomes due as a result of the voluntary sale, transfer or other disposition of the assets securing such Indebtedness, (ii) any Indebtedness that becomes due as a result of a voluntary refinancing thereof permitted under Section 6.01 or (iii) the occurrence of any conversion or exchange trigger in Indebtedness that is contingently convertible or exchangeable into Equity Interests of the Company;

(h)       an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Company or any Significant Subsidiary or its debts, or of a substantial part of its assets, under any Federal, State or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Significant Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

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(i)       the Company or any Significant Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation (other than any liquidation permitted under Section 6.03(a)(v)), reorganization or other relief under any Federal, State or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article VII, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Significant Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding or (v) make a general assignment for the benefit of creditors, or the board of directors (or similar governing body) of the Company or any Significant Subsidiary (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to above in this clause (i) or clause (h) of this Article VII;

(j)       the Company or any Significant Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(k)       one or more judgments for the payment of money in an aggregate amount in excess of the greater of (i) $100,000,000 and (ii) 25% of Consolidated EBITDA for the Test Period most recently ended (other than any such judgment covered by insurance (other than under a self-insurance program) to the extent a claim therefor has been made in writing and liability therefor has not been denied by the insurer), shall be rendered against the Company, any Significant Subsidiary or any combination thereof and the same shall remain undischarged for a period of 45 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Subsidiary to enforce any such judgment;

(l)       an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

(m)       any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral having, individually or in the aggregate, a fair value in excess of $20,000,000, with the priority required by the applicable Security Document, except as a result of (i) the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents, (ii) the release thereof as provided in the applicable Security Document or Section 9.14 or (iii) as a result of (A) the Administrative Agent no longer having possession of any stock certificate, promissory note or other instrument delivered under the Collateral Agreement or (B) Uniform Commercial Code continuation statements not being filed in a timely manner;

(n)       any Guarantee purported to be created under any Loan Document shall cease to be, or shall be asserted by any Loan Party not to be, in full force and effect, except as a result of the release thereof as provided in the applicable Loan Document or Section 9.14; or

(o)       a Change in Control shall occur,

then, and (i) in every such event (other than an event with respect to the Company described in clause (h) or (i) of this Article VII), and at any time after the Refinancing Closing Date and thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Company, take any or all of the following actions, at the same or different times:  (A) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (B) declare the Loans then outstanding to be due and payable in whole (or in part (but ratably as among the Classes of Loans and the Loans of each Class at such time outstanding), in which case any principal

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not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued or owing hereunder, shall become due and payable immediately, and (C) require the deposit of cash collateral in respect of LC Exposure as provided in Section 2.05(i), in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and (ii) in the case of any event with respect to the Company described in clause (h) or (i) of this Article VII, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers hereunder, shall immediately and automatically become due and payable and the deposit of such cash collateral in respect of LC Exposure shall immediately and automatically become due, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; provided, however, that upon the occurrence and during the continuance of any Event of Default attributable to a failure to comply with Section 6.12(a), (x) actions pursuant to clause (i) may be taken by a Majority in Interest of the Revolving Lenders (excluding any Defaulting Lenders) with respect to the Revolving Loans only (without the requirement for Required Lender action) or by the Administrative Agent at the direction of such Lenders, and (y) only if action has been taken in respect of such Event of Default under clause (i) (with respect to the Revolving Loans) by a Majority in Interest of the Revolving Lenders (excluding any Defaulting Lenders) or by the Administrative Agent at the direction of such Lenders, then such Event of Default will be deemed to be an Event of Default with respect to all Lenders hereunder and the remedies set forth above can be exercised in respect of all Loans.

ARTICLE VIII

The Administrative Agent

Section 8.01. Authorization and Action. (a) Each of the Lenders and the Issuing Banks hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors to serve as administrative agent and collateral agent under the Loan Documents and authorizes the Administrative Agent, in its capacity as Administrative Agent, to execute and deliver the Loan Documents and to take such actions and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than the United States of America, each of the Lenders and the Issuing Banks hereby grants to the Administrative Agent any required powers of attorney to execute any Security Document governed by the laws of such jurisdiction on such Lender’s or such Issuing Bank’s behalf. It is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties.

(b)       The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender or an Issuing Bank as any other Lender or Issuing Bank and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or the Issuing Banks.

(c)       The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents, and its duties hereunder shall be administrative in nature.

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Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or to exercise any discretionary power (including with respect to enforcement and collection), except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion, could expose the Administrative Agent to liability or be contrary to this Agreement or any other Loan Document or applicable law, and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company, any Subsidiary or any other Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Notwithstanding clause (b) of the immediately preceding sentence, the Administrative Agent shall not be required to take, or to omit to take, any action hereunder or under the Loan Documents unless, upon demand, the Administrative Agent receives an indemnification satisfactory to it from the Lenders (or, to the extent applicable and acceptable to the Administrative Agent, any other Secured Party) against all liabilities, costs and expenses that, by reason of such action or omission, may be imposed on, incurred by or asserted against the Administrative Agent or any related Person thereof. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and nonappealable judgment). The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default”) is given to the Administrative Agent by the Company, a Lender or an Issuing Bank, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any loss, cost or expense suffered by the Company or any Lender as a result of, any such determination of the Revolving Exposure or the component amounts thereof.

(d)       The Administrative Agent may perform any of and all its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of and all their duties and exercise their rights and powers through their respective Related Parties. The exculpatory provisions of this Article VIII shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a

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final and nonappealable judgment that the Administrative Agent acted with gross negligence or wilful misconduct in the selection of such sub-agents.

(e)       In case of the pendency of any proceeding with respect to any Loan Party under any Federal, State or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any LC Disbursement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(i)       to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Exposure and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.16, 2.17 and 9.03) allowed in such judicial proceeding; and

(ii)       to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, each Issuing Bank and each other Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Issuing Banks or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03).

(f)       Notwithstanding anything herein to the contrary, neither the Arrangers nor any Person named on the cover page of this Agreement as a Syndication Agent or Documentation Agent shall have any duties or obligations under this Agreement or any other Loan Document (except in its capacity, as applicable, as a Lender or an Issuing Bank), but all such Persons shall have the benefit of the indemnities provided for hereunder.

(g)       The provisions of this Article VIII are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and, except solely to the extent of the Company’s rights to consent pursuant to and subject to the conditions set forth in this Article VIII, none of the Company or any Subsidiary shall have any rights as a third party beneficiary of any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the provisions of this Article VIII.

Section 8.02. Administrative Agent’s Reliance, Limitation of Liability, etc. The Administrative Agent shall be entitled to rely, and shall not incur any liability for relying, upon any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution and in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page) believed by it to be genuine and to have been signed or sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or authenticator thereof). The Administrative Agent also shall be entitled to rely, and shall not incur any liability for relying, upon any statement made to it orally or by telephone and believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements set forth in the

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Loan Documents for being the signatory, sender or authenticator thereof), and may act upon any such statement prior to receipt of written confirmation thereof. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 8.03. Posting of Communications. (a) The Company agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Banks by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”).

(b)       Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Refinancing Closing Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, each of the Issuing Banks and the Company acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and the Company hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.

(c)       THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER, ANY DOCUMENTATION AGENT, ANY SYNDICATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM.

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“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform.

(d)       Each Lender and each Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address.

(e)       Each of the Lenders, each of the Issuing Banks and the Company agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies.

(f)       Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

Section 8.04. The Administrative Agent Individually. With respect to its Commitment, Loans (including Swingline Loans), LC Commitments and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. The terms “Issuing Banks”, “Lenders”, “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, Issuing Bank or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, the Borrower, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Banks.

Section 8.05. Successor Administrative Agent. Subject to the terms of this paragraph, the Administrative Agent may resign at any time from its capacity as such. In connection with such resignation, the Administrative Agent shall give notice of its intent to resign to the Lenders, the Issuing Banks and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. The fees payable by the Company to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed by the Company and such successor. Notwithstanding the foregoing, in the event no successor

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Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Company, whereupon, on the date of effectiveness of such resignation stated in such notice, (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Security Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this paragraph (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Security Document, including any action required to maintain the perfection of any such security interest), and (b) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (i) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (ii) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall also directly be given or made to each Lender and each Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article VIII and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (a) above.

Section 8.06. Acknowledgements of Lenders and Issuing Banks. (a) Each Lender and Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent, the Syndication Agents, the Documentation Agents, the Arrangers or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Syndication Agents, the Documentation Agents, the Arrangers or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

(b)       Each Lender, by delivering its signature page to the Refinancing Facility Amendment and funding its Loans on the Refinancing Closing Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, this Agreement and each other Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Refinancing Closing Date.

(c)       (i) Each Lender and each Issuing Bank hereby agrees that (x) if the Administrative Agent notifies such Lender or such Issuing Bank, as applicable, that the Administrative Agent has determined in its sole discretion that any funds received by such Lender or such Issuing Bank, as applicable, from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender or such Issuing Bank, as applicable, (whether or not known to

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such Lender or such Issuing Bank, as applicable), and demands the return of such Payment (or a portion thereof), such Lender or such Issuing Bank, as applicable, shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or such Issuing Bank, as applicable, to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender or such Issuing Bank, as applicable, shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 8.06(c) shall be conclusive, absent manifest error.

(ii)       Each Lender and Issuing Bank hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment.  Each Lender and Issuing Bank agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender or Issuing Bank, as applicable, shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or such Issuing Bank, as applicable, to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(iii)       Each Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender or such Issuing Bank, as applicable, with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by each Borrower or any other Loan Party.

Each party’s obligations under this Section 8.06(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.

Section 8.07. Collateral Matters. (a) Except with respect to the exercise of setoff rights of any Lender in accordance with Section 9.08 or with respect to a Lender’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations, it being understood and agreed that all

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powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. In the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Administrative Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Administrative Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Loan Document Obligations as a credit on account of the purchase price for any collateral payable by the Administrative Agent on behalf of the Secured Parties at such sale or other disposition.

(b)       In furtherance of the foregoing and not in limitation thereof, no Hedging Agreement the obligations under which constitute Secured Hedging Obligations will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under this Agreement or any other Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such Hedging Agreement shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph.

(c)       The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(f). The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

Section 8.08. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person becomes a Lender party hereto, to, and (y) covenants, from the date such Person becomes a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, each Arranger and each Syndication Agent and their respective affiliates and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that at least one of the following is and will be true:

(i)       such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,

(ii)       the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable, and the conditions of such exemption have been satisfied, with respect to such Lender's entrance into, participation in,

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administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii)       (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv)       such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, the Arrangers and the Syndication Agents in their sole discretion, and such Lender.

(b)       In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person becomes a Lender party hereto, to, and (y) covenants, from the date such Person becomes a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, each Arranger and each Syndication Agent and their respective affiliates and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that neither the Administrative Agent, nor any Arranger or Syndication Agent is a fiduciary with respect to the assets of such Lender involved in such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent, any Arranger or Syndication Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

The Administrative Agent, each Arranger and each Syndication Agent and Documentation Agent hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

Section 8.09. Borrower Communications. (a) The Administrative Agent, the Lenders and the Issuing Banks agree that the Company may, but shall not be obligated to, make any Borrower Communications to the Administrative Agent through an electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Borrower Portal”).

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(b)       Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Refinancing Closing Date, a user ID/password authorization system), each of the Lenders, each of the Issuing Banks and the Company acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of the Company that are added to the Approved Borrower Portal, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and the Company hereby approves distribution of Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution.

(c)       THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER COMMUNICATION, OR THE ADEQUACY OF THE APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED BORROWER PORTAL AND THE BORROWER COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER PORTAL. IN NO EVENT SHALL THE APPLICABLE PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL.

(d)       Each of the Lenders, each of the Issuing Banks and the Company agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Communications on the Approved Borrower Portal in accordance with the Administrative Agent’s generally applicable document retention procedures and policies.

(e)       Nothing herein shall prejudice the right of the Company to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

ARTICLE IX

Miscellaneous

Section 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) of this Section 9.01), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(i)       if to the Company, to it at Minerals Technologies, Inc., 622 Third Avenue, 38th Floor, New York, NY 10017-6707, Attention of Erik Aldag, Chief Financial Officer (e-mail

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address: erik.aldag@mineralstech.com), and if to any Borrowing Subsidiary, to it in care of the Company;

(ii)       if to the Administrative Agent or Swingline Lender, to JPMorgan Chase Bank, N.A., at the address separately provided to the Company.

(iii)       if to any Issuing Bank, to it at its address (or fax number) most recently specified by it in a notice delivered to the Administrative Agent and the Company (or, in the absence of any such notice, to the address (or fax number) set forth in the Administrative Questionnaire of the Lender that is serving as such Issuing Bank or is an Affiliate thereof); and

(iv)       if to any other Lender, to it at its address (or fax number) set forth in its Administrative Questionnaire.

Notices and communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by fax shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) of this Section 9.01 shall be effective as provided in such paragraph.

(b)       Notices and other communications to the Lenders and Issuing Banks hereunder may be delivered or furnished by electronic communication (including e-mail and Internet and intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices under Article II to any Lender or any Issuing Bank if such Lender or such Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article II by electronic communication. Any notices or other communications to the Administrative Agent, the Company may be delivered or furnished by electronic communications pursuant to procedures approved by the recipient thereof prior thereto; provided that approval of such procedures may be limited or rescinded by any such Person by notice to each other such Person.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment) and (ii) notices and other communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefore; provided that, for both clauses (i) and (ii) above, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c)       Any party hereto may change its address or fax number for notices and other communications hereunder by notice to the other parties hereto.

(d)       The Company agrees that the Administrative Agent may, but shall not be obligated to, make any Communication by posting such Communications on Debt Domain, Intralinks, Syndtrak or a similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available”. Neither the Administrative Agent nor any of its Related Parties warrants, or shall be deemed to warrant, the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty

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of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made, or shall be deemed to be made, by the Administrative Agent or any of its Related Parties in connection with the Communications or the Platform.

Section 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

(b)       Except as otherwise expressly provided in this Agreement, none of this Agreement, any other Loan Document or any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Company, the Administrative Agent and the Required Lenders and, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders, provided that (i) any provision of this Agreement or any other Loan Document may be amended by an agreement in writing entered into by the Company and the Administrative Agent to cure any ambiguity, omission, defect or inconsistency so long as, in each case, (A) such amendment does not adversely affect in any material respect the rights of any Lender or (B) the Lenders shall have received at least five Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment and (ii) no such agreement shall (A) increase the Commitment of any Lender without the written consent of such Lender, (B) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon (except in connection with the waiver of applicability of any post-default increase in interest rates (which waiver shall be effective with the consent of the Majority In Interest of each adversely affected Class)), or reduce any fees payable hereunder, in each case, other than as a result of any change in the definition, or in any components thereof, of the term “Net Leverage Ratio”, without the written consent of each Lender directly and adversely effected thereby (in which case the separate consent of the Required Lenders shall not be required), (C) postpone the scheduled maturity date of any Loan, or the date of any scheduled payment of the principal amount of any Term Loan under Section 2.10 or the applicable Incremental Facility Amendment or Refinancing Facility Agreement, or the required date of reimbursement of any LC Disbursement, or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly and adversely effected thereby (in which case the separate consent of the Required Lenders shall not be required), (D) change Section 2.08(c), 2.18(b) or 2.18(c) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender adversely affected thereby, (E) change any of the provisions of this Section 9.02 or the percentage set forth in the definition of the term “Required Lenders” or “Majority in Interest” or any other provision of this Agreement or any other Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or otherwise

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modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as applicable); provided that, with the consent of the Required Lenders or pursuant to an Incremental Facility Amendment or Refinancing Facility Agreement, the provisions of this Section 9.02 and the definition of the term “Required Lenders” or “Majority in Interest” may be amended to include references to any new class of loans created under this Agreement (or to lenders extending such loans) on substantially the same basis as the corresponding references relating to the existing Classes of Loans or Lenders, (F) release all or substantially all of the value of the Guarantees provided by the Subsidiary Loan Parties under the Collateral Agreement without the written consent of each Lender (except as expressly provided in Section 9.14 or the Collateral Agreement (including any such release by the Administrative Agent in connection with any sale or other disposition of any Subsidiary upon the exercise of remedies under the Security Documents), it being understood and agreed that an amendment or other modification of the type of obligations guaranteed under the Collateral Agreement shall not be deemed to be a release or limitation of any Guarantee), (G) release all or substantially all the Collateral from the Liens of the Security Documents without the written consent of each Lender (except as expressly provided in Section 9.14 or the applicable Security Document (including any such release by the Administrative Agent in connection with any sale or other disposition of the Collateral upon the exercise of remedies under the Security Documents), it being understood and agreed that an amendment or other modification of the type of obligations secured by the Security Documents shall not be deemed to be a release of the Collateral from the Liens of the Security Documents), (H), amend or modify any provision of Section 5.02 of the Collateral Agreement without the consent of each Lender directly and adversely affected thereby, (I) change any provisions of this Agreement or any other Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders representing a Majority in Interest of each affected Class, (J) subordinate (x) the Liens securing any of the Obligations on all or substantially all of the Collateral (“Existing Liens”) to the Liens securing any other Indebtedness or other obligations or (y) any Obligations in contractual right of payment to any other Indebtedness or other obligations (any such other Indebtedness or other obligations, to which such Liens securing any of the Obligations or such Obligations, as applicable, are subordinated, “Senior Indebtedness”) without the prior written consent of each Lender adversely affected thereby (which, notwithstanding the foregoing, such consent of such Lender directly adversely affected thereby shall be the only consent required hereunder to make such modification), in either the case of subclause (x) or (y), unless (i) in connection with (w) a debtor-in-possession facility, (x) any purchase money Indebtedness, (y) a bona fide “asset-based” revolving credit facility or (z) any other Indebtedness permitted by the terms of the Loan Documents to be secured on a senior basis to the facilities under this Agreement as of the Refinancing Closing Date or (ii) each adversely affected Lender has been offered a bona fide opportunity to fund or otherwise provide its pro rata share (based on the amount of Obligations that are adversely affected thereby held by each Lender) of the Senior Indebtedness on the same terms (other than arrangement, structuring, or similar fees that are not paid ratably to the Lenders providing such Senior Indebtedness, bona fide backstop fees and reimbursement of counsel fees and other expenses in connection with the negotiation of the terms of such transaction; such fees and expenses, “Ancillary Fees”) as offered to all other providers (or their Affiliates) of the Senior Indebtedness and to the extent such adversely affected Lender decides to participate in the Senior Indebtedness, receive its pro rata share of the fees and any other similar benefit (other than Ancillary Fees) of the Senior Indebtedness afforded to the providers of the Senior Indebtedness (or any of their Affiliates) in connection with providing the Senior Indebtedness pursuant to a written offer made to each such adversely affected Lender describing the material terms of the arrangements pursuant to which the Senior Indebtedness is to be provided, which offer shall remain open to each adversely affected Lender for a period of not less than five Business Days or (K) amend or modify any provision of Section 4.02 as it relates to the conditions precedent for the borrowing of Revolving Loans without the written consent of a Majority in Interest of the Revolving Lenders (determined excluding the Revolving Commitments of Defaulting Lenders); provided further that (1) no such agreement shall amend, modify,

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extend or otherwise affect the rights or obligations of the Administrative Agent, any Issuing Bank or the Swingline Lender without the prior written consent of the Administrative Agent, such Issuing Bank or the Swingline Lender, as applicable, and (2) any amendment, waiver or other modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Lenders of one or more Classes (but not the Lenders of any other Class) may be effected by an agreement or agreements in writing entered into by the Company and the requisite number or percentage in interest of each affected Class of Lenders that would be required to consent thereto under this Section 9.02 if such Class of Lenders were the only Class of Lenders hereunder at the time (it being understood that increases in the Applicable Rate, amendments or modifications to the amortization of the Term B Loans as in effect on the Refinancing Closing Date, any amendment to the Term B Maturity Date such that the Term B Loans mature prior to the applicable Maturity Date as in effect on the Refinancing Closing Date and any waiver of conditions to the provision of any Incremental Facility shall be deemed to affect each Class). Notwithstanding any of the foregoing, (1) no consent with respect to any amendment, waiver or other modification of this Agreement or any other Loan Document shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (A), (B) or (C) of clause (ii) of the first proviso of this paragraph and then only in the event such Defaulting Lender shall be affected by such amendment, waiver or other modification, (2) this Agreement may be amended to provide for Incremental Facilities, Refinancing Commitments and Refinancing Loans and Permitted Amendments in connection with Loan Modification Offers as provided in Sections 2.21, 2.22 and 2.23, in each case without any additional consents and (3) a Majority in Interest of the Revolving Lenders (determined excluding the Revolving Commitments of Defaulting Lenders) may, without the consent of other Lenders, amend or waive the covenant set forth in Section 6.12(a). Any amendment or modification effected in accordance with this paragraph will be binding on each Borrowing Subsidiary whether or not such Borrowing Subsidiary shall have consented thereto.

(c)       In connection with any proposed amendment, modification, waiver or termination (a “Proposed Change”) requiring the consent of all Lenders or all affected Lenders, if the consent of the Required Lenders (and, to the extent any Proposed Change requires the consent of Lenders holding Loans of any Class pursuant to paragraph (b) of this Section 9.02, the consent of a majority in interest of the outstanding Loans and unused Commitments of such Class) to such Proposed Change is obtained, but the consent to such Proposed Change of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in paragraph (b) of this Section 9.02 being referred to as a “Non-Consenting Lender”), then, so long as the Lender that is acting as Administrative Agent is not a Non-Consenting Lender, the Company may, at its sole expense and effort, upon notice to such Non-Consenting Lender and the Administrative Agent, require such Non-Consenting Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, each Issuing Bank and the Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Non-Consenting Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, including, if applicable, the prepayment fee pursuant to Section 2.11(h) (with such assignment being deemed to be an optional prepayment for purposes of determining the applicability of such Section 2.11(h)) from the assignee (in the case of such principal and accrued interest and fees (other than any fee payable pursuant to Section 2.11(h)) or the applicable Borrower (in the case of all other amounts (including any amount payable pursuant to Section 2.11(h)), (iii) the Company or such assignee shall have paid to the Administrative Agent the processing and recordation fee specified in Section 9.04(b), (iv) such assignment does not conflict with applicable law and (v) the assignee shall have given its consent to such Proposed Change and, as a result of such assignment and

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delegation and any contemporaneous assignments and delegations and consents, such Proposed Change can be effected.

(d)       Notwithstanding anything herein to the contrary, the Administrative Agent may, without the consent of any Secured Party, consent to a departure by any Loan Party from any covenant of such Loan Party set forth in this Agreement, the Collateral Agreement or any other Security Document to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Collateral and Guarantee Requirement”.

(e)       The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, waivers or other modifications on behalf of such Lender. Any amendment, waiver or other modification effected in accordance with this Section 9.02 shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender.

(h)       Notwithstanding anything to the contrary herein:

(i)       In connection with any determination as to whether the requisite Lenders have (A) consented (or not consented) to any amendment or waiver of any provision of this Agreement or any other Loan Document or any departure by any Loan Party therefrom, (B) otherwise acted on any matter related to any Loan Document, or (C) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, any Lender (other than (x) any Lender that is a regulated institution, (y) any Revolving Lender and (z) any Affiliate of the foregoing) or any of its Affiliates (other than Affiliates that (I) make independent investment decisions, (II) have customary information screens in place (that apply to the Company) and (III) have investment policies that are not directed by, and whose investment decisions are not influenced by, the holder or a common Affiliate acting in concert with the holder) that, as a result of its interest in any total return swap, total rate of return swap, credit default swap or other derivative contract (other than any such total return swap, total rate of return swap, credit default swap or other derivative contract entered into pursuant to bona fide market making activities), has a net short position with respect to the Loans or Commitments (each, a “Net Short Lender”) shall, unless the Company otherwise elects (in its sole discretion) have no right to vote any of its Loans and Commitments and shall be deemed to have voted its interest as a Lender without discretion in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Net Short Lenders.

(ii)       In connection with any such determination, each Lender (other than any Lender that is a regulated institution and any Revolving Lender) shall promptly notify the Administrative Agent in writing that it is a Net Short Lender, or shall otherwise be deemed to have represented and warranted to the Company and the Administrative Agent that it is not a Net Short Lender (it being understood and agreed that the Company and the Administrative Agent shall be entitled to rely on each such representation and deemed representation). The Administrative Agent (and its sub-agents) shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, any other Lender’s compliance with the provisions hereof relating to Net Short Lenders. Without limiting the generality of the foregoing, the Administrative Agent (and its sub-agents), in such capacity and not in its capacity as a Lender, if applicable, shall not be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Assignee or Participant is a Net Short Lender.

(iii)       For purposes of determining whether a Lender has a “net short position” on any date of determination: (A) derivative contracts with respect to the Loans and Commitments and

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such contracts that are the functional equivalent thereof shall be counted at the notional amount thereof in Dollars, (B) notional amounts in other currencies shall be converted to the Dollar equivalent thereof by such Lender in a commercially reasonable manner consistent with generally accepted financial practices and based on the prevailing conversion rate (determined on a mid-market basis) on the relevant date of determination, (C) derivative contracts in respect of an index that includes any of the Company or any other Loan Party or any instrument issued or guaranteed by the Company or any other Loan Party shall not be deemed to create a short position with respect to the Loans or Commitments, so long as (x) such index is not created, designed, administered or requested by such Lender or its Affiliates and (y) the Company and the other Loan Parties and any instrument issued or guaranteed by any of the Company or any other Loan Party, collectively, shall represent less than five percent (5%) of the components of such index, (D) derivative transactions that are documented using either the 2014 ISDA Credit Derivatives Definitions or the 2003 ISDA Credit Derivative Definitions (collectively, the “ISDA CDS Definitions”) shall be deemed to create a short position with respect to the Loans or Commitments if such Lender is a protection buyer or the equivalent thereof for such derivative transaction and (x) the Loans or the Commitments are a “Reference Obligation” under the terms of such derivative transaction (whether specified by name in the related documentation, included as a “Standard Reference Obligation” on the most recent list published by Markit, if “Standard Reference Obligation” is specified as applicable in the relevant documentation or in any other manner), (y) the Loans and/or the Commitments would be a “Deliverable Obligation” under the terms of such derivative transaction, or (z) any of the Company or any other Loan Party (or its successor) is designated as a “Reference Entity” under the terms of such derivative transaction, and (E) credit derivative transactions or other derivatives transactions not documented using the ISDA CDS Definitions shall be deemed to create a short position with respect to the Loans or Commitments if such transactions are functionally equivalent to a transaction that offers the Lender protection in respect of the Loans or the Commitments, or as to the credit quality of any of the Company or any other Loan Party other than, in each case, as part of an index so long as (x) such index is not created, designed, administered or requested by such Lender and (y) the Company and the other Loan Parties and any instrument issued or guaranteed by any of the Company or any other Loan Party, collectively, shall represent less than five percent (5%) of the components of such index.

(iv)       For the avoidance of doubt, the determination of whether a Lender (or its relevant Affiliate) has a “net short position” shall also take into account the other positions held by such person including, but not limited to, (x) whether such person is also a seller of protection, (y) any holdings by such person with respect to other Indebtedness or credit instruments of the Company or any of its Subsidiaries, and (z) any direct or indirect equity ownership of the Company.

Section 9.03. Expenses; Indemnity; Limitation of Liability.

(a)       Expenses. The Company shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers and their respective Affiliates, including the reasonable and documented fees, charges and disbursements of one primary counsel and one firm of local counsel in each jurisdiction as the Administrative Agent shall deem advisable in connection with the creation and perfection of the security interests in the Collateral provided under the Loan Documents, in connection with the structuring, arrangement and syndication of the credit facilities provided for herein and any credit or similar facility refinancing or replacing, in whole or in part, any of the credit facilities provided for herein, as well as the preparation, execution, delivery and administration of this Agreement, the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or

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thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Arrangers, any Issuing Bank or any Lender, including the reasonable and documented fees, charges and disbursements of any counsel for any of the foregoing, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section 9.03, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit; provided that expenses set forth in this clause (iii) shall be limited to (A) one counsel to the Administrative Agent and for the Lenders (taken together as a single group or client), (B) if necessary, one local counsel required in any relevant local jurisdiction and applicable special regulatory counsel, (C) additional counsel retained with the Company’s consent (such consent not to be unreasonably withheld or delayed) and (D) if representation of the Administrative Agent and/or all Lenders in such matter by a single counsel would be inappropriate based on the advice of legal counsel due to the existence of an actual or potential conflict of interest, one additional counsel for each party subject to such conflict.

(b)       Indemnity. The Company shall indemnify the Administrative Agent (and any sub-agent thereof), the Syndication Agents, the Documentation Agents, the Arrangers, each Lender and each Issuing Bank, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”), against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, liabilities and related expenses, including reasonable and documented fees, charges and disbursements of counsel (limited to reasonable fees, disbursements and other charges of one primary counsel for all Indemnitees, taken as a whole, and, if necessary, one firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for all Indemnitees, taken as a whole (and, in the case of an actual or perceived conflict of interest, where an Indemnitee affected by such conflict informs the Company of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected Indemnitee and, if necessary, one firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for such affected Indemnitee) and other reasonable and documented out-of-pocket expenses, incurred by or asserted against any Indemnitee arising out of, in connection with or as a result of (i) the structuring, arrangement and syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of this Agreement, the other Loan Documents or any other agreement or instrument contemplated hereby or thereby, the performance by the parties to this Agreement or the other Loan Documents of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned, leased or operated by the Company or any Subsidiary, or any Environmental Liability related in any way to the Company or any Subsidiary or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and whether initiated against or by any party to this Agreement or any other Loan Document, any Affiliate of any of the foregoing or any third party (and regardless of whether any Indemnitee is a party thereto); provided that the foregoing indemnity shall not, as to any Indemnitee, apply to any losses, claims, damages, penalties, liabilities or related expenses to the extent they (A) are found in a final and non-appealable judgment of a court of competent jurisdiction to have resulted from the wilful misconduct or gross negligence of such Indemnitee, (B) result from a claim brought by the Company or any of its Subsidiaries for a material breach of such Indemnitee’s obligations under this Agreement or any other Loan Document if the Company or such Subsidiary has obtained a final and non-appealable judgment of a court of competent jurisdiction in the

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Company’s or its Subsidiary’s favor on such claim as determined by a court of competent jurisdiction or (C) result from a proceeding that does not involve an act or omission by the Company or any of its Affiliates and that is brought by an Indemnitee against any other Indemnitee (other than a proceeding that is brought against the Administrative Agent, any Syndication Agent, any Documentation Agent or any Arranger in its capacity as such or in fulfilling its roles as an agent or arranger hereunder or any similar role with respect to the Indebtedness incurred or to be incurred hereunder). This paragraph shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim.

(c)       Unpaid Amounts. To the extent that the Company fails to indefeasibly pay any amount required to be paid by it under paragraph (a) or (b) of this Section 9.03 to the Administrative Agent (or any sub-agent thereof), any Issuing Bank, the Swingline Lender or any Related Party of any of the foregoing (and without limiting their obligation to do so), each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Issuing Bank, the Swingline Lender or such Related Party, as applicable, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as applicable, was incurred by or asserted against the Administrative Agent (or such sub-agent), such Issuing Bank, the Swingline Lender or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), any Issuing Bank or the Swingline Lender in connection with such capacity; provided further that, with respect to such unpaid amounts owed to any Issuing Bank the Swingline Lender in its capacity as such, or to any Related Party of any of the foregoing acting for any Issuing Bank or the Swingline Lender in connection with such capacity, only the Revolving Lenders shall be required to pay such unpaid amounts. For purposes of this Section 9.03, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the total Revolving Exposures, unused Revolving Commitments and, except for purposes of the second proviso of the immediately preceding sentence, the outstanding Term Loans and unused Term Commitments, in each case, at that time.

(d)       Limitation of Liability. To the fullest extent permitted by applicable law, the Company shall not assert, or permit any of its Affiliates or Related Parties to assert, and each hereby waives, any claim against the Administrative Agent (and any sub-agent thereof), the Syndication Agents, the Documentation Agents, the Arrangers, each Lender and each Issuing Bank, and each Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet) or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this Section 9.03(d) shall relieve any Borrower or any other Loan Party of any obligation it may have to indemnify an Indemnitee, as provided in Section 9.03(b), against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.

(e)       General. All amounts due under this Section 9.03 shall be payable within ten Business Days after written demand therefor.

Section 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) the Borrowers may not assign, delegate or otherwise transfer any of their rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any

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attempted assignment, delegation or transfer by a Borrower without such consent shall be null and void) and (ii) no Lender may assign, delegate or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section 9.04), the Arrangers, the Syndication Agents, the Documentation Agents, and, to the extent expressly contemplated hereby, the sub-agents of the Administrative Agent and the Related Parties of any of the Administrative Agent, the Arrangers, the Syndication Agents, the Documentation Agents, any Issuing Bank and any Lender) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)       (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign and delegate to one or more Eligible Assignees after the funding of the Term Loans on the Refinancing Closing Date, as applicable, all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A)       the Company; provided that no consent of the Company shall be required (1) for an assignment and delegation to a Lender, an Affiliate of a Lender or an Approved Fund, (2) for an assignment and delegation by the Initial Lender following the Refinancing Closing Date to any assignees identified to the Company with its approval prior to the Refinancing Closing Date in connection with the primary syndication of the Commitments or the Loans or (3) if an Event of Default under paragraphs (a), (b), (h) or (i) of Article VII has occurred and is continuing, for any other assignment and delegation; provided further that the Company shall be deemed to have consented to any such assignment and delegation unless it shall object thereto by written notice to the Administrative Agent within (i) ten Business Days after having received notice thereof in the case of Revolving Commitments and Revolving Loans and (ii) five Business Days in the case of Term Loans;

(B)       the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment and delegation of any Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund;

(C)       each Issuing Bank, in the case of any assignment and delegation of all or a portion of a Revolving Commitment or any Lender’s obligations in respect of its LC Exposure (other than to an existing Revolving Lender); and

(D)       the Swingline Lender, in the case of any assignment and delegation of all or a portion of a Revolving Commitment or any Lender’s obligations in respect of its Swingline Exposure (other than to an existing Revolving Lender).

(ii)       Assignments shall be subject to the following additional conditions:

(A)       except in the case of an assignment and delegation to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment and delegation of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment and delegation (determined as of the trade date specified in the Assignment and Assumption with respect to such assignment and delegation or, if no trade date is so specified, as of the date the Assignment and Assumption with respect to such assignment

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and delegation is delivered to the Administrative Agent) shall not be less than $5,000,000 or, in the case of Term Loans, $1,000,000, unless each of the Company and the Administrative Agent otherwise consents (such consent not to be unreasonably withheld or delayed); provided that no such consent of the Company shall be required if an Event of Default under paragraph (a), (b), (h) or (i) of Article VII has occurred and is continuing; provided, further, that any such assignment shall be aggregated amongst Affiliates and Approved Funds for the purpose of determining if the minimum transfer amount is met;

(B)       each partial assignment and delegation shall be made as an assignment and delegation of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause (B) shall not be construed to prohibit the assignment and delegation of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(C)       the parties to each assignment and delegation shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, provided that with respect to any assignment and delegation pursuant to Section 2.19(b) or 9.02(c), the parties hereto agree that such assignment and delegation may be effected pursuant to an Assignment and Assumption executed by the Company, the Administrative Agent and the assignee and that the Lender required to make such assignment and delegation need not be a party thereto; and

(D)       the assignee, if it shall not be a Lender, shall (1) deliver to the Administrative Agent and to the Company any tax forms required by Section 2.17(f) and (2) to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable law, including Federal, State and foreign securities laws.

(iii)       Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section 9.04, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned and delegated by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned and delegated by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of (and subject to the obligations and limitations of) Sections 2.15, 2.16, 2.17 and 9.03). Any assignment, delegation or other transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 9.04(c).

(iv)       The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the

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Borrowers, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and, as to entries pertaining to it, any Issuing Bank or Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v)       Upon receipt by the Administrative Agent of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire and any tax forms required by Section 2.17(f) (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 9.04 and any written consent to such assignment and delegation required by paragraph (b) of this Section 9.04, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that the Administrative Agent shall not be required to accept such Assignment and Assumption or so record the information contained therein if the Administrative Agent reasonably believes that such Assignment and Assumption lacks any written consent required by this Section 9.04 or is otherwise not in proper form, it being acknowledged that the Administrative Agent shall have no duty or obligation (and shall incur no liability) with respect to obtaining (or confirming the receipt) of any such written consent or with respect to the form of (or any defect in) such Assignment and Assumption, any such duty and obligation being solely with the assigning Lender and the assignee. No assignment or delegation shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph, and following such recording, unless otherwise determined by the Administrative Agent (such determination to be made in the sole discretion of the Administrative Agent, which determination may be conditioned on the consent of the assigning Lender and the assignee), shall be effective notwithstanding any defect in the Assignment and Assumption relating thereto. Each assigning Lender and the assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the Administrative Agent that all written consents required by this Section 9.04 with respect thereto (other than the consent of the Administrative Agent) have been obtained and that such Assignment and Assumption is otherwise duly completed and in proper form, and each assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the assigning Lender and the Administrative Agent that such assignee is an Eligible Assignee.

(vi)       The words “execution”, “signed”, “signature” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as applicable, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar State laws based on the Uniform Electronic Transactions Act.

(c)       Any Lender may, without the consent of (or notice to) the Company, the Administrative Agent, any Issuing Bank or the Swingline Lender, sell participations to one or more Persons (other than a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), Defaulting Lender or the Borrower or any of the Borrower’s Affiliates or subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and Loans of any Class); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations

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and (C) the Company, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant or requires the approval of all the Lenders. The Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(f) (it being understood and agreed that the documentation required under Section 2.17(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 9.04; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section 9.04 and (B) shall not be entitled to receive any greater payment under Section 2.15 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the Refinancing Closing Date that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 2.19(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement or any other Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under this Agreement or any other Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d)       Any Lender may, without the consent of the Company, the Administrative Agent, any Issuing Bank or the Swingline Lender, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 9.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e)       Notwithstanding anything else to the contrary contained in this Agreement, any Lender may assign all or a portion of its Term Loans to any Purchasing Borrower Party in accordance with, and subject to the limitations of, Section 2.24 (which assignment will not, except as otherwise

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provided herein, be deemed to constitute a prepayment of Loans for any purposes of this Agreement or the other Loan Documents).

Section 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in this Agreement and the other Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Syndication Agents, the Documentation Agents, the Arrangers, any Issuing Bank, any Lender or any Affiliate of any of the foregoing may have had notice or knowledge of any Default or incorrect representation or warranty at the time this Agreement or any other Loan Document is executed and delivered or any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any LC Exposure is outstanding and so long as the Commitments have not expired or terminated. Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement or any other Loan Document, in the event that, in connection with the refinancing or repayment in full of the credit facilities provided for herein, an Issuing Bank shall have provided to the Administrative Agent a written consent to the release of the Revolving Lenders from their obligations hereunder with respect to any Letter of Credit issued by such Issuing Bank (whether as a result of the obligations of the applicable Borrower (and any other account party) in respect of such Letter of Credit having been collateralized in full by a deposit of cash with such Issuing Bank, or being supported by a letter of credit that names such Issuing Bank as the beneficiary thereunder, or otherwise), then from and after such time such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement and the other Loan Documents, and the Revolving Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.05(d) or 2.05(f). The provisions of Sections 2.15, 2.16, 2.17, 2.18(e) and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

Section 9.06. Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the syndication of the Loans and Commitments constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b)       Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document (including the Refinancing Facility Amendment) and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be

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effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each Borrower and each other Loan Party hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrowers and the other Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any Lender-Related Person for any liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of any Borrower and/or any other Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

Section 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Bank and each of their respective Affiliates, is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) or other amounts at any time held and other obligations (in whatever currency) at any time owing by such Lender, such Issuing Bank or any such Affiliate to or for the credit or the account of any Borrower against any of and all the obligations then due of such Borrower now or hereafter existing under this Agreement held by

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such Lender, such Issuing Bank or any such Affiliates, irrespective of whether or not such Lender, such Issuing Bank or any such Affiliate shall have made any demand under this Agreement and although such obligations of such Borrower are owed to a branch or office of such Lender, such Issuing Bank or any such Affiliate different from the branch or office holding such deposit or obligated on such Indebtedness. Each Lender and each Issuing Bank agrees to notify the applicable Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give or any delay in giving such notice shall not affect the validity of any such setoff and application.

Section 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.

(b)       The Company and each Borrowing Subsidiary irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, any Issuing Bank or any Related Party of any of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of such courts and agrees that all claims in respect of any action, litigation or proceeding may be heard and determined in such Federal (to the extent permitted by law) or New York State court. Each party hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, any Lender or any Issuing Bank may otherwise have to bring any action, litigation or proceeding relating to this Agreement or any other Loan Document against any Loan Party or any of its properties in the courts of any jurisdiction.

(c)       The Company and each Borrowing Subsidiary hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action, litigation or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 9.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)       Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE

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BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10.

Section 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.12. Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Banks agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Related Parties, including accountants, legal counsel and other agents and advisors, it being understood and agreed that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential, (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing confidentiality undertakings substantially similar to those of this Section 9.12, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its Related Parties) to any Hedging Agreement relating to the Company or any Subsidiary and its obligations hereunder or under any other Loan Document, (g) on a confidential basis to (i) any rating agency in connection with rating the Company or its Subsidiaries or the credit facilities provided for herein or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities provided for herein, (h) with the consent of the Company or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 9.12 or (ii) becomes available to the Administrative Agent, any Lender, any Issuing Bank or any Affiliate of any of the foregoing on a non-confidential basis from a source other than the Company. For purposes of this Section 9.12, “Information” means all information received from the Company relating to the Company or any Subsidiary or their businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Bank on a non-confidential basis prior to disclosure by the Company and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Company after the Refinancing Closing Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 9.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Section 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or participation in any LC Disbursement, together with all fees, charges and other amounts that are treated as interest on such Loan or LC Disbursement or participation therein under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or LC Disbursement or participation therein in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or LC Disbursement or participation

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therein but were not payable as a result of the operation of this Section 9.13 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or LC Disbursements or participations therein or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the applicable Overnight Rate to the date of repayment, shall have been received by such Lender.

Section 9.14. Release of Liens and Guarantees.

A Subsidiary Loan Party (a) shall automatically be released from its obligations under the Loan Documents, and all security interests created by the Security Documents in Collateral owned by such Subsidiary Loan Party shall be automatically released, upon the consummation of any transaction permitted by this Agreement as a result of which such Subsidiary Loan Party ceases to be a Subsidiary or becomes an Excluded Subsidiary (other than solely as a result of such Subsidiary ceasing to be a Significant Subsidiary) or an Unrestricted Subsidiary and (b) may, at the option of the Company (exercised by the Company by delivering a written notice to the Administrative Agent), be released from its obligations under the Loan Documents, and all security interests created by the Security Documents in Collateral owned by such Subsidiary Loan Party may, at the option of the Company (exercised by the Company by delivering a written notice to the Administrative Agent), be released, upon such Subsidiary Loan Party ceasing to be a Significant Subsidiary. Notwithstanding the foregoing, no Subsidiary Loan Party shall be released from its guarantees, and the security interests created by the Security Documents in the Collateral owned by any Subsidiary Loan Party shall not be released, solely because such Subsidiary is no longer wholly owned by the Company, unless such Subsidiary became a non-wholly-owned Subsidiary pursuant to a permitted transaction with a Person that is not an Affiliate of the Company (other than to the extent that such Person ceases to be an Affiliate of the Company as a result of such transaction) for bona fide business purpose (rather than solely for the purpose of releasing such guarantee and security interests).

Upon any sale or other transfer by any Loan Party (other than to the Company or any Subsidiary Loan Party) of any Collateral in a transaction permitted under this Agreement, or upon the effectiveness of any written consent to the release of the security interest created under any Security Document in any Collateral pursuant to Section 9.02, the security interests in such Collateral created by the Security Documents shall be automatically released. In connection with any termination or release pursuant to this Section 9.14, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 9.14 shall be without recourse to or warranty by the Administrative Agent. Each of the Secured Parties and the Required Lenders irrevocably authorizes the Administrative Agent, at its option and in its discretion, to effect the releases set forth in this Section 9.14.

Section 9.15. USA PATRIOT Act Notice. Each Lender, each Issuing Bank and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that, pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender, such Issuing Bank or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the USA PATRIOT Act.

Section 9.16. No Fiduciary Relationship. Each Borrower, on behalf of itself and its subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Borrowers, the Subsidiaries and their respective Affiliates, on the one hand, and the Administrative Agent, the Syndication Agents, the Documentation Agents, the Arrangers, the Lenders, the Issuing Banks and their respective Affiliates, on the other hand, will have a

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business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders, the Issuing Banks or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Administrative Agent, the Syndication Agents, the Documentation Agents, the Arrangers, the Lenders, the Issuing Banks and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Company, the Subsidiaries and their respective Affiliates, and none of the Administrative Agent, the Syndication Agents, the Documentation Agents, the Arrangers, the Lenders, the Issuing Banks or any of their respective Affiliates has any obligation to disclose any of such interests to the Company, the Subsidiaries or any of their respective Affiliates. To the fullest extent permitted by law, each Borrower hereby waives and releases any claims that it or any of its Affiliates may have against the Administrative Agent, the Syndication Agents, the Documentation Agents, the Arrangers, the Lenders, the Issuing Banks or any of their respective Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

Section 9.17. Non-Public Information. (a) Each Lender acknowledges that all information, including requests for waivers and amendments, furnished by the Company or the Administrative Agent pursuant to or in connection with, or in the course of administering, this Agreement will be syndicate-level information, which may contain MNPI. Each Lender represents to the Company and the Administrative Agent that (i) it has developed compliance procedures regarding the use of MNPI and that it will handle MNPI in accordance with such procedures and applicable law, including Federal, State and foreign securities laws, and (ii) it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain MNPI in accordance with its compliance procedures and applicable law, including Federal, State and foreign securities laws.

(b)       The Company and each Lender acknowledge that, if information furnished by the Company pursuant to or in connection with this Agreement is being distributed by the Administrative Agent through the Platform, (i) the Administrative Agent may post any information that the Company has indicated as containing MNPI solely on that portion of the Platform designated for Private Side Lender Representatives and (ii) if the Company has not indicated whether any information furnished by it pursuant to or in connection with this Agreement contains MNPI, the Administrative Agent reserves the right to post such information solely on that portion of the Platform as is designated for Private Side Lender Representatives. The Company agrees to clearly designate all information provided to the Administrative Agent by or on behalf of the Company that is suitable to be made available to Public Side Lender Representatives, and the Administrative Agent shall be entitled to rely on any such designation by the Company without liability or responsibility for the independent verification thereof.

Section 9.18. Judgment Currency. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in U.S. Dollars into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction U.S. Dollars could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

(b)       The obligations of each party hereto in respect of any sum due to any other party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than U.S. Dollars, be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase U.S. Dollars with the Judgment Currency; if the amount of U.S. Dollars so purchased is less than the sum originally due to the Applicable

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Creditor in U.S. Dollars, such party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such deficiency. The obligations of the parties contained in this Section 9.18 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

Section 9.19. No Novation. The parties hereto acknowledge and agree that there is no novation of the Existing Credit Agreement and from and after the effectiveness of this Agreement, the rights and obligations of the parties under the Existing Credit Agreement shall be subsumed and governed by this Agreement. From and after the effectiveness of this Agreement, the Obligations under the Existing Credit Agreement shall continue as Obligations under this Agreement and the Loan Documents until otherwise paid in accordance with the terms hereof. Without limiting the generality of the foregoing, the Security Documents and the grant of Liens on all of the Collateral described therein do and shall continue to secure (without interruption) the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Agreement.

Section 9.20. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)       the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)       the effects of any Bail-In Action on any such liability, including, if applicable:

(i)       a reduction in full or in part or cancellation of any such liability;

(ii)       a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)       the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

Section 9.21. Acknowledgement Regarding Any Supported QFC. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

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In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

[Signature pages intentionally omitted]